UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06091

Nuveen Investment Quality Municipal Fund, Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: April 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Semi-Annual Report
April 30, 2013

Nuveen Investment Quality Municipal Fund, Inc.
NQM

Nuveen Select Quality Municipal Fund, Inc.
NQS

Nuveen Quality Income Municipal Fund, Inc.
NQU

Nuveen Premier Municipal Income Fund, Inc.
NPF

Nuveen Municipal High Income Opportunity Fund
NMZ

Nuveen Municipal High Income Opportunity Fund 2
NMD

April

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage	11

Common Share Information	13

Risk Considerations	16

Performance Overview and Holding Summaries	18

Portfolios of Investments	24

Statement of Assets and Liabilities	102

Statement of Operations	104

Statement of Changes in Net Assets	106

Statement of Cash Flows	109

Financial Highlights	112

Notes to Financial Statements	120

Reinvest Automatically, Easily and Conveniently	134

Glossary of Terms Used in this Report	136

Additional Fund Information	139

Chairman’s
Letter to Shareholders

Dear Shareholders,

After nine years of serving as lead director and independent chairman of the Nuveen Fund Board, my term of office is coming to an end. It has been a privilege to use this space to communicate with you on some of the broad economic trends in the U.S. and abroad and how they are impacting the investment environment in which your funds operate. In addition, I have enjoyed offering some perspective on how your Board views the various Nuveen investment teams as they apply their investment disciplines in that investment environment.

My term has coincided with a particularly challenging period for both mutual fund sponsors and investors. Since 2000 there have been three periods of unusually strong stock market growth and two major market declines. Recent years have been characterized by a search for yield in fixed income securities to compensate for an extended period of very low interest rates. Funds are investing more in foreign and emerging markets that require extensive research capabilities to overcome the more limited transparency and higher volatility in those markets. New fund concepts often incorporate derivative financial instruments that offer efficient ways to hedge investment risk or gain exposure to selected markets. Fund trading teams operate in many new domestic and international venues with quite different characteristics. Electronic trading and global communication networks mean that fund managers must be able to thrive in financial markets that react instantaneously to newsworthy events and are more interconnected than ever.

Nuveen has committed additional resources to respond to these changes in the fund industry environment. It has added IT and research resources to assemble and evaluate the increased flow of detailed information on economies, markets and individual companies. Based on its experience during the financial crisis of 2008-09, Nuveen has expanded its resources dedicated to valuing and trading portfolio securities with a particular focus on stressed financial market conditions. It has added systems and experienced risk management professionals to work with investment teams to better help evaluate whether their funds’ risk exposures are appropriate in view of the return targets. The investment teams have also reflected on recent experience to reaffirm or modify their investment disciplines. Finally, experienced professionals and IT resources have been added to address new regulatory requirements designed to better inform and protect investors. The Board has enthusiastically encouraged these initiatives.

The Nuveen Fund Board has always viewed itself as your representatives to assure that Nuveen brings together experienced people, proven technologies and effective processes designed to produce results that meet investor expectations. It is important to note that our activities are highlighted by the annual contract renewal process. Despite its somewhat formal language, I strongly encourage you to read the summary because it offers an insight into our oversight process. The report is included in the back of this or a subsequent shareholder report. The renewal process is very comprehensive and includes a number of evaluations and discussions between the Board and Nuveen during the year. The summary also describes what has been achieved across the Nuveen fund complex and at individual funds such as yours.

As I leave the chairmanship and resume my role as a member of the Board, please be assured that I and my fellow Board members will continue to hold your interests uppermost in our minds as we oversee the management of your funds and that we greatly appreciate your confidence in your Nuveen fund.

Very sincerely,

Robert P. Bremner
Chairman of the Board
June 21, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Investment Quality Municipal Fund, Inc. (NQM)
Nuveen Select Quality Municipal Fund, Inc. (NQS)
Nuveen Quality Income Municipal Fund, Inc. (NQU)
Nuveen Premier Municipal Income Fund, Inc. (NPF)
Nuveen Municipal High Income Opportunity Fund (NMZ)
Nuveen Municipal High Income Opportunity Fund 2 (NMD)

Portfolio managers Chris Drahn, Tom Spalding, Daniel Close and John Miller discuss key investment strategies and the six-month performance of these national Funds. Chris assumed portfolio management responsibility for NQM in January 2011, Tom has managed NQS and NQU since 2003, Dan assumed portfolio management responsibility for NPF in January 2011 and John has managed NMZ since its inception in 2003 and has been involved in the management of NMD since its inception in 2007. He assumed full portfolio management responsibility for NMD in 2010.

APPROVED FUND REORGANIZATION

On December 13, 2012, the reorganization of NMD into NMZ was approved by each Fund’s Board of Trustees. The reorganization is intended to create a single larger national Fund, which would potentially offer shareholders the following benefits:

•	Lower Fund expense ratios (excluding the effects of leverage), as fixed costs are spread over a larger asset base;

•	Enhanced secondary market trading, as larger Funds potentially make it easier for investors to buy and sell Fund shares;

•	Lower per share trading costs through reduced bid/ask spreads due to a larger common share float; and

•	Increased Fund flexibility in managing the structure and cost of leverage over time.

The reorganization was approved by shareholders at a special meeting on June 21, 2013 (subsequent to the close of this reporting period), and is expected to be completed before the opening of business on July 15, 2013.

Upon the closing of the reorganization, NMD will transfer its assets to NMZ in exchange for common and preferred shares of NMZ, and the assumption by NMZ of the liabilities of NMD. NMD will then be liquidated, dissolved and terminated in accordance with its Declaration of Trust.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investor Services, Inc., or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

In addition, shareholders of NMD will become shareholders of NMZ. Holders of common shares will receive newly issued common shares of NMZ, the aggregate net asset value of which will be equal to the aggregate net asset value of the common shares of NMD held immediately prior to the reorganization (including for this purpose fractional NMZ shares to which shareholders would be entitled). Fractional shares will be sold on the open market and shareholders will receive cash in lieu of such fractional shares. Holders of NMD’s preferred shares will receive on a one-for-one basis newly issued preferred shares of NMZ, in exchange for preferred shares of NMO held immediately prior to the reorganization.

What key strategies were used to manage these Funds during the six-month reporting period ended April 30, 2013?

In an environment characterized by tight supply, strong demand and lower yields, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term. During this period, NQS, and NQU generally found value in broad based essential services bonds backed by taxes or other revenues. We also added health care bonds and took advantage of attractive valuation levels to purchase tobacco credits, which resulted in a slight increase in our allocations of these bonds. We also selectively purchased Puerto Rico bonds. In NPF, we focused on such areas as electric utility, tollway and tobacco. In NQM, we purchased bonds from a variety of sectors, including health care, tollway, sewer and pre-paid gas credits.

In NMZ and NMD, our purchases largely focused on areas such as corporate-backed municipal bonds, community development districts (CDDs), health care and university education. Some examples of our purchases during this period included bonds issued for University of Maryland student housing, in NMD; Vigo County Hospital District, Indiana, in NMD; Illinois Institute of Technology, Illinois in NMD; Palm Glades CDD Florida, in NMZ and Lake Forest College, Illinois, in NMZ. We also added corporate tax-exempt bonds issued by Alcoa, USG and Navistar in NMZ. Both Funds also purchased bonds issued by the Tolomato CDD, Florida and Plaza Metropolitan District #1, Colorado. We also added to our existing position in American Airlines, earlier in the reporting period.

In general during this reporting period, all of the Funds emphasized bonds with longer maturities. This enabled us to take advantage of more attractive yields at the longer end of the municipal yield curve and also provided some protection for the Funds’ duration and yield curve positioning. In terms of quality, NQM and NPF did purchase lower rated bonds when we found attractive opportunities, as we believed these bonds continued to offer relative value. NQS and NQU generally focused on higher quality bonds with the goal of positioning these two Funds slightly more defensively. NMZ and NMD’s duration remained relatively unchanged and had a neutral impact on the Funds’ performance.

6	Nuveen Investments

Our opportunities to purchase bonds with longer maturities and lower credit quality were somewhat constrained during this period by the structure of bonds typically issued as part of refinancing deals, which tend to be characterized by shorter maturities and higher credit quality.

Cash for new purchases during this period was generated primarily by the proceeds from an increased number of bond calls resulting from the growth in refinancings. During this period, we worked to redeploy these proceeds as well as those from maturing bonds to keep the Funds as fully invested as possible. In NPF, we also sold our last exposure to Detroit general obligation (GO) bonds. Overall, selling was relatively limited because the bonds in our portfolios generally offered higher yields than those available in the current marketplace.

As of April 30, 2013, all six of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement. As part of our duration management strategies, NMZ and NMD also made moderate use of interest rate swaps and forward interest rate swaps to reduce price volatility risk to movements in U.S. interest rates relative to the Funds’ benchmark. During this period, these swaps had a positive impact on performance. These swaps remained in place at period end.

How did the Funds perform during the six-month reporting period ended April 30, 2013?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide total returns for the Funds for the six-month, one-year, five-year, ten-year and since inception periods ended April 30, 2013. Each Fund’s total returns are compared with the performance of a corresponding market index and Lipper classification average.

For the six-months ended April 30, 2013, the total returns on common share net asset value (NAV) for NQM, NQS, NQU and NPF exceeded the return for the S&P Municipal Bond Index. NQM, NQS and NQU outperformed the average return for the Lipper General & Insured Leveraged Municipal Debt Funds Classification Average and NPF performed in line with this Lipper average. For the same period, NMZ and NMD under-performed the return for the S&P Municipal Bond High Yield Index and exceeded the return for the Lipper High-Yield Municipal Debt Funds Classification Average.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, credit exposure, in particular in NMZ and NMD and sector allocation. In addition, the use of regulatory leverage was an important positive factor affecting the Funds’ performance over this period. Leverage is discussed in more detail later in this report.

Nuveen Investments	7

Municipal bonds with longer maturities generally outperformed those with shorter maturities during this period. Overall, credits at the longest end of the municipal yield curve posted the strongest returns, while bonds at the shortest end produced the weakest results. For this period, duration and yield curve positioning was a major positive contributor to the performance of these Funds, with the net impact varying according to each Fund’s individual weightings along the yield curve. All of the Funds benefited from their holdings of long duration bonds, many of which had zero percent coupons, which generally outperformed the market. This was especially true in NQS and NQU, which were overweight in zero coupon bonds. Duration and yield curve positioning had a neutral impact on NMZ and NMD’s performance.

Credit exposure was another important factor in the Funds’ performance during these six-months, as lower quality bonds generally outperformed higher quality bonds. This outperformance was due in part to the greater demand for lower rated bonds as investors looked for investment vehicles offering higher yields. As investors became more comfortable taking on additional investment risk, credit spreads, or the difference in yield spreads between U.S. Treasury securities and comparable investments such as municipal bonds, narrowed through a variety of rating categories. As a result of this spread compression, all of these Funds benefited from their holdings of lower rated credits. Both NMZ and NMD had heavy weightings in credits rated BBB or lower as well as non-rated bonds, which also generally performed well. For the period, NPF was underweight bonds rated AAA and overweight BBB bonds, which contributed to its performance. While NQU and NQS had slightly higher allocation to AAA and AA rated bonds, which slightly detracted from their performance.

During this period, revenue bonds as a whole outperformed the general municipal market. Holdings that generally made positive contributions to the Funds’ returns included health care (together with hospitals), transportation (especially toll roads), education and water and sewer bonds. All of these Funds had strong weightings in health care, which added to their performance, although NPF’s allocation to this sector was smaller than that of the other five Funds. Also detracting from NPF was its allocation to industrial development revenues bonds (IDRs), which underperformed for the reporting period.

Tobacco credits backed by the 1998 master tobacco settlement agreement also performed extremely well, helped in part by their longer effective durations. These bonds also benefited from market developments, including increased demand for higher yielding investments by investors who had become less risk averse. In addition, based on recent data showing that cigarette sales had fallen less steeply than anticipated, the 46 states participating in the agreement stand to receive increased payments from the tobacco companies. As of April 30, 2013, NQM, NPF and especially NQS and NQU were overweight in tobacco bonds, which benefited their performance as tobacco

8	Nuveen Investments

credits rallied. Although NMZ and NMD were underexposed to the tobacco sector relative to the S&P Municipal Bond High Yield Index, their weightings were strong enough to make a positive contribution to performance.

Another positive factor for NQS and NQU was an overweighting in the “other utility” sector, as it proved helpful to own gas prepaid credits, a category of bond issuance that rallied during the period. These securities are used by municipalities to prepay natural gas costs and control energy spending.

In NMZ and NMD, the Funds emphasized bonds in the real estate sector, particularly community development districts (CDDs). During this period, these Funds were rewarded with strong performance from these holdings including Tolomato CDD, Florida in both Funds, Harmony CDD, Florida in NMZ and Elk Grove Tax Assessment District, California, in NMD, as they experienced growth in assessed property valuations and debt service coverage. Both Funds have exposures to American Airlines facilities in several locations. As the airline is working through its bankruptcy proceedings, the airline has come to a favorable agreement with its labor union, as well as its bondholders. As a result, these holdings performed well for the Funds. Also benefiting both Funds’ performance was West Penn Allegheny Hospital bonds. Highmark Inc., an insurance company, acquired the hospital during the period in a cash offer.

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities, were the poorest performing market segment during this period. The underperformance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. As of April 30, 2013, NPF held the heaviest weighting of pre-refunded bonds, which detracted from its performance during this period. As higher quality credits with shorter durations, pre-refunded bonds generally do not fit the profiles of longer term, higher yielding Funds such as NMZ and NMD, and these two Funds had negligible exposure to pre-refunded bonds. GO bonds and utilities (e.g., resource recovery, public power) credits also lagged the performance of the general municipal market for this period. These Funds tended to have relatively lighter exposures to GOs, which lessened the impact of these holdings.

Shareholders also should be aware of an issue involving some of the Funds’ holdings. In December 2012, Moody’s down-graded Puerto Rico GO bonds to Baa3 from Baa1 based on Puerto Rico’s ongoing economic problems, unfunded pension liabilities, elevated debt levels and structural budget gaps. Prior to this reporting period, bonds issued by the Puerto Rico Sales Tax Financing Corporation (COFINA) also were downgraded by Moody’s to Aa3 from Aa2 in July 2012. The downgrade of the COFINA bonds was due mainly to the performance of Puerto Rico’s economy and its impact on the projected growth of sales tax revenues, and not to any sector or structural issues. In

Nuveen Investments	9

addition, the COFINA bonds were able to maintain a higher rating than the GOs because, unlike the revenue streams supporting some Puerto Rican issues, the sales taxes supporting the COFINA bonds cannot be diverted and used to support the commonwealth’s GO bonds. Shareholders of the Funds should note that all of these Funds have exposure to Puerto Rico bonds, the majority of which are the dedicated sales tax bonds issued by COFINA.

During this reporting period, we also added to our Puerto Rico holdings in NQS and NQF, based on the credit strength of these bonds. These holdings were generally purchased as part of our efforts to keep the Funds fully invested and to provide higher yields, added diversification, and triple exemption (i.e., exemption from federal, state, and local taxes). For the reporting period ended April 30, 2013, Puerto Rico paper generally underperformed the market as whole. Because most of our holdings were the COFINA bonds, the overall impact on performance was minimal, differing from Fund to Fund in line with the type and amount of its holdings. As we continue to emphasize Puerto Rico’s stronger credits, we view the COFINA bonds as potentially long-term holdings and note that the commonwealth recently introduced various sales tax initiatives aimed at improving future collections.

10	Nuveen Investments

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of all these Funds relative to the comparative indexes was the Funds’ use of leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage made a positive contribution to the performance of these Funds over this reporting period.

As of April 30, 2013, the Funds’ percentages of effective and regulatory leverage are shown in the accompanying table.

	Effective	Regulatory
	Leverage*	Leverage*
NQM	35.18%	26.07%
NQS	36.24%	30.84%
NQU	36.68%	32.64%
NPF	36.33%	28.99%
NMZ	32.55%	10.56%
NMD	31.90%	12.48%

*
Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “‘40 Act Leverage” and is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

As of April 30, 2013, the following Funds have issued and outstanding Variable Rate MuniFund Term Preferred (VMTP) Shares and Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying tables.

Nuveen Investments	11

VMTP Shares

		VMTP Shares Issued
Fund	Series	at Liquidation Value
NMZ	2016	$51,000,000
NMD	2016	$36,000,000

During the current reporting period NMZ and NMD issued $51 million and $36 million ($100,000,000) liquidation value per share) of VMTP Shares, respectively, as a new form of leverage. Proceeds from the issuance of VMTP Shares were used to pay each Fund’s outstanding balance on its borrowings as described below. VMTP Shares were offered only to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933. VMTP Shares pay dividends weekly and are set at a fixed spread to the Securities Industry and Financial Markets Association Municipal Swap Index (SIFMA).

VRDP Shares

VRDP Shares Issued
Fund	at Liquidation Value
NQM	$211,800,000
NQS	$252,500,000
NQU	$428,400,000
NPF	$127,700,000

During the current reporting period, NQU issued an additional $40,000,000, at liquidation value, of Series 1 VRDP through a private negotiated offering.

Subsequent to the close of this reporting period, NQM and NQS issued an additional $25,000,000 and $15,000,000, at liquidation value, respectively, of Series 1 VRDP through a private negotiate offering.

Refer to Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies for further details on VMTP Shares and VRDP Shares.

Bank Borrowings

NMZ and NMD employed regulatory leverage through the use of bank borrowings. During the current reporting period, both NMZ and NMD terminated their borrowings with the custodian bank and paid the full outstanding balance, including accrued interest and fees. Refer to Notes to Financial Statements, Footnote 8 — Borrowings Arrangements for further details on each Fund’s bank borrowings.

12	Nuveen Investments

Common Share Information

COMMON SHARE DIVIDEND INFORMATION

During the current reporting period ended April 30, 2013, the Funds’ monthly dividends to shareholders were as shown in the accompanying table.
	Per Common Share Amounts
	NQM	NQS	NQU	NPF	NMZ	NMD
November	$0.0840	$0.0800	$0.0740	$0.0735	$0.0730	$0.0655
December	0.0800	0.0710	0.0700	0.0700	0.0730	0.0655
January	0.0800	0.0710	0.0700	0.0700	0.0730	0.0655
February	0.0800	0.0710	0.0700	0.0700	0.0730	0.0655
March	0.0800	0.0650	0.0655	0.0700	0.0730	0.0655
April	0.0800	0.0650	0.0655	0.0700	0.0730	0.0655

Long-Term Capital Gain**	—	$0.0411	$0.0221	—	—	—
Short-Term Capital Gain**	—	—	$0.0051	—	—	—
Ordinary Income Distribution**	$0.0023	$0.0021	$0.0056	—	$0.0037	$0.0070

Market Yield***	5.94%	5.24%	5.19%	5.65%	6.32%	5.99%
Taxable-Equivalent Yield***	8.25%	7.28%	7.21%	7.85%	8.78%	8.32%

**	Distribution paid in December 2012.

***
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28.0%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time,

Nuveen Investments	13

pay all of its net investment income as dividends to shareholders. As of April 30, 2013, all of the Funds in this report had positive UNII balances, based on our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

COMMON SHARE EQUITY SHELF PROGRAMS

NQS, NMZ and NMD have each filed registration statements with the Securities and Exchange Commission (SEC) authorizing the Funds to issue additional common shares, through an equity shelf program. Under these equity shelf programs, the Funds, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s NAV per common share.

During the current reporting period, NQS, NMZ and NMD sold common shares through their equity shelf programs at a weighted average premium to NAV per common share as shown in the accompanying table.

	Common Shares	Weighted Average
	Sold through	Premium to NAV
Fund	Equity Shelf Program	Per Share Sold
NQS	219,105	1.38%
NMZ	1,567,663	3.23%
NMD	295,936	1.28%

During October 2012, NQM filed a preliminary prospectus with the SEC for an equity shelf program, pursuant to which the Fund may issue 3,500,000 additional common shares. New common shares of NQM will not be sold until the registration statement is effective.

Refer to Notes to Financial Statements, Footnote 1 - General Information and Significant Accounting Policies for further details on the Funds’ equity shelf programs.

COMMON SHARE REPURCHASES

During November 2012, the Nuveen Funds’ Board of Directors/Trustees reauthorized the Funds’ open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

14	Nuveen Investments

As of April 30, 2013, and since the inception of the Funds’ repurchase programs, NPF has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table. Since the inception of the Funds’ repurchase programs, NQM, NQS, NQU, NMZ and NMD have not repurchased any of their outstanding common shares.

	Common Shares	% of Common Shares
Fund	Repurchased and Retired	Authorized for Repurchase
NPF	202,500	10.2%

During the current reporting period, NPF did not repurchase any of its outstanding common shares.

COMMON SHARE OTHER INFORMATION

As of April 30, 2013, and during the current reporting period, the share prices of the Funds were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	NQM	NQS	NQU	NPF	NMZ	NMD
Common Share NAV	$16.69	$16.07	$16.26	$15.73	$13.71	$13.35
Common Share Price	$16.15	$14.89	$15.13	$14.87	$13.85	$13.12
Premium/(Discount) to NAV	-3.24%	-7.34%	-6.95%	-5.47%	1.02%	-1.72%
6-Month Average
Premium/(Discount) to NAV	-0.68%	-2.46%	-4.29%	-3.61%	2.64%	0.73%

Nuveen Investments	15

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Credit Risk. An issuer of a bond held by a Fund may be unable to make interest and principal payments when due. A failure by the issuer to make such payments is called a “default”. A default can cause the price of the issuer’s bonds to plummet. Even if the issuer does not default, the prices of its bonds can fall if the market perceives that the risk of default is increasing.

Low-Quality Bond Risk. NMZ and NMD concentrate a large portion of their investments in low-quality municipal bonds (sometimes called “junk bonds”), which have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

16	Nuveen Investments

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Derivatives Risk. The Funds may use derivative instruments which involve a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.

Inverse Floater Risk. The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Below-Investment Grade Risk. Investments in securities below investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

Nuveen Investments	17

Nuveen Investment Quality Municipal Fund, Inc. (NQM)
Performance Overview and Holding Summaries as of April 30, 2013

Average Annual Total Returns as of April 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NQM at Common Share NAV	3.51%	10.52%	9.48%	6.84%
NQM at Common Share Price	(0.03)%	7.82%	10.18%	7.03%
S&P Municipal Bond Index	2.01%	5.74%	6.08%	5.16%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	3.21%	10.58%	8.88%	6.74%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Health Care	21.6%
Tax Obligation/Limited	16.7%
Transportation	10.1%
U.S. Guaranteed	10.1%
Education and Civic Organizations	9.2%
Tax Obligation/General	8.9%
Water and Sewer	8.9%
Utilities	6.4%
Other	8.1%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	13.6%
AA	33.1%
A	27.0%
BBB	19.1%
BB or Lower	4.0%
N/R	2.4%

States1
(as a % of total investments)
California	16.9%
Texas	9.0%
Illinois	8.5%
New York	8.1%
Florida	5.5%
District of Columbia	4.5%
Colorado	3.4%
Ohio	3.2%
Pennsylvania	2.6%
Michigan	2.5%
Minnesota	2.4%
Nebraska	2.3%
Tennessee	2.3%
Arizona	2.2%
Missouri	2.1%
Wisconsin	2.1%
New Jersey	1.6%
Puerto Rico	1.5%
Other	19.3%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to exclusion of Other Assets Less Liabilities from the table.

18	Nuveen Investments

Nuveen Select Quality Municipal Fund, Inc. (NQS)
Performance Overview and Holding Summaries as of April 30, 2013

Average Annual Total Returns as of April 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NQS at Common Share NAV	3.77%	11.20%	9.55%	7.13%
NQS at Common Share Price	(6.46)%	1.15%	8.22%	6.92%
S&P Municipal Bond Index	2.01%	5.74%	6.08%	5.16%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	3.21%	10.58%	8.88%	6.74%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Health Care	20.6%
Tax Obligation/Limited	18.5%
Tax Obligation/General	15.1%
Transportation	10.6%
U.S. Guaranteed	9.2%
Utilities	8.1%
Consumer Staples	7.6%
Water and Sewer	5.1%
Other	5.2%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	13.7%
AA	35.6%
A	27.1%
BBB	13.3%
BB or Lower	5.8%
N/R	1.2%

States1
(as a % of total investments)
Texas	14.0%
Illinois	13.0%
California	9.5%
Ohio	4.9%
Florida	4.6%
Colorado	4.5%
Michigan	4.2%
Puerto Rico	3.4%
South Carolina	2.9%
Pennsylvania	2.8%
Arizona	2.6%
New York	2.5%
Missouri	2.5%
New Jersey	2.4%
Virginia	2.3%
Indiana	2.0%
Massachusetts	1.9%
Other	20.0%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S.Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to exclusion of Other Assets Less Liabilities from the table.

Nuveen Investments	19

Nuveen Quality Income Municipal Fund, Inc. (NQU)
Performance Overview and Holding Summaries as of April 30, 2013

Average Annual Total Returns as of April 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NQU at Common Share NAV	3.48%	10.56%	8.63%	6.92%
NQU at Common Share Price	(1.50)%	4.94%	9.10%	6.77%
S&P Municipal Bond Index	2.01%	5.74%	6.08%	5.16%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	3.21%	10.58%	8.88%	6.74%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Health Care	18.0%
Tax Obligation/Limited	16.7%
Tax Obligation/General	16.0%
Transportation	15.9%
U.S. Guaranteed	9.8%
Consumer Staples	7.4%
Utilities	6.0%
Education and Civic Organizations	5.2%
Other	5.0%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	15.8%
AA	34.9%
A	25.1%
BBB	15.9%
BB or Lower	5.8%
N/R	1.0%

States1
(as a % of total investments)
California	14.6%
Illinois	10.3%
Texas	8.1%
Puerto Rico	5.5%
New York	5.2%
Colorado	4.3%
Michigan	4.2%
Ohio	3.7%
New Jersey	3.4%
Nevada	2.8%
Louisiana	2.6%
Pennsylvania	2.5%
Massachusetts	2.5%
Missouri	2.3%
Indiana	2.2%
South Carolina	2.2%
North Carolina	2.0%
Florida	2.0%
Other	19.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to exclusion of Other Assets Less Liabilities from the table.

20	Nuveen Investments

Nuveen Premier Municipal Income Fund, Inc. (NPF)
Performance Overview and Holding Summaries as of April 30, 2013

Average Annual Total Returns as of April 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NPF at Common Share NAV	3.24%	9.03%	8.41%	5.95%
NPF at Common Share Price	(1.09)%	5.45%	9.53%	6.20%
S&P Municipal Bond Index	2.01%	5.74%	6.08%	5.16%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	3.21%	10.58%	8.88%	6.74%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Tax Obligation/Limited	23.5%
Health Care	14.2%
Transportation	13.7%
U.S. Guaranteed	12.5%
Water and Sewer	9.2%
Utilities	8.9%
Tax Obligation/General	7.6%
Other	10.4%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	13.2%
AA	36.6%
A	33.1%
BBB	10.4%
BB or Lower	4.9%
N/R	0.1%

States1
(as a % of total investments)
California	13.5%
Illinois	12.4%
New York	8.1%
Colorado	5.5%
New Jersey	5.0%
Louisiana	4.3%
Michigan	3.8%
South Carolina	3.5%
Texas	2.9%
Minnesota	2.9%
North Carolina	2.8%
Arizona	2.7%
Massachusetts	2.6%
Indiana	2.5%
Ohio	2.1%
Georgia	1.8%
Utah	1.8%
Kansas	1.7%
Pennsylvania	1.5%
Other	18.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to exclusion of Other Assets Less Liabilities from the table.

Nuveen Investments	21

Nuveen Municipal High Income Opportunity Fund (NMZ)
Performance Overview and Holding Summaries as of April 30, 2013

Average Annual Total Returns as of April 30, 2013

	Cumulative	Average Annual
				Since
	6-Month	1-Year	5-Year	Inception5
NMZ at Common Share NAV	5.28%	14.78%	8.82%	7.55%
NMZ at Common Share Price	0.59%	12.93%	6.17%	6.86%
S&P Municipal Bond High Yield Index	5.74%	13.04%	7.66%	5.28%
Lipper High-Yield Municipal Debt Funds Classification Average	4.19%	12.70%	8.72%	6.92%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1,4
(as a % of total investments)
Tax Obligation/Limited	26.1%
Health Care	18.2%
Education and Civic Organizations	11.8%
Transportation	8.2%
Housing/Multifamily	6.3%
Utilities	6.2%
Industrials	4.7%
Consumer Staples	3.9%
Other	14.6%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	0.9%
AA	28.9%
A	12.3%
BBB	12.9%
BB or Lower	12.0%
N/R	31.1%

States1,4
(as a % of total investments)
California	14.4%
Florida	11.0%
Texas	8.4%
Illinois	7.0%
Colorado	6.3%
Arizona	5.6%
Indiana	3.7%
Wisconsin	3.5%
Michigan	3.5%
Ohio	3.1%
Washington	2.7%
Louisiana	2.4%
Nebraska	2.3%
New Jersey	2.0%
New York	1.9%
North Carolina	1.8%
Tennessee	1.7%
Other	18.7%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentages may not add to 100% due to exclusion of Other Assets Less Liabilities from the table.
4	Excluding investments in derivatives.
5	Since inception returns are from 11/19/03.

22	Nuveen Investments

Nuveen Municipal High Income Opportunity Fund 2 (NMD)
Performance Overview and Holding Summaries as of April 30, 2013

Average Annual Total Returns as of April 30, 2013

	Cumulative	Average Annual
				Since
	6-Month	1-Year	5-Year	Inception5
NMD at Common Share NAV	5.42%	14.94%	8.01%	6.73%
NMD at Common Share Price	3.15%	14.39%	6.07%	5.40%
S&P Municipal Bond High Yield Index	5.74%	13.04%	7.66%	5.80%
Lipper High-Yield Municipal Debt Funds Classification Average	4.19%	12.70%	8.72%	7.23%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1,4
(as a % of total investments)
Tax Obligation/Limited	20.5%
Health Care	17.6%
Education and Civic Organizations	17.3%
Transportation	8.3%
Utilities	5.6%
Long-Term Care	5.0%
Consumer Discretionary	4.9%
Consumer Staples	4.7%
Industrials	4.4%
Other	11.7%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	0.6%
AA	24.4%
A	15.7%
BBB	14.0%
BB or Lower	12.8%
N/R	30.9%

States1,4
(as a % of total investments)
California	15.4%
Illinois	11.5%
Colorado	10.0%
Florida	7.9%
Texas	7.2%
Washington	5.8%
Arizona	5.4%
Louisiana	2.9%
Utah	2.7%
New York	2.5%
New Jersey	2.4%
Missouri	2.1%
Pennsylvania	2.0%
Wisconsin	1.9%
Indiana	1.9%
Other	18.4%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentages may not add to 100% due to exclusion of Other Assets Less Liabilities from the table.
4	Excluding investments in derivatives.
5	Since inception returns are from 11/15/07.

Nuveen Investments	23

Nuveen Investment Quality Municipal Fund, Inc.
NQM	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Municipal Bonds – 146.9% (100.0% of Total Investments)
	Alabama – 1.5% (1.0% of Total Investments)
$3,800	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/36 (UB)	11/16 at 100.00	AA+	$4,203,142
	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A:
1,200	5.250%, 11/15/20	11/15 at 100.00	Baa2	1,296,720
800	5.000%, 11/15/30	11/15 at 100.00	Baa2	831,992
1,650	Courtland Industrial Development Board, Alabama, Pollution Control Revenue Bonds, International Paper Company, Series 2005A, 5.000%, 6/01/25	6/15 at 100.00	BBB	1,715,192
1,000	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.250%, 1/01/23 – AGM Insured	1/14 at 100.00	AA	1,005,370
8,450	Total Alabama			9,052,416
	Alaska – 0.7% (0.5% of Total Investments)
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
4,000	5.000%, 6/01/32	6/14 at 100.00	B+	3,742,840
500	5.000%, 6/01/46	6/14 at 100.00	B+	448,135
4,500	Total Alaska			4,190,975
	Arizona – 3.2% (2.2% of Total Investments)
650	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	BBB	677,898
2,500	Arizona Sports and Tourism Authority, Senior Revenue Refunding Bonds, Multipurpose Stadium Facility Project, Series 2012A, 5.000%, 7/01/32	7/22 at 100.00	A1	2,799,150
1,000	Arizona Tourism and Sports Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Series 2003A, 5.000%, 7/01/31 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	A1 (4)	1,008,100
	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B:
485	5.250%, 12/01/24	12/15 at 100.00	BBB+	511,316
265	5.250%, 12/01/25	12/15 at 100.00	BBB+	278,417
2,500	Mesa, Arizona, Utility System Revenue Bonds, Tender Option Bond Trust, Series 11032-11034, 14.955%, 7/01/26 – AGM Insured (IF)	7/17 at 100.00	Aa2	2,924,300
5,000	Phoenix, Arizona, Civic Improvement Corporation, Senior Lien Airport Revenue Bonds, Series 2008, Trust 1132, 9.185%, 1/01/32 (IF)	7/18 at 100.00	AA–	6,321,700
3,450	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	3,875,903
953	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	7/16 at 100.00	N/R	979,033
16,803	Total Arizona			19,375,817
	Arkansas – 0.6% (0.4% of Total Investments)
3,290	University of Arkansas, Pine Bluff Campus, Revenue Bonds, Series 2005A, 5.000%, 12/01/30 – AMBAC Insured	12/15 at 100.00	Aa2	3,568,860
	California – 24.8% (16.9% of Total Investments)
1,500	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Channing House, Series 2010, 6.000%, 5/15/30	5/20 at 100.00	A	1,737,795
2,250	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Series 2005, 4.750%, 10/01/28 (UB)	10/15 at 100.00	Aa1	2,442,983
1,000	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/30	11/15 at 100.00	A2	1,079,960
2,500	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/27	11/15 at 100.00	A+	2,703,400

24	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$4,285	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+	$4,665,851
5,500	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 (UB)	11/16 at 100.00	AA–	6,066,940
810	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34	11/19 at 100.00	A2	1,006,830
1,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30	3/20 at 100.00	A2	1,775,040
	California State, General Obligation Bonds, Various Purpose Series 2010:
2,100	5.250%, 3/01/30	3/20 at 100.00	A1	2,470,125
3,000	5.500%, 3/01/40	3/20 at 100.00	A1	3,520,020
	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010:
900	6.000%, 10/01/29	10/19 at 100.00	BBB+	1,023,624
1,030	6.250%, 10/01/39	10/19 at 100.00	BBB+	1,171,574
1,055	California Statewide Communities Development Authority, School Facility Revenue Bonds, Aspire Public Schools, Series 2010, 6.000%, 7/01/40	1/19 at 100.00	BB	1,114,966
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
1,000	5.250%, 7/01/30	7/15 at 100.00	BBB–	1,053,020
2,000	5.000%, 7/01/39	7/15 at 100.00	BBB–	2,075,000
1,390	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3175, 13.651%, 5/15/14 (IF)	No Opt. Call	AA–	2,153,861
1,900	Chula Vista, California, Industrial Development Revenue Bonds, San Diego Gas and Electric Company, Series 1996A, 5.300%, 7/01/21	6/14 at 102.00	A+	2,031,499
2,530	Commerce Joint Power Financing Authority, California, Tax Allocation Bonds, Redevelopment Projects 2 and 3, Refunding Series 2003A, 5.000%, 8/01/28 – RAAI Insured	8/13 at 100.00	BBB	2,535,237
145	Commerce Joint Power Financing Authority, California, Tax Allocation Bonds, Redevelopment Projects 2 and 3, Refunding Series 2003A, 5.000%, 8/01/28 (Pre-refunded 8/01/13) – RAAI Insured	8/13 at 100.00	N/R (4)	146,762
1,000	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36	12/21 at 100.00	A+	1,256,320
1,500	Gavilan Joint Community College District, Santa Clara and San Benito Counties, California, General Obligation Bonds, Election of 2004 Series 2011D, 5.750%, 8/01/35	8/21 at 100.00	Aa2	1,845,720
2,000	Glendale Redevelopment Agency, California, Central Glendale Redevelopment Project, Tax Allocation Bonds,Series 2010, 5.500%, 12/01/24	12/16 at 100.00	A	2,113,940
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
3,000	5.000%, 6/01/33	6/17 at 100.00	B	2,767,440
1,000	5.750%, 6/01/47	6/17 at 100.00	B	955,470
610	5.125%, 6/01/47	6/17 at 100.00	B	531,286
9,740	Huntington Park Redevelopment Agency, California, Single Family Residential Mortgage Revenue Refunding Bonds, Series 1986A, 8.000%, 12/01/19 (ETM)	No Opt. Call	Aaa	14,149,785
400	Jurupa Public Financing Authority, California, Superior Lien Revenue Bonds, Series 2010A, 5.000%, 9/01/33	9/20 at 100.00	AA–	435,400
500	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A+	551,525
6,215	Marinez Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2011, 0.000%, 8/01/31	8/24 at 100.00	Aa2	7,006,915
2,700	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009A, 7.000%, 11/01/34	No Opt. Call	A	3,816,207
1,030	Natomas Union School District, Sacramento County, California, General Obligation Refunding Bonds, Series 1999, 5.950%, 9/01/21 – NPFG Insured	No Opt. Call	BBB+	1,177,877
15,770	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Refunding Bonds, Redevelopment Project 1, Series 1995, 7.400%, 8/01/25 – NPFG Insured	No Opt. Call	Baa2	19,450,552

Nuveen Investments	25

Nuveen Investment Quality Municipal Fund, Inc. (continued)
NQM	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,265	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Baa3	$1,433,447
1,875	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21	11/20 at 100.00	Baa3	2,099,250
13,145	Perris, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1988B, 8.200%, 9/01/23 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	19,930,318
2,500	Petaluma, Sonoma County, California, Wastewater Revenue Bonds, Refunding Series 2011, 5.500%, 5/01/32	5/21 at 100.00	AA–	2,950,500
3,415	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2004, 5.875%, 7/01/26 (Pre-refunded 7/01/14)	7/14 at 100.00	Baa2 (4)	3,637,692
	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006:
250	5.000%, 9/01/21	9/15 at 102.00	Baa2	264,548
275	5.000%, 9/01/23	9/15 at 102.00	Baa2	288,409
660	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39	8/19 at 100.00	A–	780,245
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll
	Road Revenue Refunding Bonds, Series 1997A:
6,175	0.000%, 1/15/28 – NPFG Insured	No Opt. Call	Baa2	3,077,991
8,135	0.000%, 1/15/34 – NPFG Insured	No Opt. Call	Baa2	2,901,999
17,195	0.000%, 1/15/35 – NPFG Insured	No Opt. Call	Baa2	5,799,186
660	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/31	2/21 at 100.00	A	828,630
1,000	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 6.375%, 12/01/23	12/21 at 100.00	A	1,256,570
3,750	Wiseburn School District, Los Angeles County, California, General Obligation Bonds, Series 2011B, 0.000%, 8/01/36 – AGM Insured	8/31 at 100.00	AA–	2,277,675
4,000	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2011C, 5.250%, 8/01/47	8/21 at 100.00	Aa2	4,534,880
146,160	Total California			148,894,264
	Colorado – 5.0% (3.4% of Total Investments)
1,250	Colorado Educational and Cultural Facilities Authority, Revenue and Refunding Bonds, University Corporation for Atmospheric Research Project, Series 2012A, 4.500%, 9/01/22	No Opt. Call	A+	1,427,325
1,465	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/39	8/19 at 100.00	N/R	1,641,342
2,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A, 5.000%, 2/01/41	2/21 at 100.00	AA–	2,764,200
625	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Long-term Care National Obligated Group Project, Series 2010A, 6.000%, 11/15/30	11/20 at 100.00	BBB–	712,881
2,000	Colorado Mesa University, Colorado, Enterprise Revenue Bonds, Series 20012B, 4.250%, 5/15/37	5/21 at 100.00	Aa2	2,133,940
14,500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	Baa2	4,161,500
500	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Project Revenue Bonds, Refunding Series 2011A, 5.500%, 5/01/22 (Alternative Minimum Tax)	5/21 at 100.00	Baa2	561,115
2,000	Meridian Metropolitan District, Douglas County, Colorado, General Obligation Refunding Bonds, Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	A	2,176,660
4,055	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 – AGM Insured	12/20 at 100.00	AA–	4,766,044
3,000	Park Creek Metropolitan District, Colorado, Senior Property Tax Supported Revenue Bonds, Series 2009, 6.250%, 12/01/30 – AGC Insured	12/19 at 100.00	AA–	3,577,680
650	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.500%, 11/15/38	No Opt. Call	A	883,844
2,365	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3	2,760,735

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Ute Water Conservancy District, Mesa County, Colorado, Water Revenue Bonds, Refunding Series 2012:
$1,000	4.250%, 6/15/27	6/22 at 100.00	AA	$1,119,480
1,430	4.250%, 6/15/28	6/22 at 100.00	AA	1,586,785
37,340	Total Colorado			30,273,531
	Connecticut – 1.5% (1.1% of Total Investments)
3,430	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2012H, 5.000%, 7/01/24 – AGM Insured	7/22 at 100.00	AA–	3,997,185
	Connecticut Municipal Electric Energy Cooperative, Power Supply System Revenue Bonds, Tender Option Bond Trust 1164:
1,295	17.119%, 1/01/32 (WI/DD, Settling 5/02/13) (IF)	1/23 at 100.00	Aa3	2,125,678
190	16.961%, 1/01/38 (WI/DD, Settling 5/02/13) (IF)	1/23 at 100.00	Aa3	297,861
2,500	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39	4/20 at 100.00	N/R	2,856,250
7,415	Total Connecticut			9,276,974
	District of Columbia – 6.6% (4.5% of Total Investments)
23,745	District of Columbia Water and Sewerage Authority, Public Utility Revenue Bonds, Series 1998, 5.500%, 10/01/23 – AGM Insured (UB)	No Opt. Call	AA+	30,697,773
3,000	District of Columbia, General Obligation Bonds, Series 1998B, 6.000%, 6/01/16 – NPFG Insured	No Opt. Call	Aa2	3,480,240
	District of Columbia, Revenue Bonds, The Association of American Medical Colleges Issue, Series 2011A:
1,000	5.000%, 10/01/27	10/23 at 100.00	A+	1,173,890
1,490	5.000%, 10/01/28	10/23 at 100.00	A+	1,739,679
1,185	5.000%, 10/01/29	10/23 at 100.00	A+	1,367,585
1,200	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.456%, 10/01/30 – AMBAC Insured (IF) (5)	10/16 at 100.00	AA+	1,377,132
31,620	Total District of Columbia			39,836,299
	Florida – 8.0% (5.5% of Total Investments)
1,000	Board of Regents, Florida State University, Housing Facility Revenue Bonds, Series 2005A, 5.000%, 5/01/27 – NPFG Insured	5/15 at 101.00	AA	1,084,790
3,730	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2005, 5.000%, 4/01/24	4/16 at 100.00	A–	3,951,152
250	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2009B, 7.000%, 4/01/39	4/19 at 100.00	A–	307,133
3,315	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA–	3,740,513
2,465	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2012A, 5.000%, 4/01/32	4/22 at 100.00	BBB+	2,676,251
1,150	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University, Refunding Series 2011, 6.375%, 4/01/31	4/21 at 100.00	BBB+	1,362,934
1,000	Habitat Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2004, 5.850%, 5/01/35	5/14 at 101.00	N/R	1,029,110
13,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport Hub, Series 2007B, 4.500%, 10/01/31 – NPFG Insured	10/17 at 100.00	A	13,682,760
4,000	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.375%, 10/01/40	10/20 at 100.00	AA–	4,437,960
3,000	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 46B, Series 2007A, 5.350%, 8/01/41	8/17 at 100.00	N/R	3,020,130
2,825	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	2,923,593
5,895	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB) (5)	8/17 at 100.00	AA	6,459,505

Nuveen Investments	27

Nuveen Investment Quality Municipal Fund, Inc. (continued)
NQM	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$65	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	$49,709
195	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	122,070
85	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	39,610
120	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.650%, 5/01/40 (6)	5/18 at 100.00	N/R	1
15	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007-1. RMKT, 6.650%, 5/01/40 (6)	5/18 at 100.00	N/R	8,129
200	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1, 6.650%, 5/01/40	5/17 at 100.00	N/R	205,538
1,320	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/14 at 101.00	BB	1,320,620
470	Tolomato Community Development District, Florida, Special Assessment Bonds, Southern/Forbearance Parcel Series 2007-2, 6.650%, 5/01/40 (6)	5/18 at 100.00	N/R	188,761
1,585	Westchester Community Development District 1, Florida, Special Assessment Bonds, Series 2003, 6.000%, 5/01/23	5/14 at 100.00	N/R	1,602,815
45,685	Total Florida			48,213,084
	Georgia – 1.9% (1.3% of Total Investments)
980	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	1,225,402
1,510	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.250%, 11/01/34 – AGM Insured	11/19 at 100.00	AA–	1,717,489
2,000	Dalton Development Authority, Georgia, Revenue Certificates, Hamilton Health Care System Inc., Series 1996, 5.500%, 8/15/26 – NPFG Insured	No Opt. Call	Baa2	2,311,080
2,500	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010A, 5.000%, 2/15/30	2/20 at 100.00	A	2,727,175
1,800	Georgia Municipal Electric Authority, Project One Special Obligation Bonds, Fourth Crossover Series 1997E, 6.500%, 1/01/20	No Opt. Call	A+	2,112,192
1,220	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.250%, 10/01/27	10/21 at 100.00	Baa2	1,401,341
10,010	Total Georgia			11,494,679
	Guam – 0.5% (0.3% of Total Investments)
765	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	A	859,562
1,770	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	Ba2	1,895,228
2,535	Total Guam			2,754,790
	Idaho – 0.5% (0.3% of Total Investments)
1,730	Idaho Housing and Finance Association, Single Family Mortgage Revenue Bonds, Series 2009BI, 5.650%, 7/01/26	7/19 at 100.00	A1	1,824,960
1,145	Idaho Water Resource Board, Water Resource Loan Program Revenue, Ground Water Rights Mitigation Series 2012A, 4.750%, 9/01/26	9/22 at 100.00	Baa1	1,246,195
2,875	Total Idaho			3,071,155
	Illinois – 12.5% (8.5% of Total Investments)
2,915	Chicago, Illinois, Certificates of Participation Tax Increment Revenue Notes, Fullerton/Milwaukee Redevelopment Project, Series 2011A, 6.830%, 3/15/24	3/17 at 100.00	Baa1	3,142,103
3,150	Chicago, Illinois, Sales Tax Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/22 at 100.00	AAA	3,521,795
4,985	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/32	9/22 at 100.00	A–	5,449,153
500	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Series 2010A, 7.750%, 5/15/30	5/20 at 100.00	N/R	602,315

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$500	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Temps 75 Series 2010D-1, 7.000%, 5/15/18	7/13 at 100.00	N/R	$501,160
1,125	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA	1,299,960
1,000	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	Baa2	1,119,780
1,000	Illinois Finance Authority, Revenue Bonds, Little Company of Mary Hospital and Health Care Centers, Series 2010, 5.375%, 8/15/40	8/15 at 105.00	A+	1,082,510
960	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	1,115,443
	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2004:
2,500	5.250%, 11/15/21 (Pre-refunded 5/15/14)	5/14 at 100.00	A (4)	2,627,675
1,000	5.250%, 11/15/22 (Pre-refunded 5/15/14)	5/14 at 100.00	A (4)	1,051,070
2,000	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	AA–	2,245,680
395	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	1/16 at 100.00	BB+	390,533
1,000	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	1,285,340
1,120	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39	5/19 at 100.00	A	1,368,002
1,000	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	BBB	1,094,260
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009:
2,000	6.875%, 8/15/38	8/19 at 100.00	BBB+	2,369,400
3,000	7.000%, 8/15/44	8/19 at 100.00	BBB+	3,570,420
1,000	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA–	1,117,450
1,400	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2009B, 5.000%, 8/15/26	8/20 at 100.00	AA–	1,593,396
3,000	Illinois Finance Authority, Revenue Refunding Bonds, Resurrection Health Care Corporation, Series 2009, 6.125%, 5/15/25	5/19 at 100.00	BBB+	3,451,440
	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002:
4,000	5.500%, 1/01/22	7/13 at 100.00	Baa2	4,014,240
765	5.625%, 1/01/28	7/13 at 100.00	Baa2	767,578
	Illinois State, General Obligation Bonds, Series 2012A:
5,395	4.000%, 1/01/26	1/22 at 100.00	A2	5,597,043
225	5.000%, 3/01/37	3/22 at 100.00	A2	240,473
1,430	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2011, 3.750%, 6/15/25	6/21 at 100.00	AAA	1,552,437
700	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust 4304, 17.980%, 1/01/21 (WI/DD, Settling 5/16/13) (IF)	1/23 at 100.00	AA–	1,072,750
1,875	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bonds Trust 4306, 17.973%, 1/01/21 (WI/DD, Settling 5/16/13) (IF)	1/23 at 100.00	AA–	2,873,025
1,510	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Series 2011A, 5.250%, 1/01/39 – AGM Insured	1/21 at 100.00	A1	1,709,652
1,050	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 5.000%, 6/15/50	6/20 at 100.00	AAA	1,135,418
6,015	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	AA–	4,813,744
	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
1,550	5.250%, 6/01/21	No Opt. Call	A	1,898,874
4,000	6.250%, 6/01/24	6/16 at 100.00	A–	4,501,640
800	6.000%, 6/01/28	6/21 at 100.00	A–	978,560

Nuveen Investments	29

Nuveen Investment Quality Municipal Fund, Inc. (continued)
NQM	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Will County High School District 204, Joliet, Illinois, General Obligation Bonds, Series 2001:
$1,145	8.700%, 12/01/13 – AGM Insured	No Opt. Call	AA	$1,199,891
1,300	8.700%, 12/01/14 – AGM Insured	No Opt. Call	AA	1,465,555
1,180	Will County School District 17, Channahon, Illinois, General Obligation School Building Bonds, Series 2001, 8.400%, 12/01/13 – AMBAC Insured	No Opt. Call	Aa3	1,229,300
68,490	Total Illinois			75,049,065
	Indiana – 1.6% (1.1% of Total Investments)
1,555	Indiana Finance Authority, Educational Facilities Refunding Revenue Bonds, Butler University Project, Series 2012B, 5.000%, 2/01/28	2/22 at 100.00	BBB+	1,721,432
1,050	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	BB+	1,170,141
1,260	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/42	5/23 at 100.00	A	1,397,579
1,500	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010, 5.125%, 3/01/30	3/20 at 100.00	A–	1,622,820
3,015	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/44 (Alternative Minimum Tax)	7/23 at 100.00	BBB	3,210,221
	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005:
1,550	5.250%, 2/15/23 (6)	2/15 at 100.00	N/R	173,414
2,500	5.375%, 2/15/34 (6)	2/15 at 100.00	N/R	279,700
12,430	Total Indiana			9,575,307
	Iowa – 1.8% (1.2% of Total Investments)
3,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series 2009-2, 5.500%, 12/01/25	12/19 at 100.00	A1	3,195,600
8,000	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	6/15 at 100.00	B+	7,770,240
11,000	Total Iowa			10,965,840
	Kansas – 1.3% (0.9% of Total Investments)
1,355	Johnson and Miami Counties Unified School District 230, Kansas, General Obligation Bonds, Series 2011A, 5.000%, 9/01/26	9/21 at 100.00	Aa3	1,616,488
1,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L, 5.000%, 11/15/22	11/15 at 100.00	A2	1,101,070
600	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB	673,494
175	Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 1997A-1, 6.950%, 6/01/29 (Alternative Minimum Tax)	No Opt. Call	Aaa	185,455
1,860	Topeka, Kansas, Industrial Revenue Refunding Bonds, Sunwest Hotel Corporation, Series 1988, 9.500%, 10/01/16 (Pre-refunded 8/15/16) (Alternative Minimum Tax)	8/16 at 100.00	AA+ (4)	2,158,790
2,845	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB+	1,915,652
7,835	Total Kansas			7,650,949
	Kentucky – 1.7% (1.2% of Total Investments)
2,000	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.000%, 6/01/30	6/20 at 100.00	BBB+	2,383,920
2,010	Louisville and Jefferson County Metropolitan Government, Kentucky, Industrial Building Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/35	10/16 at 100.00	A+	2,096,752
5,000	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 6.250%, 3/01/31	3/21 at 100.00	A3	5,974,700
9,010	Total Kentucky			10,455,372

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana – 1.8% (1.3% of Total Investments)
$305	East Baton Rouge Mortgage Finance Authority, Louisiana, GNMA/FNMA Mortgage-Backed Securities Program Family Mortgage Revenue Refunding Bonds, Series 1997D, 5.900%, 10/01/30(Alternative Minimum Tax)	7/13 at 100.00	Aaa	$310,460
1,800	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/24 – AGM Insured	6/22 at 100.00	AA–	2,113,740
1,380	Louisiana Local Government Environment Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2009A, 6.500%, 8/01/29	8/20 at 100.00	BBB–	1,675,582
1,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB–	1,144,610
3,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.250%, 8/15/31	8/15 at 100.00	A+	3,114,150
2,500	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	2,658,575
9,985	Total Louisiana			11,017,117
	Maine – 0.7% (0.5% of Total Investments)
2,000	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineGeneral Medical Center, Series 2011, 6.750%, 7/01/36	7/21 at 100.00	Baa3	2,446,320
1,665	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	AA	1,835,946
3,665	Total Maine			4,282,266
	Maryland – 0.5% (0.4% of Total Investments)
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24	8/14 at 100.00	A2	2,632,525
515	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.000%, 7/01/40	7/20 at 100.00	BBB–	552,734
3,015	Total Maryland			3,185,259
	Massachusetts – 2.2% (1.5% of Total Investments)
	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Tender Option Bond Trust 1163:
505	16.889%, 10/01/48 (WI/DD, Settling 5/02/13) (IF)	10/23 at 100.00	A1	769,145
930	16.791%, 10/01/48 (WI/DD, Settling 5/02/13) (IF)	10/23 at 100.00	A1	1,415,841
1,900	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	2,149,337
5,100	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/23 – AGM Insured (Pre-refunded 8/15/15) (UB)	8/15 at 100.00	AA+ (4)	5,642,079
3,120	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (5)	2/17 at 100.00	AA+	3,292,661
11,555	Total Massachusetts			13,269,063
	Michigan – 3.6% (2.5% of Total Investments)
2,500	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 5.000%, 11/01/30	11/20 at 100.00	AA	2,772,525
10,215	Detroit, Michigan, Water Supply System Revenue Refunding Bonds, Series 1993, 6.500%, 7/01/15 – FGIC Insured	No Opt. Call	A+	11,028,727
1,350	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005II, 5.000%, 10/15/22 – AMBAC Insured	10/15 at 100.00	Aa3	1,485,027
3,490	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A	3,981,636
1,635	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (UB)	12/16 at 100.00	AA	1,803,846
365	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (Pre-refunded 12/01/16) (UB)	12/16 at 100.00	AA (4)	421,210

Nuveen Investments	31

Nuveen Investment Quality Municipal Fund, Inc. (continued)
NQM	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$340	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006, 5.500%, 6/01/35	6/16 at 100.00	BBB	$363,259
19,895	Total Michigan			21,856,230
	Minnesota – 3.5% (2.4% of Total Investments)
2,750	Cohasset, Minnesota, Pollution Control Revenue Bonds, Allete Inc., Series 2004, 4.950%, 7/01/22	7/14 at 100.00	A	2,825,323
5,000	Dakota and Washington Counties Housing and Redevelopment Authority, Minnesota, GNMA Mortgage-Backed Securities Program Single Family Residential Mortgage Revenue Bonds, Series 1988, 8.450%, 9/01/19 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	6,945,400
2,000	Duluth Housing & Redevelopment Authority, Minnesota, Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A, 5.875%, 11/01/40	11/20 at 100.00	BBB–	2,138,720
620	Minnesota Agricultural and Economic Development Board, Healthcare System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2000A, 6.375%, 11/15/29	7/13 at 100.00	A	622,561
1,000	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/25	11/15 at 100.00	BBB–	1,082,250
6,280	Washington County, Minnesota, General Obligation Bonds, Capital Improvement Plan, Series 2007A, 3.500%, 2/01/28	8/17 at 100.00	AAA	6,484,226
870	Wayzata, Minnesota, Senior Housing Entrance Deposit Revenue Bonds, Folkestone Senior Living Community, Series 2012B, 4.875%, 5/01/19	5/14 at 100.00	N/R	883,859
18,520	Total Minnesota			20,982,339
	Mississippi – 0.6% (0.4% of Total Investments)
1,000	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	10/13 at 100.00	BBB	1,003,130
2,275	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24 (UB)	9/14 at 100.00	AA–	2,397,372
3,275	Total Mississippi			3,400,502
	Missouri – 3.1% (2.1% of Total Investments)
2,000	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	2,230,760
200	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006, 5.000%, 3/01/22	3/16 at 100.00	BBB+	208,328
1,000	Jackson County Reorganized School District R-7, Lees Summit, Missouri, General Obligation Bonds, Series 2006, 5.250%, 3/01/26 – NPFG Insured	3/16 at 100.00	Aa1	1,122,750
	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson Landing Project, Series 2005A:
780	6.000%, 6/01/20	No Opt. Call	A	893,201
1,525	5.000%, 6/01/35	6/15 at 100.00	A	1,565,489
2,985	Missouri Development Finance Board. Infrastructure Facilities Revenue Bonds, City of Independence, Missouri – Events Center Project, Series 2009F, 6.250%, 4/01/38 (Pre-refunded 4/01/14)	4/14 at 100.00	A– (4)	3,147,235
3,775	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2011, 5.000%, 4/01/26	4/21 at 100.00	A2	4,340,193
4,555	Northwest Missouri State University, Housing System Revenue Bonds, Refunding Series 2012, 4.000%, 6/01/25	No Opt. Call	A3	4,955,794
16,820	Total Missouri			18,463,750
	Nebraska – 3.4% (2.3% of Total Investments)
1,965	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012, 4.125%, 6/15/26	6/22 at 100.00	AA–	2,194,453
1,110	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/42	No Opt. Call	A–	1,208,113
11,215	Lincoln, Nebraska, Electric System Revenue Bonds, Series 2007A, 4.500%, 9/01/37 – FGIC Insured (UB) (5)	9/17 at 100.00	AA	11,971,452
5,000	Omaha, Nebraska, Sanitary Sewage System Revenue Bonds, Series 2012, 4.000%, 11/15/42	No Opt. Call	AA	5,261,400
19,290	Total Nebraska			20,635,418

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada – 1.1% (0.7% of Total Investments)
$4,025	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	$4,735,936
1,600	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	BBB–	1,834,096
5,625	Total Nevada			6,570,032
	New Hampshire – 0.1% (0.0% of Total Investments)
350	New Hampshire Housing Finance Authority, Single Family Mortgage Acquisition Bonds, Series 2007-E, 5.750%, 1/01/37 (Alternative Minimum Tax)	7/17 at 100.00	Aa3	364,322
	New Jersey – 2.4% (1.6% of Total Investments)
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005P:
1,325	5.250%, 9/01/24 (Pre-refunded 9/01/15)	9/15 at 100.00	A+ (4)	1,476,620
1,000	5.250%, 9/01/26 (Pre-refunded 9/01/15)	9/15 at 100.00	A+ (4)	1,114,430
555	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.750%, 6/01/31	6/20 at 100.00	Baa3	635,558
600	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, University of Medicine and Dentistry of New Jersey, Series 2009B, 7.500%, 12/01/32	6/19 at 100.00	A–	747,456
680	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	740,500
665	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.910%, 6/01/30 (IF) (5)	6/19 at 100.00	AA	1,005,746
3,425	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.250%, 12/15/20	No Opt. Call	A+	4,252,960
700	New Jersey Turnpike Authority, Revenue Bonds, Series 2009E, 5.250%, 1/01/40	1/19 at 100.00	A+	784,819
4,250	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	B2	3,743,783
13,200	Total New Jersey			14,501,872
	New Mexico – 0.8% (0.5% of Total Investments)
	Farmington, New Mexico, Hospital Revenue Bonds, San Juan Regional Medical Center Inc., Series 2004A:
880	5.125%, 6/01/17	6/14 at 100.00	A3	914,654
1,295	5.125%, 6/01/19	6/14 at 100.00	A3	1,339,833
2,000	Farmington, New Mexico, Pollution Control Revenue Refunding Bonds, Public Service Company of New Mexico San Juan Project, Series 2010D, 5.900%, 6/01/40	6/20 at 100.00	BBB	2,228,480
4,175	Total New Mexico			4,482,967
	New York – 12.0% (8.1% of Total Investments)
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
1,945	6.000%, 7/15/30	1/20 at 100.00	BBB–	2,323,808
3,065	6.250%, 7/15/40	1/20 at 100.00	BBB–	3,667,089
1,665	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 – AMBAC Insured	3/15 at 100.00	AAA	1,804,277
1,500	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	1,783,740
4,055	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	4,196,479
1,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2009B, 5.000%, 11/15/34	11/19 at 100.00	AA	1,127,160
2,250	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005B, 5.000%, 11/15/30 – AMBAC Insured	11/15 at 100.00	A	2,427,503
3,200	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005F, 5.000%, 11/15/30	11/15 at 100.00	A	3,452,448

Nuveen Investments	33

Nuveen Investment Quality Municipal Fund, Inc. (continued)
NQM	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
$500	5.750%, 10/01/37 (7)	10/17 at 100.00	N/R	$212,225
1,000	5.875%, 10/01/46 (8)	10/17 at 102.00	N/R	424,370
2,820	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005B, 5.000%, 6/15/28 (Pre-refunded 12/15/14) – AMBAC Insured	12/14 at 100.00	Aa1 (4)	3,034,264
4,980	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005B, 5.000%, 6/15/28 – AMBAC Insured	12/14 at 100.00	AAA	5,324,367
500	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 3484, 17.982%, 6/15/33 (IF)	6/19 at 100.00	AA+	762,120
5,570	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2004C, 5.000%, 2/01/22 (UB)	2/14 at 100.00	AAA	5,761,831
5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2003J, 5.500%, 6/01/20 (Pre-refunded 6/01/13)	6/13 at 100.00	AA (4)	5,022,800
1,535	New York City, New York, General Obligation Bonds, Fiscal Series 2005J, 5.000%, 3/01/25	3/15 at 100.00	Aa2	1,656,726
2,665	New York City, New York, General Obligation Bonds, Fiscal Series 2005J, 5.000%, 3/01/25 (Pre-refunded 3/01/15)	3/15 at 100.00	Aa2 (4)	2,893,417
7,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/24 (UB)	4/15 at 100.00	AA	7,598,850
5,000	New York City, New York, General Obligation Bonds, Series 2004C-1, 5.250%, 8/15/20 (UB)	8/14 at 100.00	AA	5,316,800
5,000	New York State Municipal Bond Bank Agency, Special School Purpose Revenue Bonds, Series 2003C, 5.250%, 12/01/19 (Pre-refunded 6/01/13)	6/13 at 100.00	AA– (4)	5,021,750
4,205	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2004A-1, 5.000%, 3/15/23 (Pre-refunded 3/15/14) – FGIC Insured	3/14 at 100.00	AAA	4,375,260
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
590	5.500%, 12/01/31	12/20 at 100.00	BBB–	674,759
1,325	6.000%, 12/01/42	12/20 at 100.00	BBB–	1,555,259
1,170	Suffolk County Economic Development Corporation, New York, Revenue Refunding Bonds, Peconic Landing At Southold, Inc. Project, Series 2010, 5.875%, 12/01/30	12/20 at 100.00	BBB–	1,319,210
67,540	Total New York			71,736,512
	North Dakota – 0.5% (0.3% of Total Investments)
2,190	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	2,742,165
	Ohio – 4.7% (3.2% of Total Investments)
2,705	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Improvement & Refunding Series 2012, 4.000%, 11/15/26	5/22 at 100.00	A1	2,815,418
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
3,120	5.125%, 6/01/24	6/17 at 100.00	B–	2,896,296
530	5.875%, 6/01/30	6/17 at 100.00	B	475,447
525	5.750%, 6/01/34	6/17 at 100.00	B	460,504
1,000	6.500%, 6/01/47	6/17 at 100.00	B	971,930
1,180	5.875%, 6/01/47	6/17 at 100.00	B	1,054,295
	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
1,025	5.250%, 11/01/29	11/20 at 100.00	BBB+	1,127,203
1,000	5.750%, 11/01/40	11/20 at 100.00	BBB+	1,137,090
5,000	5.500%, 11/01/40	11/20 at 100.00	BBB+	5,548,650
760	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB	853,138
1,400	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB	1,563,786
5,765	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA	7,013,526

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$1,000	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.125%, 8/01/31	8/21 at 100.00	A2	$1,105,360
800	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	950,016
250	Port of Greater Cincinnati Development Authority, Ohio, Economic Development Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/25	10/16 at 100.00	A+	264,875
26,060	Total Ohio			28,237,534
	Oklahoma – 1.1% (0.8% of Total Investments)
750	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.375%, 9/01/36	9/16 at 100.00	BB+	776,888
5,280	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2006, 5.000%, 12/15/36 (UB)	12/16 at 100.00	AA+	5,755,252
88	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2008, Trust 3500, 8.446%, 6/15/30 (IF)	12/16 at 100.00	AA+	102,401
6,118	Total Oklahoma			6,634,541
	Pennsylvania – 3.8% (2.6% of Total Investments)
1,000	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009, 6.750%, 11/01/24	11/19 at 100.00	BB	1,102,840
2,000	Allegheny County Hospital Development Authority, Pennsylvania, University of Pittsburgh Medical Center Revenue Bonds, Series 2009A, 5.375%, 8/15/29	8/19 at 100.00	Aa3	2,340,380
1,000	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB	1,020,400
3,000	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Series 2006A, 5.000%, 6/01/26 – AGM Insured (UB)	6/16 at 100.00	AA	3,326,850
1,000	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	BBB+	1,133,320
450	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2009, 1.750%, 12/01/33 (Mandatory put 12/01/15)	No Opt. Call	BBB	459,815
400	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	7/20 at 100.00	Baa3	452,340
5,125	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured (UB) (5)	12/16 at 100.00	AA	5,433,884
1,595	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	1,747,849
1,425	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A2	1,733,840
1,000	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2004B, 5.500%, 11/15/24 (Pre-refunded 11/15/14)	11/14 at 100.00	A+ (4)	1,078,140
2,350	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011, 5.500%, 8/01/20	No Opt. Call	BBB+	2,746,375
20,345	Total Pennsylvania			22,576,033
	Puerto Rico – 2.3% (1.5% of Total Investments)
1,225	Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%, 8/01/21 – CIFG Insured	No Opt. Call	AA–	1,376,986
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A:
1,100	6.375%, 8/01/39	8/19 at 100.00	A+	1,241,559
6,000	6.000%, 8/01/42	8/19 at 100.00	A+	6,575,940
1,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2011A-1, 5.250%, 8/01/40	8/21 at 100.00	AA–	1,627,845
14,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/42 – FGIC Insured	No Opt. Call	AA–	2,759,820
23,825	Total Puerto Rico			13,582,150

Nuveen Investments	35

Nuveen Investment Quality Municipal Fund, Inc. (continued)
NQM	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Rhode Island – 0.4% (0.2% of Total Investments)
$2,165	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.000%, 6/01/23	7/13 at 100.00	Baa1	$2,194,054
	South Carolina – 1.1% (0.8% of Total Investments)
2,000	Berkeley County School District, South Carolina, Installment Purchase Revenue Bonds, Securing Assets for Education, Series 2003, 5.250%, 12/01/24	12/13 at 100.00	Aa3	2,055,620
4,405	Dorchester County School District 2, South Carolina, Installment Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/23	12/14 at 100.00	AA–	4,723,570
6,405	Total South Carolina			6,779,190
	South Dakota – 0.3% (0.2% of Total Investments)
1,750	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sioux Valley Hospitals, Series 2004A, 5.500%, 11/01/31	11/14 at 100.00	A+	1,813,945
	Tennessee – 3.4% (2.3% of Total Investments)
3,200	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A, 5.500%, 7/01/36	7/16 at 100.00	BBB+	3,385,824
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
3,000	5.000%, 11/01/23	11/21 at 100.00	BBB+	3,509,880
3,200	5.000%, 11/01/24	11/21 at 100.00	BBB+	3,700,512
3,400	5.000%, 11/01/25	11/21 at 100.00	BBB+	3,893,714
5,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Refunding Bonds, Vanderbilt University, Series 2009B, 5.000%, 10/01/39	10/19 at 100.00	AA+	5,697,250
	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007:
700	5.500%, 11/01/37 (6)	11/17 at 100.00	N/R	1,743
1,200	5.500%, 11/01/46 (6)	11/17 at 100.00	N/R	2,988
19,700	Total Tennessee			20,191,911
	Texas – 13.2% (9.0% of Total Investments)
5,000	Board of Regents, University of Texas System, Financing System Revenue Bonds, Series 2006F, 4.250%, 8/15/36 (UB)	2/17 at 100.00	AAA	5,234,100
	Bryan, Brazos County, Texas, Electric System Revenue Bonds, Refunding Series 2012:
1,000	5.000%, 7/01/28	7/22 at 100.00	A+	1,168,420
1,000	5.000%, 7/01/29	7/22 at 100.00	A+	1,160,560
525	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Refunding Series 2013A, 5.000%, 1/01/43 (WI/DD, Settling 5/16/13)	1/23 at 100.00	Baa2	568,481
1,250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010, 5.750%, 1/01/25	1/20 at 100.00	Baa2	1,486,250
1,585	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A, 5.000%, 6/01/28	6/23 at 100.00	Baa3	1,779,083
12,030	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 1998A, 0.000%, 12/01/22 – AGM Insured (ETM)	No Opt. Call	AA+ (4)	9,851,367
4,680	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 1998A, 0.000%, 12/01/22 – AGM Insured	No Opt. Call	AA+	3,721,442
	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005:
800	5.250%, 8/15/21	2/16 at 100.00	BBB–	844,808
1,220	5.125%, 8/15/26	2/16 at 100.00	BBB–	1,263,029
1,100	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008A, 5.750%, 1/01/40 – AGC Insured	1/18 at 100.00	AA–	1,268,388
3,150	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	3,547,341

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$1,960	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 0.000%, 9/01/43	9/31 at 100.00	AA	$1,517,981
1,100	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.250%, 1/01/39	1/19 at 100.00	A2	1,281,940
1,000	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28	11/15 at 100.00	CCC	72,510
3,960	Stafford Economic Development Corporation, Texas, Sales Tax Revenue Bonds, Series 2000, 5.500%, 9/01/30 – FGIC Insured	9/15 at 100.00	A+	4,310,896
1,910	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	AA–	2,195,602
7,500	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/36 (UB)	2/17 at 100.00	AA–	8,161,500
395	Tarrant County Health Facilities Development Corporation, Texas, GNMA Collateralized Mortgage Loan Revenue Bonds, Eastview Nursing Home, Ebony Lake Nursing Center, Ft. Stockton Nursing Center, Lynnhaven Nursing Center and Mission Oaks Manor, Series 2000A-1, 7.500%, 12/02/22	6/13 at 103.00	Aa1	408,240
650	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	A–	819,091
5,185	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/27	No Opt. Call	A3	5,667,620
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
1,000	7.000%, 6/30/34	6/20 at 100.00	Baa3	1,237,250
1,000	7.000%, 6/30/40	6/20 at 100.00	Baa3	1,226,490
1,620	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	1,952,116
1,000	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB	1,043,430
	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A:
10,000	0.000%, 8/15/21 – AMBAC Insured	No Opt. Call	A–	7,831,700
12,000	0.000%, 8/15/23 – AMBAC Insured	No Opt. Call	A–	8,567,400
1,125	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.000%, 11/01/30	11/20 at 100.00	BB+	1,351,586
84,745	Total Texas			79,538,621
	Virgin Islands – 0.2% (0.1% of Total Investments)
250	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 6.000%, 10/01/39	10/19 at 100.00	Baa3	277,380
820	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	964,533
1,070	Total Virgin Islands			1,241,913
	Virginia – 0.9% (0.6% of Total Investments)
1,000	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College, Series 2006, 5.000%, 9/01/26	9/16 at 100.00	BBB	1,053,890
345	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B, 0.000%, 7/15/40	7/28 at 100.00	BBB	211,119
1,810	Virginia Beach Development Authority, Virginia, Multifamily Residential Rental Housing Revenue Bonds, Hamptons and Hampton Court Apartments, Series 1999, 7.500%, 10/01/39 (Alternative Minimum Tax)	10/14 at 102.00	N/R	1,877,567
2,000	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	2,309,200
5,155	Total Virginia			5,451,776

Nuveen Investments	37

Nuveen Investment Quality Municipal Fund, Inc. (continued)
NQM	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington – 1.9% (1.3% of Total Investments)
$11,345	Chelan County Public Utility District 1, Washington, Columbia River-Rock Island Hydro-Electric System Revenue Refunding Bonds, Series 1997A, 0.000%, 6/01/19 – NPFG Insured	No Opt. Call	AA+	$10,109,756
1,000	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32	12/17 at 100.00	N/R	1,052,140
12,345	Total Washington			11,161,896
	West Virginia – 0.5% (0.4% of Total Investments)
1,950	West Virginia Hospital Finance Authority , Hospital Revenue Bonds, Charleston Area Medical Center, Series 2009A, 5.625%, 9/01/32	9/19 at 100.00	A3	2,191,215
1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008, 6.500%, 10/01/38	10/18 at 100.00	N/R	1,053,910
2,950	Total West Virginia			3,245,125
	Wisconsin – 3.1% (2.1% of Total Investments)
815	Monroe Redevelopment Authority, Wisconsin, Development Revenue Bonds, The Monroe Clinic, Inc., Series 2009, 5.875%, 2/15/39	2/19 at 100.00	A3	920,869
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B, 5.125%, 4/01/36	4/20 at 100.00	A–	1,066,450
1,150	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.750%, 5/01/24	5/14 at 100.00	BBB+	1,199,232
2,750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	3,072,988
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A:
3,500	5.250%, 8/15/21	8/16 at 100.00	A–	3,922,415
1,780	5.250%, 8/15/26	8/16 at 100.00	A–	1,969,997
1,000	5.250%, 8/15/34	8/16 at 100.00	A–	1,062,070
4,600	Wisconsin State, General Obligation Bonds, Series 2006A, 4.750%, 5/01/25 – FGIC Insured (UB) (5)	5/16 at 100.00	AA	5,150,574
16,595	Total Wisconsin			18,364,595
$853,776	Total Municipal Bonds (cost $784,401,503)			882,202,475

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$155	Las Vegas Monorail Company, Senior Interest Bonds (9), (10)	5.500%	7/15/19	N/R	$38,653
45	Las Vegas Monorail Company, Senior Interest Bonds (9), (10)	3.000%	7/15/55	N/R	9,048
$200	Total Corporate Bonds (cost $3,801)				47,701
	Total Investments (cost $784,405,304) – 146.9%				882,250,176
	Floating Rate Obligations – (12.8)%				(76,992,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (35.3)% (11)				(211,800,000)
	Other Assets Less Liabilities – 1.2%				7,087,859
	Net Assets Applicable to Common Shares – 100%				$600,546,035

38	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)
On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.750% to 2.300%.

(8)
On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.875% to 2.350%.

(9)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors/Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(10)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the federal bankruptcy court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an interest rate of 5.500% maturing on July 15, 2019 and the second with an interest rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(11)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 24.0%.
N/R	Not rated.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	39

Nuveen Select Quality Municipal Fund, Inc.
NQS	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Municipal Bonds – 142.2% (100.0% of Total Investments)
	Alaska – 1.9% (1.3% of Total Investments)
$500	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005A, 5.000%, 12/01/26 – FGIC Insured (UB)	12/14 at 100.00	AA+	$530,910
6,000	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005B-2, 5.250%, 12/01/30 – NPFG Insured	6/15 at 100.00	AA+	6,238,740
2,000	Kenai Peninsula Borough, Alaska, General Obligation Bonds, Central Kenai Peninsula Hospital Service Area, Series 2003, 5.000%, 8/01/23 – FGIC Insured	8/13 at 100.00	A1	2,022,780
1,840	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	6/14 at 100.00	Ba1	1,847,084
10,340	Total Alaska			10,639,514
	Arizona – 3.7% (2.6% of Total Investments)
3,500	Arizona School Facilities Board, Certificates of Participation, Series 2003A, 5.000%, 9/01/13 – NPFG Insured	No Opt. Call	A+	3,556,770
2,300	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/33	7/18 at 100.00	AA–	2,603,991
1,000	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Series 2010A, 5.250%, 10/01/40	10/20 at 100.00	BBB	1,097,690
3,750	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2003, 5.000%, 12/01/18 – NPFG Insured	12/13 at 100.00	Aa2	3,850,575
8,000	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	8,987,600
750	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2008A, 5.250%, 9/01/30	9/13 at 100.00	A2	754,020
19,300	Total Arizona			20,850,646
	Arkansas – 0.5% (0.3% of Total Investments)
2,480	Little Rock, Arkansas, Hotel and Restaurant Gross Receipts Tax Refunding Bonds, Series 1993, 7.375%, 8/01/15	No Opt. Call	A2	2,610,820
	California – 13.6% (9.5% of Total Investments)
	Calexico Unified School District, Imperial County, California, General Obligation Bonds, Series 2005B:
3,685	0.000%, 8/01/31 – FGIC Insured	No Opt. Call	A	1,338,355
4,505	0.000%, 8/01/33 – FGIC Insured	No Opt. Call	A	1,411,912
2,250	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.000%, 6/01/26	6/15 at 100.00	B–	2,252,768
1,500	California State, General Obligation Bonds, Various Purpose Series 2006, 4.500%, 10/01/29	10/16 at 100.00	A1	1,605,090
1,550	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	1,793,242
1,000	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2005A, 0.000%, 8/01/30 – FGIC Insured	No Opt. Call	A1	444,520
	Colton Joint Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2006C:
3,200	0.000%, 2/01/30 – FGIC Insured	2/15 at 45.69	A+	1,362,848
6,800	0.000%, 2/01/35 – FGIC Insured	2/15 at 34.85	A+	2,197,692
	Cupertino Union School District, Santa Clara County, California, General Obligation Bonds, Series 2003B:
8,100	0.000%, 8/01/24 – FGIC Insured	8/13 at 58.68	Aa1	4,744,413
11,430	0.000%, 8/01/27 – FGIC Insured	8/13 at 49.98	Aa1	5,698,655
4,500	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45	6/15 at 100.00	A2	4,695,885
7,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Revenue Bonds, Tender Option Bonds Trust 2040, 10.455%, 6/01/45 – FGIC Insured (IF)	6/15 at 100.00	A2	7,914,130

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$4,500	Hemet Unified School District, Riverside County, California, General Obligation Bonds, Series 2008B, 5.125%, 8/01/37 – AGC Insured	8/16 at 102.00	AA–	$5,057,865
1,045	Lake Tahoe Unified School District, El Dorado County, California, General Obligation Bonds, Series 2001B, 0.000%, 8/01/31 – NPFG Insured	No Opt. Call	Aa3	495,079
3,000	Los Angeles County Sanitation Districts Financing Authority, California, Capital Projects Revenue Bonds, District 14, Series 2005, 5.000%, 10/01/34 – FGIC Insured	10/15 at 100.00	AA–	3,239,970
2,000	Murrieta Valley Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2006A, 5.125%, 9/01/26 – AGM Insured	9/16 at 100.00	AA–	2,227,880
3,600	New Haven Unified School District, Alameda County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/28 – NPFG Insured	No Opt. Call	Aa3	1,680,516
2,500	Palm Springs Unified School District, Riverside County, California, General Obligation Bonds, Series 2006A, 5.000%, 8/01/31 – AGM Insured	8/14 at 102.00	AA–	2,674,675
2,350	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Baa3	2,662,926
1,365	Palomar Pomerado Health, California, General Obligation Bonds, Election of 2004, Series 2007A, 0.000%, 8/01/21 – NPFG Insured	No Opt. Call	A+	1,085,557
2,000	Pasadena, California, Certificates of Participation, Refunding Series 2008C, 5.000%, 2/01/33	2/18 at 100.00	AA+	2,191,180
6,195	Peralta Community College District, Alameda County, California, General Obligation Bonds, Election of 2006, Series 2007B, 5.000%, 8/01/37 (WI/DD, Settling 5/02/13) – AGM Insured (UB)	8/17 at 100.00	AA–	6,692,397
6,000	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2006, 0.000%, 10/01/34 – FGIC Insured	No Opt. Call	A+	2,116,200
5,000	Riverside County Asset Leasing Corporation, California, Leasehold Revenue Bonds, Riverside County Hospital Project, Series 1997, 0.000%, 6/01/25 – NPFG Insured	No Opt. Call	A+	2,787,800
3,205	San Diego Community College District, California, General Obligation Bonds, Series 2005, 5.000%, 5/01/25 (Pre-refunded 5/01/15) – AGM Insured	5/15 at 100.00	AA+ (4)	3,503,866
5,000	Santa Monica Community College District, Los Angeles County, California, General Obligation Bonds, Series 2005C, 0.000%, 8/01/26 – NPFG Insured	8/15 at 58.09	Aa1	2,831,400
2,460	Santee School District, County, California, General Obligation Bonds, Capital Appreciation, Election 2006, Series 2008D, 0.000%, 8/01/33 – AGC Insured	No Opt. Call	AA–	962,967
3,000	Yuma Community College District, California, General Obligation Bonds, Series 2007B, 0.000%, 8/01/33 – AMBAC Insured	8/17 at 45.45	Aa2	1,112,250
108,740	Total California			76,782,038
	Colorado – 6.4% (4.5% of Total Investments)
3,435	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.500%, 7/01/34	7/19 at 100.00	AA–	4,013,145
1,150	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System, Series 2005C, 5.250%, 3/01/40 – AGM Insured	9/18 at 102.00	AA–	1,304,537
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA	5,465,750
1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2007, 5.250%, 5/15/42	5/17 at 100.00	BBB+	1,549,230
1,500	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2006, 4.625%, 12/01/30 – SYNCORA GTY Insured	11/16 at 100.00	BBB–	1,557,930
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B:
1,420	0.000%, 9/01/23 – NPFG Insured	No Opt. Call	Baa2	953,061
9,615	0.000%, 9/01/25 – NPFG Insured	No Opt. Call	Baa2	5,768,327
13,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/34 – NPFG Insured	9/20 at 45.40	Baa2	4,092,530
5,000	Ebert Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.350%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	4,992,950

Nuveen Investments	41

Nuveen Select Quality Municipal Fund, Inc. (continued)
NQS	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
$2,500	6.500%, 1/15/30	7/20 at 100.00	Baa3	$3,020,925
3,115	6.000%, 1/15/34	7/20 at 100.00	Baa3	3,619,007
47,235	Total Colorado			36,337,392
	District of Columbia – 2.6% (1.9% of Total Investments)
	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001:
1,960	6.250%, 5/15/24	5/13 at 100.00	A1	1,979,541
5,580	6.500%, 5/15/33	No Opt. Call	Baa1	6,680,878
5,000	District of Columbia, General Obligation Bonds, Series 1998B, 6.000%, 6/01/19 – NPFG Insured	No Opt. Call	Aa2	6,363,000
12,540	Total District of Columbia			15,023,419
	Florida – 6.6% (4.6% of Total Investments)
5,000	Florida Department of Environmental Protection, Florida Forever Revenue Bonds, Refunding Series 2010D, 5.000%, 7/01/13	No Opt. Call	AA–	5,041,300
2,500	Florida State Board of Education, Full Faith and Credit Education Capital Outlay Bonds, Series 2005B, 5.250%, 6/01/14	No Opt. Call	AAA	2,637,500
2,000	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 2003D, 5.000%, 6/01/13	No Opt. Call	AAA	2,008,400
2,500	Miami-Dade County School Board, Florida, Certificates of Participation, Series 2003D, 5.000%, 8/01/19 (Pre-refunded 8/01/13) – FGIC Insured	8/13 at 100.00	A1 (4)	2,530,175
4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/28	10/20 at 100.00	A	4,561,320
4,260	Miami-Dade County, Florida, General Obligation Bonds, Parks Program, Series 2005, 4.300%, 11/01/30 – NPFG Insured	11/15 at 100.00	Aa2	4,485,098
9,250	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/40 – NPFG Insured	7/17 at 100.00	Baa2	9,737,660
2,685	South Broward Hospital District, Florida, Hospital Refunding Revenue Bonds, Memorial Health System, Series 2006, 5.000%, 5/01/21 – NPFG Insured	5/16 at 100.00	AA–	2,977,155
2,500	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 11151, 17.928%, 2/15/15 (IF)	No Opt. Call	AA	3,457,600
34,695	Total Florida			37,436,208
	Georgia – 0.6% (0.4% of Total Investments)
3,000	Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2008, 6.500%, 8/01/38 – AGC Insured	8/18 at 100.00	AA–	3,464,790
	Illinois – 18.5% (13.0% of Total Investments)
1,470	Chicago Board of Education, Cook County, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	A+	1,589,761
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
4,495	0.000%, 12/01/25 – FGIC Insured	No Opt. Call	A+	2,822,186
3,225	0.000%, 12/01/31 – FGIC Insured	No Opt. Call	A+	1,490,789
1,500	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 5.500%, 12/01/26 – FGIC Insured	No Opt. Call	A+	1,877,190
29,145	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/38 – FGIC Insured	No Opt. Call	Aa3	9,144,535
1,250	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2003A, 5.000%, 1/01/33 – AMBAC Insured	7/13 at 100.00	AA+	1,254,100
1,825	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/26 – NPFG Insured	1/16 at 100.00	A2	1,996,605
5,000	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Refunding Series 2003A, 5.000%, 7/01/33 (Pre-refunded 7/01/13)	7/13 at 100.00	Aa1 (4)	5,040,750

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$1,500	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA	$1,733,280
2,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008A, 5.250%, 8/15/47 – AGC Insured (UB)	8/18 at 100.00	AA–	2,148,320
1,000	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 – AMBAC Insured	2/18 at 100.00	A+	1,080,220
2,875	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	Baa2	3,219,368
1,750	Illinois Finance Authority, Revenue Bonds, Hospital Sisters Services Inc., Series 2007, 5.000%, 3/15/26	No Opt. Call	AA–	1,960,438
1,925	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37	11/17 at 100.00	A	2,121,947
10,000	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	AA–	11,228,400
3,975	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	BBB	4,349,684
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41 (WI/DD, Settling 5/02/13) (UB)	2/21 at 100.00	AA–	2,846,500
5,000	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	5,396,250
2,000	Illinois Health Facilities Authority, Revenue Bonds, Midwest Care Center I Inc., Series 2001, 5.950%, 2/20/36	8/13 at 100.00	Aa1	2,004,060
4,605	Illinois Health Facilities Authority, Revenue Bonds, Sherman Health Systems, Series 1997, 5.250%, 8/01/17 – AMBAC Insured	7/13 at 100.00	BBB	4,617,894
1,395	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38 (WI/DD, Settling 5/16/13)	1/23 at 100.00	AA–	1,580,633
8,945	Lake and McHenry Counties Community Unit School District 118, Wauconda, Illinois, General Obligation Bonds, Series 2005B, 0.000%, 1/01/21 – AGM Insured	1/15 at 74.44	A1	6,347,909
9,000	McHenry County Community Unit School District 200, Woodstock, Illinois, General Obligation Bonds, Series 2006B, 0.000%, 1/15/23 – FGIC Insured	No Opt. Call	Aa2	6,651,900
2,335	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2, 5.000%, 6/15/50	6/20 at 100.00	AAA	2,524,252
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
6,765	0.000%, 12/15/23 – NPFG Insured	No Opt. Call	AAA	4,842,725
1,100	0.000%, 12/15/35 – NPFG Insured	No Opt. Call	AAA	399,696
3,805	0.000%, 6/15/41 – NPFG Insured	No Opt. Call	AAA	995,388
8,910	University of Illinois, Auxiliary Facilities Systems Revenue Bonds, Series 2006, 5.000%, 4/01/27 – NPFG Insured	4/16 at 100.00	Aa2	9,774,003
4,005	Will County Community Unit School District 201U, Crete-Monee, Will County, Illinois, General Obligation Bonds, Capital Appreciation Series 2004, 0.000%, 11/01/15 – FGIC Insured	No Opt. Call	A+	3,897,506
133,300	Total Illinois			104,936,289
	Indiana – 2.8% (2.0% of Total Investments)
2,000	Delaware County Hospital Authority, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.250%, 8/01/36	8/16 at 100.00	Baa2	2,132,940
1,290	Fairfield School Building Corporation, Elkhart County, Indiana, First Mortgage Bonds, Series 2003, 5.000%, 7/15/20 (Pre-refunded 1/15/14) – FGIC Insured	1/14 at 100.00	AA+ (4)	1,333,254
2,750	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–	3,055,910
2,805	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Deaconess Hospital Inc., Series 2004A, 5.375%, 3/01/34 (Pre-refunded 3/01/14) – AMBAC Insured	3/14 at 100.00	A+ (4)	2,923,343
2,000	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A–	2,179,440

Nuveen Investments	43

Nuveen Select Quality Municipal Fund, Inc. (continued)
NQS	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$2,225	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	$2,424,026
1,895	New Albany-Floyd County School Building Corporation, Indiana, First Mortgage Bonds, Series 2005, 5.000%, 7/15/26 – AGM Insured	7/15 at 100.00	AA+	2,038,584
14,965	Total Indiana			16,087,497
	Iowa – 0.5% (0.4% of Total Investments)
3,100	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.625%, 6/01/46	6/15 at 100.00	B+	3,040,511
	Kansas – 1.7% (1.2% of Total Investments)
2,015	Johnson County Unified School District 233, Kansas, General Obligation Bonds, Refunding Series 2009C, 3.000%, 9/01/13	No Opt. Call	AA	2,033,981
3,790	Kansas Department of Transportation, Highway Revenue Bonds, Series 2004A, 5.000%, 3/01/23 (Pre-refunded 3/01/14)	3/14 at 100.00	AAA	3,940,653
3,525	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	BB+	3,648,551
9,330	Total Kansas			9,623,185
	Kentucky – 1.2% (0.8% of Total Investments)
5,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011, 5.250%, 8/15/46	8/21 at 100.00	AA–	5,561,950
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA–	1,097,690
6,000	Total Kentucky			6,659,640
	Louisiana – 1.1% (0.8% of Total Investments)
5,000	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.375%, 5/15/43	5/17 at 100.00	Baa1	5,287,600
985	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.500%, 5/15/30	5/13 at 100.00	A1	990,427
5,985	Total Louisiana			6,278,027
	Maine – 0.3% (0.2% of Total Investments)
	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineGeneral Medical Center, Series 2011:
1,000	6.750%, 7/01/36	7/21 at 100.00	Baa3	1,223,160
210	6.750%, 7/01/41	7/21 at 100.00	Baa3	254,707
1,210	Total Maine			1,477,867
	Massachusetts – 2.8% (1.9% of Total Investments)
4,410	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/32	1/20 at 100.00	A+	4,966,322
2,000	Massachusetts Development Finance Authority, Revenue Bonds, 100 Cambridge Street Redevelopment, M/SRBC Project, Series 2002A, 5.125%, 2/01/34 – NPFG Insured	7/13 at 100.00	BBB	2,000,220
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/38	7/18 at 100.00	A–	560,350
2,300	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	2,601,829
200	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/30	8/15 at 100.00	AA+	217,556
	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A:
645	5.000%, 8/15/30 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	Aa1 (4)	713,557
4,155	5.000%, 8/15/30 (Pre-refunded 8/15/15)	8/15 at 100.00	Aa1 (4)	4,596,635
14,210	Total Massachusetts			15,656,469

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan – 6.0% (4.2% of Total Investments)
$1,975	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.000%, 7/01/32	7/22 at 100.00	A+	$2,160,946
3,500	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	A	3,539,550
7,745	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Remarketed Series 1998A, 5.250%, 7/01/21 – NPFG Insured	7/17 at 100.00	A+	8,594,549
500	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Refunding Series 2005C, 5.000%, 7/01/18 – FGIC Insured	7/15 at 100.00	A+	531,625
855	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 2001C, 4.750%, 7/01/29 – BHAC Insured	7/18 at 100.00	AA+	923,357
2,435	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Second Lien Series 2006A, 5.500%, 7/01/36 – BHAC Insured	7/18 at 100.00	AA+	2,771,298
2,020	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	A+	2,193,639
8,125	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005II, 5.000%, 10/15/29 – AMBAC Insured	10/15 at 100.00	Aa3	8,779,875
2,000	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA, 0.000%, 10/15/21 – FGIC Insured	10/16 at 100.00	Aa3	1,466,900
3,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003II, 5.000%, 10/15/29 – NPFG Insured	10/13 at 100.00	Aa3	3,055,890
32,155	Total Michigan			34,017,629
	Minnesota – 0.4% (0.3% of Total Investments)
2,275	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2005C, 5.000%, 1/01/31 – FGIC Insured	1/15 at 100.00	A	2,397,418
	Mississippi – 0.5% (0.3% of Total Investments)
2,475	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24 (UB)	9/14 at 100.00	AA–	2,608,130
	Missouri – 3.5% (2.5% of Total Investments)
1,815	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Metrolink Cross County Extension Project, Series 2002B, 5.000%, 10/01/32 – AGM Insured	10/13 at 100.00	AA–	1,844,875
5,000	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/28 – AMBAC Insured	No Opt. Call	AA–	2,795,500
8,975	Missouri State Board of Public Building, Special Obligation Bonds, Series 2003A, 4.500%, 10/15/21 (Pre-refunded 10/15/13)	10/13 at 100.00	Aa1 (4)	9,152,705
5,545	Missouri State Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48	11/23 at 100.00	A2	5,980,892
21,335	Total Missouri			19,773,972
	Nebraska – 1.1% (0.8% of Total Investments)
6,100	Omaha Convention Hotel Corporation, Nebraska, Convention Center Revenue Bonds, Series 2007, 5.000%, 2/01/35 – AMBAC Insured	2/17 at 100.00	Aa3	6,488,387
	Nevada – 2.0% (1.4% of Total Investments)
2,280	North Las Vegas, Nevada, General Obligation Bonds, Wastewater Reclamation System Series 2006, 5.000%, 10/01/25 – NPFG Insured	10/16 at 100.00	A	2,403,918
5,000	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/36 – NPFG Insured	5/16 at 100.00	A	5,126,650
2,500	Reno, Nevada, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, Trust 2634, 18.608%, 7/01/31 – BHAC Insured (IF) (5)	7/17 at 100.00	AA+	3,744,700
9,780	Total Nevada			11,275,268
	New Hampshire – 1.0% (0.7% of Total Investments)
5,000	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39	10/19 at 100.00	Baa1	5,612,650

Nuveen Investments	45

Nuveen Select Quality Municipal Fund, Inc. (continued)
NQS	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey – 3.4% (2.4% of Total Investments)
$16,840	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2006B, 0.000%, 7/01/35	1/17 at 39.39	BBB+	$5,634,832
20,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA–	8,060,400
6,500	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/41	6/17 at 100.00	B2	5,807,815
43,340	Total New Jersey			19,503,047
	New York – 3.5% (2.5% of Total Investments)
5,005	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Vassar College, Series 2007, 5.000%, 7/01/46	7/17 at 100.00	Aa2	5,616,561
2,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	A	2,263,320
2,925	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A, 5.500%, 4/01/24	4/19 at 100.00	A	3,501,488
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/26	11/22 at 100.00	A	2,982,550
1,250	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	1,315,850
4,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Series 2012A, 2.000%, 6/15/13	No Opt. Call	AAA	4,009,600
115	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 79, 5.300%, 4/01/29 (Alternative Minimum Tax)	9/13 at 100.00	Aa1	115,151
17,795	Total New York			19,804,520
	North Carolina – 2.5% (1.7% of Total Investments)
3,000	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A, 5.000%, 1/15/47	1/18 at 100.00	AA–	3,221,610
5,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, WakeMed, Series 2012A, 5.000%, 10/01/27	10/22 at 100.00	AA–	5,850,950
2,375	North Carolina Medical Care Commission, Healthcare Revenue Refunding Bonds, Novant Health Inc., Series 2006, 5.000%, 11/01/39 – NPFG Insured	11/16 at 100.00	AA+	2,624,470
1,900	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA–	2,198,870
12,275	Total North Carolina			13,895,900
	North Dakota – 0.4% (0.3% of Total Investments)
1,875	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 5.000%, 12/01/32	12/21 at 100.00	A–	2,043,488
	Ohio – 7.0% (4.9% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
3,335	5.375%, 6/01/24	6/17 at 100.00	B–	3,144,605
1,180	5.125%, 6/01/24	6/17 at 100.00	B–	1,095,394
2,700	5.875%, 6/01/30	6/17 at 100.00	B	2,422,089
2,755	5.750%, 6/01/34	6/17 at 100.00	B	2,416,548
7,995	5.875%, 6/01/47	6/17 at 100.00	B	7,143,293
18,300	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B	17,093,664
1,730	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA	2,104,666
3,750	Ohio Higher Educational Facilities Commission, Revenue Bonds, University Hospitals Health System Inc., Series 2007A, Trust 2812, 12.664%, 1/15/46 – AMBAC Insured (IF)	1/17 at 100.00	A	4,167,150
41,745	Total Ohio			39,587,409

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oklahoma – 0.9% (0.7% of Total Investments)
$1,000	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	$1,104,500
1,675	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Series 2008B, 5.250%, 8/15/38	8/18 at 100.00	AA–	1,903,068
2,235	Oklahoma Development Finance Authority, Revenue Bonds, St. John Health System, Series 2004, 5.000%, 2/15/24	2/14 at 100.00	A	2,274,716
4,910	Total Oklahoma			5,282,284
	Oregon – 0.9% (0.7% of Total Investments)
5,000	Oregon Department of Administrative Services, Certificates of Participation, Series 2010A, 5.000%, 5/01/14	No Opt. Call	AA	5,239,700
	Pennsylvania – 4.0% (2.8% of Total Investments)
1,000	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Presbyterian Homes Inc., Refunding Series 2005A, 5.000%, 12/01/21 – RAAI Insured	12/15 at 100.00	BBB+	1,042,620
1,250	Erie Water Authority, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 – AGM Insured	12/18 at 100.00	AA–	1,381,600
3,250	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-96A, 4.650%, 10/01/31 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	3,350,425
8,550	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	8,774,694
2,620	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2001T, 5.500%, 12/01/13 – FGIC Insured	No Opt. Call	A+	2,701,587
5,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	5,379,950
21,670	Total Pennsylvania			22,630,876
	Puerto Rico – 4.8% (3.4% of Total Investments)
3,600	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series WW, 5.000%, 7/01/28	7/18 at 100.00	BBB+	3,602,196
2,025	Puerto Rico Highway and Transportation Authority, Highway Revenue Refunding Bonds, Series 2002E, 5.500%, 7/01/13 – AGM Insured	No Opt. Call	AA–	2,038,588
2,135	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002C, 5.750%, 7/01/22	No Opt. Call	BBB–	2,275,761
800	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D, 5.450%, 7/01/31 – AMBAC Insured	7/17 at 100.00	BBB–	804,224
2,200	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D, 5.450%, 7/01/31 (Pre-refunded 7/01/17) – AMBAC Insured	7/17 at 100.00	Baa3 (4)	2,622,664
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A:
12,000	0.000%, 8/01/32	8/26 at 100.00	A+	12,699,720
1,000	6.000%, 8/01/42	8/19 at 100.00	A+	1,095,990
23,890	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	AA–	2,069,591
47,650	Total Puerto Rico			27,208,734
	Rhode Island – 1.5% (1.0% of Total Investments)
	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity 57-B Bond Program, Series 2008, Trust 1177:
1,500	9.579%, 4/01/23 (Alternative Minimum Tax) (IF)	4/17 at 100.00	AA+	1,670,910
1,000	9.679%, 4/01/23 (Alternative Minimum Tax) (IF)	4/17 at 100.00	AA+	1,099,680
5,440	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.125%, 6/01/32	7/13 at 100.00	BBB+	5,493,856
7,940	Total Rhode Island			8,264,446
	South Carolina – 4.1% (2.9% of Total Investments)
2,500	Columbia, South Carolina, Waterworks and Sewer System Revenue Bonds, Series 2011A, 5.000%, 2/01/41	2/21 at 100.00	Aa1	2,861,125

Nuveen Investments	47

Nuveen Select Quality Municipal Fund, Inc. (continued)
NQS	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
$2,500	Lexington County Health Service District, South Carolina, Hospital Revenue Refunding and Improvement Bonds, Series 2003, 5.750%, 11/01/28 (Pre-refunded 11/01/13)	11/13 at 100.00	AA– (4)	$2,569,975
2,950	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%, 2/15/22 (Pre-refunded 8/15/14) – NPFG Insured	8/14 at 100.00	Baa2 (4)	3,131,838
21,565	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2, 0.000%, 1/01/30 – AMBAC Insured	No Opt. Call	A–	11,244,422
3,285	South Carolina Public Service Authority, Revenue Refunding Bonds, Santee Cooper Electric System, Series 2003A, 5.000%, 1/01/27 – AMBAC Insured	7/13 at 100.00	AA–	3,309,900
32,800	Total South Carolina			23,117,260
	South Dakota – 0.9% (0.6% of Total Investments)
2,830	Sioux Falls, South Dakota, Industrial Revenue Refunding Bonds, Great Plains Hotel Corporation, Series 1989, 8.500%, 11/01/16 (Pre-refunded 10/15/14) (Alternative Minimum Tax)	10/14 at 100.00	AA+ (4)	3,082,238
1,750	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sioux Valley Hospitals, Series 2004A, 5.500%, 11/01/31	11/14 at 100.00	A+	1,813,945
4,580	Total South Dakota			4,896,183
	Tennessee – 0.6% (0.5% of Total Investments)
3,125	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Refunding Series 2010A, 6.000%, 7/01/38	7/20 at 100.00	BBB+	3,660,688
	Texas – 20.0% (14.0% of Total Investments)
5,110	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax)	4/14 at 100.00	C	408,851
1,000	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005B, Remarketed, 6.125%, 4/01/45	4/20 at 100.00	Baa2	1,136,030
4,080	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2005, 5.000%, 1/01/35 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	Baa2	4,365,314
1,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.000%, 1/01/41	1/21 at 100.00	Baa2	1,171,230
3,000	Conroe Independent School District, Montgomery County, Texas, General Obligation Bonds, Schoolhouse Series 2005C, 5.000%, 2/15/30 (Pre-refunded 2/15/15)	2/15 at 100.00	AAA	3,251,610
2,720	Edinburg Consolidated Independent School District, Hidalgo County, Texas, General Obligation Bonds, Refunding Series 2005, 5.000%, 2/15/30	2/15 at 100.00	AAA	2,903,138
2,000	Ennis Independent School District, Ellis County, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/28	8/16 at 54.64	Aaa	1,026,400
3,070	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	AA+	3,418,537
1,000	Harris County, Texas, Toll Road Senior Lien Revenue Refunding Bonds, Series 2004A, 5.000%, 8/15/27 (Pre-refunded 8/15/14) – FGIC Insured	8/14 at 100.00	AA (4)	1,059,900
7,570	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/31 – NPFG Insured	No Opt. Call	Baa2	2,813,466
5,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2005, 5.000%, 11/15/35 – AGM Insured	11/15 at 100.00	AA	5,445,300
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
3,250	0.000%, 9/01/25 – AMBAC Insured	No Opt. Call	AA	2,024,263
4,130	0.000%, 9/01/26 – AMBAC Insured	No Opt. Call	AA–	2,483,080
6,785	Lower Colorado River Authority, Texas, Revenue Refunding Bonds, Series 2012B, 2.000%, 5/15/13	No Opt. Call	A1	6,790,292
9,000	Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds, Houston Light and Power Company, Series 1997, 5.125%, 11/01/28 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	A	10,956,143
5,000	Midland Independent School District, Midland County, Texas, General Obligation Bonds, School Building Series 2007, 5.000%, 2/15/32	2/17 at 100.00	AAA	5,635,200

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$7,000	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Capital Appreciation Series 2008I, 0.000%, 1/01/43	1/25 at 100.00	A2	$7,927,570
2,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 5.500%, 9/01/41 (UB)	9/21 at 100.00	AA	2,381,720
340	Panhandle Regional Housing Finance Corporation, Texas, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1991A, 7.500%, 5/01/24 (Alternative Minimum Tax)	11/13 at 100.00	N/R	343,342
6,310	Pasadena Independent School District, Harris County, Texas, General Obligation Bonds, Series 2006, 5.000%, 2/15/26 (Pre-refunded 2/15/16)	2/16 at 100.00	Aaa	7,081,650
2,140	Pflugerville Independent School District, Travis County, Texas, General Obligation Bonds, Series 2005A, 5.000%, 2/15/30 (Pre-refunded 2/15/15)	2/15 at 100.00	AAA	2,319,482
2,210	Richardson Hospital Authority, Texas, Revenue Bonds, Richardson Regional Medical Center, Series 2004, 6.000%, 12/01/19	12/13 at 100.00	A+	2,267,018
2,500	San Antonio, Texas, Electric and Gas System Revenue Refunding Bonds, Series 2002, 5.375%, 2/01/14	No Opt. Call	Aa1	2,598,000
4,375	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources Tender Option Bond Trust 1197, 9.235%, 5/15/39 (IF) (5)	11/17 at 100.00	AA–	5,231,625
2,890	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	AA–	3,322,142
5,910	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/23	No Opt. Call	A3	6,615,063
2,500	Texas Public Finance Authority, Unemployment Compensation Obligation Assessment Revenue Bonds, Series 2010B, 5.000%, 1/01/19	7/14 at 100.00	AAA	2,637,200
3,335	Texas State, General Obligation Bonds, Water Financial Assistance, Tender Option Bond Trust 3479, 13.360%, 2/01/17 (IF)	No Opt. Call	Aaa	4,990,594
1,430	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	1,561,446
	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006:
9,110	0.000%, 8/15/36	8/15 at 33.75	AAA	2,943,441
9,110	0.000%, 8/15/41	8/15 at 25.73	AAA	2,241,516
7,110	0.000%, 8/15/45	8/15 at 20.76	AAA	1,407,851
1,175	Winter Garden Housing Finance Corporation, Texas, GNMA/FNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1994, 6.950%, 10/01/27 (Alternative Minimum Tax)	10/13 at 100.00	B–	1,178,314
2,000	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, Series 2005, 0.000%, 8/15/26 (Pre-refunded 8/15/15)	8/15 at 57.10	AAA	1,127,340
135,160	Total Texas			113,064,068
	Virginia – 3.2% (2.3% of Total Investments)
1,500	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A, 5.125%, 10/01/42	10/17 at 100.00	BBB	1,589,190
3,425	Fairfax County, Virginia, Public Improvement Bonds, Series 2003B, 4.750%, 6/01/23 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	3,438,495
900	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Obligated Group, Series 2013, 5.000%, 11/01/30	No Opt. Call	A–	1,019,619
5,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Series 2009C, 0.000%, 10/01/41 – AGC Insured	10/26 at 100.00	AA–	5,111,150
3,000	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2004A, 5.000%, 8/01/13	No Opt. Call	AA+	3,036,990
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
2,470	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	2,851,862
1,260	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,375,492
17,555	Total Virginia			18,422,798

Nuveen Investments	49

Nuveen Select Quality Municipal Fund, Inc. (continued)
NQS	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington – 2.2% (1.6% of Total Investments)
$3,750	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Series 2009, 5.500%, 6/01/39 (UB)	6/19 at 100.00	AA	$4,228,950
3,475	Port of Seattle, Washington, General Obligation Bonds, Series 2004B, 5.000%, 11/01/19 (Pre-refunded 11/01/13) – AGM Insured (Alternative Minimum Tax)	11/13 at 100.00	AAA	3,554,717
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33	7/19 at 100.00	A	2,253,300
2,500	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32	12/17 at 100.00	N/R	2,630,350
11,725	Total Washington			12,667,317
	West Virginia – 1.3% (0.9% of Total Investments)
6,725	West Virginia University, Revenue Bonds, West Virginia University Projects, Improvement Series 2004C, 5.000%, 10/01/34 (Pre-refunded 10/01/14) – FGIC Insured	10/14 at 100.00	Aa3 (4)	7,171,809
	Wisconsin – 1.7% (1.2% of Total Investments)
2,890	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 6.100%, 5/01/34	5/14 at 100.00	BBB+	3,025,830
2,140	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.125%, 8/15/33	8/13 at 100.00	A–	2,161,100
4,500	Wisconsin State, Petroleum Inspection Revenue Bonds, Refunding Series 2009-1, 5.000%, 7/01/13	No Opt. Call	AA	4,536,990
9,530	Total Wisconsin			9,723,920
$930,950	Total Municipal Bonds (cost $735,284,839)			805,262,213

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$40	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	5.500%	7/15/19	N/R	$10,010
12	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	3.000%	7/15/55	N/R	2,343
$52	Total Corporate Bonds (cost $984)				12,353
	Total Investments (cost $735,285,823) – 142.2%				805,274,566
	Floating Rate Obligations – (2.7)%				(15,480,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (44.6)% (8)				(252,500,000)
	Other Assets Less Liabilities – 5.1%				28,879,746
	Net Assets Applicable to Common Shares – 100%				$566,174,312

50	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors/Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(7)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the federal bankruptcy court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an interest rate of 5.500% maturing on July 15, 2019 and the second with an interest rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(8)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.4%.
N/R	Not rated.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	51

Nuveen Quality Income Municipal Fund, Inc.
NQU	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Municipal Bonds – 153.5% (100.0% of Total Investments)
	Alaska – 3.0% (1.9% of Total Investments)
$6,110	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005A, 5.000%, 12/01/27 – FGIC Insured (UB)	12/14 at 100.00	AA+	$6,482,649
3,605	Anchorage, Alaska, General Obligation Bonds, General Purpose, Refunding Series 2012D, 5.000%, 8/01/14	No Opt. Call	AA+	3,820,687
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
3,930	5.000%, 6/01/32	6/14 at 100.00	B+	3,677,340
13,835	5.000%, 6/01/46	6/14 at 100.00	B+	12,399,895
27,480	Total Alaska			26,380,571
	Arizona – 2.7% (1.8% of Total Investments)
3,475	Arizona Health Facilities Authority, Revenue Bonds, Blood Systems Inc., Series 2004, 4.750%, 4/01/25	4/14 at 100.00	A	3,540,782
5,350	Arizona Tourism and Sports Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Series 2003A, 5.000%, 7/01/28 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	A1 (4)	5,393,335
1,190	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32	7/17 at 100.00	A	1,301,229
630	Mesa, Arizona, Utility System Revenue Refunding Bonds, Series 2002, 5.250%, 7/01/17 – FGIC Insured (ETM)	No Opt. Call	Aa2 (4)	749,883
370	Mesa, Arizona, Utility System Revenue Refunding Bonds, Series 2002, 5.250%, 7/01/17 – FGIC Insured	No Opt. Call	Aa2	435,386
7,780	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A+	8,547,575
2,350	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/33	7/18 at 100.00	AA–	2,660,600
1,000	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Series 2010A, 5.250%, 10/01/40	10/20 at 100.00	BBB	1,097,690
22,145	Total Arizona			23,726,480
	Arkansas – 1.0% (0.7% of Total Investments)
	Arkansas Development Finance Authority, Tobacco Settlement Revenue Bonds, Arkansas Cancer Research Center Project, Series 2006:
2,500	0.000%, 7/01/36 – AMBAC Insured	No Opt. Call	Aa2	876,300
20,125	0.000%, 7/01/46 – AMBAC Insured	No Opt. Call	Aa2	4,080,746
4,000	University of Arkansas, Fayetteville, Revenue Bonds, Medical Sciences Campus, Series 2004B, 5.000%, 11/01/34 – NPFG Insured	11/14 at 100.00	Aa2	4,218,600
26,625	Total Arkansas			9,175,646
	California – 22.5% (14.6% of Total Investments)
12,500	Anaheim Public Finance Authority, California, Subordinate Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA–	4,072,000
5,615	California Department of Water Resources, Power Supply Revenue Bonds, Series 2011N, 5.000%, 5/01/13	No Opt. Call	A (4)	5,615,786
2,335	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40	7/20 at 100.00	Baa2	2,588,137
7,445	California State, General Obligation Bonds, Series 2003, 5.250%, 2/01/28	8/13 at 100.00	A1	7,529,575
	California State, General Obligation Bonds, Series 2003:
5,360	5.250%, 2/01/28 (Pre-refunded 8/01/13)	8/13 at 100.00	Aaa	5,427,429
1,795	5.250%, 2/01/28 (Pre-refunded 8/01/13)	8/13 at 100.00	Aaa	1,817,581
25,000	California State, General Obligation Bonds, Series 2005, 4.750%, 3/01/35 – NPFG Insured	3/16 at 100.00	A1	26,491,237
16,000	California State, General Obligation Bonds, Various Purpose Series 2007, 5.000%, 6/01/37	6/17 at 100.00	A1	17,295,200
	California State, General Obligation Bonds, Various Purpose Series 2010:
3,500	5.250%, 3/01/30	3/20 at 100.00	A1	4,116,875
10,000	5.500%, 11/01/35	11/20 at 100.00	A1	11,991,600

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,360	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/30	7/15 at 100.00	BBB–	$1,432,107
3,600	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	4,164,948
2,710	Chula Vista Elementary School District, San Diego County, California, Certificates of Participation, Series 2004, 5.000%, 9/01/29 – NPFG Insured	9/14 at 100.00	Baa2	2,746,341
3,400	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Election 2005 Series 2010C, 0.000%, 8/01/33 – AGM Insured	No Opt. Call	AA–	1,289,450
8,500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 – NPFG Insured	7/13 at 100.00	Baa2	8,500,340
1,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 5.875%, 1/15/27 – NPFG Insured	1/14 at 101.00	Baa2	1,025,420
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
4,650	4.500%, 6/01/27	6/17 at 100.00	B	4,536,075
10,630	5.000%, 6/01/33	6/17 at 100.00	B	9,805,962
1,500	5.125%, 6/01/47	6/17 at 100.00	B	1,306,440
3,850	Los Angeles County Metropolitan Transportation Authority, California, Proposition A First Tier Senior Sales Tax Revenue Bonds, Series 2003A, 5.000%, 7/01/18 (Pre-refunded 7/01/13) – AGM Insured	7/13 at 100.00	AAA	3,881,185
2,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2005A-2, 5.000%, 7/01/22 – AGM Insured	7/15 at 100.00	AA–	2,200,600
5,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2006F, 5.000%, 7/01/30 – FGIC Insured	7/16 at 100.00	Aa2	5,537,950
5,000	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2007A, 4.500%, 1/01/28 – NPFG Insured	7/17 at 100.00	Aa2	5,496,500
2,735	Los Gatos Union School District, Santa Clara County, California, General Obligation Bonds, Election of 2001, Series 2003B, 5.000%, 8/01/30 (Pre-refunded 8/01/13) – AGM Insured	8/13 at 100.00	AA+ (4)	2,768,230
5,000	Metropolitan Water District of Southern California, Water Revenue Bonds, Refunding Series 2011B, 4.000%, 7/01/13	No Opt. Call	AAA	5,032,800
3,300	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A	4,511,760
3,290	Murrieta Valley Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2006A, 5.125%, 9/01/26 – AGM Insured	9/16 at 100.00	AA–	3,664,863
2,500	Palm Springs Unified School District, Riverside County, California, General Obligation Bonds, Series 2006A, 5.000%, 8/01/31 – AGM Insured	8/14 at 102.00	AA–	2,674,675
5,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/30	11/20 at 100.00	Baa3	5,575,800
3,700	Palomar Pomerado Health, California, General Obligation Bonds, Election of 2004, Series 2007A, 0.000%, 8/01/25 – NPFG Insured	No Opt. Call	A+	2,290,485
9,145	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/30 – AMBAC Insured	No Opt. Call	A	3,861,568
2,500	Redding, California, Electric System Revenue Certificates of Participation, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	A	2,580,075
1,830	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 3504, 19.640%, 2/01/33 (IF)	8/19 at 100.00	Aa2	3,081,629
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
7,210	0.000%, 1/15/23 – NPFG Insured	No Opt. Call	Baa2	4,649,657
30,000	0.000%, 1/15/35 – NPFG Insured	No Opt. Call	Baa2	10,117,800
3,000	San Mateo County Community College District, California, General Obligation Bonds, Series 2006C, 0.000%, 9/01/30 – NPFG Insured	No Opt. Call	Aaa	1,595,670
4,495	Stockton-East Water District, California, Certificates of Participation, Refunding Series 2002B, 0.000%, 4/01/28 – FGIC Insured	7/13 at 41.22	BBB–	1,829,195

Nuveen Investments	53

Nuveen Quality Income Municipal Fund, Inc. (continued)
NQU	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
$1,580	4.750%, 6/01/23	6/15 at 100.00	B+	$1,581,580
1,500	5.500%, 6/01/45	6/15 at 100.00	B–	1,362,135
2,515	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2001A, 4.750%, 6/01/25	6/14 at 100.00	BBB	2,519,779
232,050	Total California			198,566,439
	Colorado – 6.5% (4.3% of Total Investments)
3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A, 5.000%, 2/01/41	2/21 at 100.00	AA–	3,317,040
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System, Series 2005C, 5.250%, 3/01/40 – AGM Insured	9/18 at 102.00	AA–	1,134,380
11,830	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA	12,931,965
1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2007, 5.250%, 5/15/42	5/17 at 100.00	BBB+	1,549,230
11,700	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation Series 2010A, 0.000%, 9/01/41	No Opt. Call	Baa2	2,797,704
6,525	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/26 – NPFG Insured	No Opt. Call	Baa2	3,674,880
43,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/33 – NPFG Insured	No Opt. Call	Baa2	15,735,420
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
1,000	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	Baa2	498,960
7,000	0.000%, 9/01/34 – NPFG Insured	No Opt. Call	Baa2	2,412,760
1,180	Regional Transportation District, Colorado, Certificates of Participation, Series 2010A, 5.375%, 6/01/31	6/20 at 100.00	Aa3	1,343,937
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
6,500	6.500%, 1/15/30	7/20 at 100.00	Baa3	7,854,405
3,750	6.000%, 1/15/41	7/20 at 100.00	Baa3	4,377,488
97,985	Total Colorado			57,628,169
	Florida – 3.1% (2.0% of Total Investments)
1,645	Alachua County Health Facilities Authority, Florida, Revenue Bonds, Shands Teaching Hospital and Clinics Inc., Series 1996A, 6.250%, 12/01/16 – NPFG Insured	No Opt. Call	A2	1,783,739
2,000	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 2003D, 5.000%, 6/01/17 (Pre-refunded 6/01/13)	6/13 at 101.00	AAA	2,027,580
2,185	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Series 2003D, 5.250%, 10/01/23 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	A+	2,224,417
5,650	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Series 2003, 5.000%, 10/01/27 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 100.00	A1 (4)	5,763,735
3,000	Miami-Dade County School Board, Florida, Certificates of Participation, Series 2003D, 5.000%, 8/01/29 (Pre-refunded 8/01/13) – FGIC Insured	8/13 at 100.00	A1 (4)	3,036,210
2,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/41	10/20 at 100.00	A	2,851,200
2,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/30	10/20 at 100.00	A	2,822,325
4,625	Miami-Dade County, Florida, General Obligation Bonds, Parks Program, Series 2005, 4.300%, 11/01/30 – NPFG Insured	11/15 at 100.00	Aa2	4,869,385
2,000	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	Baa2	2,118,140
26,105	Total Florida			27,496,731

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia – 2.5% (1.6% of Total Investments)
$1,250	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	BBB	$1,477,625
2,500	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 7.625%, 12/01/30	12/20 at 100.00	N/R	2,820,350
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B:
5,000	5.250%, 2/15/37	2/20 at 100.00	AA–	5,590,250
4,050	5.125%, 2/15/40	2/20 at 100.00	AA–	4,448,399
2,000	Georgia State, General Obligation Bonds, Series 2008B, 5.000%, 7/01/14	No Opt. Call	AAA	2,111,960
5,000	Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2008, 6.500%, 8/01/38 – AGC Insured	8/18 at 100.00	AA–	5,774,650
19,800	Total Georgia			22,223,234
	Hawaii – 0.3% (0.2% of Total Investments)
2,500	Hawaii County, Hawaii, General Obligation Bonds, Series 2007A, 4.250%, 7/15/13 – AMBAC Insured	No Opt. Call	Aa2	2,520,925
	Illinois – 15.8% (10.3% of Total Investments)
1,470	Chicago Board of Education, Cook County, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	A+	1,589,761
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
9,400	0.000%, 12/01/14 – FGIC Insured	No Opt. Call	A+	9,287,294
4,400	0.000%, 12/01/15 – FGIC Insured	No Opt. Call	A+	4,285,996
1,100	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	1,260,545
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
32,670	0.000%, 1/01/32 – FGIC Insured	No Opt. Call	Aa3	14,483,264
12,360	0.000%, 1/01/37 – FGIC Insured	No Opt. Call	Aa3	4,082,755
190	Chicago, Illinois, General Obligation Bonds, Series 2002A, 5.000%, 1/01/18 – AMBAC Insured	7/13 at 100.00	Aa3	190,627
13,400	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 1998A, 5.125%, 1/01/35 – NPFG Insured (Alternative Minimum Tax)	7/13 at 100.00	A	13,442,210
2,000	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2003C-2, 5.250%, 1/01/30 – AGM Insured (Alternative Minimum Tax)	1/14 at 100.00	AA–	2,049,520
3,500	Cook County Township High School District 225 Northfield, Illinois, General Obligation Bonds, Series 2007B, 0.000%, 12/01/23	12/16 at 72.44	AAA	2,298,100
5,000	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Refunding Series 2003A, 5.000%, 7/01/33 (Pre-refunded 7/01/13)	7/13 at 100.00	Aa1 (4)	5,040,750
1,050	Illinois Finance Authority, General Obligation Debt Certificates, Local Government Program – Kankakee County, Series 2005B, 5.000%, 12/01/20 (Pre-refunded 12/01/14) – AMBAC Insured	12/14 at 100.00	A2 (4)	1,126,955
15,000	Illinois Finance Authority, Illinois, Northwestern University, Revenue Bonds, Series 2006, 5.000%, 12/01/42 (UB)	12/15 at 100.00	AAA	16,391,250
2,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008A, 5.250%, 8/15/47 – AGC Insured (UB)	8/18 at 100.00	AA–	2,148,320
1,050	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 – AMBAC Insured	2/18 at 100.00	A+	1,134,231
2,500	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	Baa2	2,799,450
4,300	Illinois Finance Authority, Revenue Bonds, Memorial Health System, Series 2009, 5.500%, 4/01/34	4/19 at 100.00	A+	4,791,318
5,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2004A, 5.500%, 8/15/43 (Pre-refunded 8/15/14)	8/14 at 100.00	N/R (4)	5,331,550
5,725	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 7.000%, 8/15/44	8/19 at 100.00	BBB+	6,813,552
4,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41 (WI/DD, Settling 5/02/13) (UB)	2/21 at 100.00	AA–	5,123,700
4,095	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	BBB+	4,327,596

Nuveen Investments	55

Nuveen Quality Income Municipal Fund, Inc. (continued)
NQU	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$5,025	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002, 5.625%, 1/01/28	7/13 at 100.00	Baa2	$5,041,934
5,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/35 (WI/DD, Settling 5/16/13)	1/23 at 100.00	AA–	5,678,600
2,335	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2, 5.000%, 6/15/50	6/20 at 100.00	AAA	2,524,252
8,750	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1994B, 0.000%, 6/15/28 – NPFG Insured	No Opt. Call	AAA	4,753,613
855	Montgomery, Illinois, Lakewood Creek Project Special Assessment Bonds, Series 2007, 4.700%, 3/01/30 – RAAI Insured	3/16 at 100.00	N/R	859,865
4,005	Will County Community Unit School District 201U, Crete-Monee, Will County, Illinois, General Obligation Bonds, Capital Appreciation Series 2004, 0.000%, 11/01/15 – FGIC Insured	No Opt. Call	A+	3,897,506
12,780	Will County School District 122, New Lenox, Illinois, General Obligation Bonds, Capital Appreciation School Series 2004D, 0.000%, 11/01/24 – AGM Insured	No Opt. Call	Aa3	8,661,901
169,460	Total Illinois			139,416,415
	Indiana – 3.4% (2.2% of Total Investments)
2,600	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown Point Community School Corporation, Series 2000, 0.000%, 1/15/24 – NPFG Insured	No Opt. Call	A	1,833,962
4,100	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	BBB	4,313,446
2,750	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–	3,055,910
2,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Deaconess Hospital Inc., Series 2004A, 5.375%, 3/01/34 (Pre-refunded 3/01/14) – AMBAC Insured	3/14 at 100.00	A+ (4)	2,084,380
2,400	Indiana Health Facility Financing Authority, Revenue Bonds, Community Hospitals of Indiana, Series 2005A, 5.000%, 5/01/35 (Pre-refunded 5/01/15) – AMBAC Insured	5/15 at 100.00	A (4)	2,620,104
2,500	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	2,723,625
10,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/26 – AMBAC Insured	No Opt. Call	AA	6,861,200
6,420	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Memorial Health System, Series 1998A, 4.625%, 8/15/28 – NPFG Insured	8/13 at 100.00	AA–	6,428,667
32,770	Total Indiana			29,921,294
	Iowa – 1.2% (0.8% of Total Investments)
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
4,000	5.375%, 6/01/38	6/15 at 100.00	B+	3,858,400
7,000	5.625%, 6/01/46	6/15 at 100.00	B+	6,865,670
11,000	Total Iowa			10,724,070
	Kansas – 0.7% (0.4% of Total Investments)
1,750	Wamego, Kansas, Pollution Control Revenue Bonds, Kansas Gas and Electric Company, Series 2004, 5.300%, 6/01/31 – NPFG Insured	6/14 at 100.00	A–	1,789,270
1,500	Wyandotte County Unified School District 500, Kansas, General Obligation Bonds, Series 2003, 5.000%, 9/01/17 (Pre-refunded 9/01/13) – AGM Insured	9/13 at 102.00	Aa2 (4)	1,554,045
3,560	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB+	2,397,090
6,810	Total Kansas			5,740,405
	Kentucky – 0.9% (0.6% of Total Investments)
6,015	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010B, 6.375%, 3/01/40	6/20 at 100.00	BBB+	7,219,143
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA–	1,097,690
7,015	Total Kentucky			8,316,833

56	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana – 4.0% (2.6% of Total Investments)
$10,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 1998A, 5.750%, 7/01/25 – AGM Insured (UB)	No Opt. Call	AA–	$12,133,800
9,000	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	9,570,870
5,000	Louisiana State, General Obligation Bonds, Series 2006C, 5.000%, 5/01/13 – AGM Insured	No Opt. Call	AA	5,000,650
8,305	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/13 at 100.00	A–	8,350,761
32,305	Total Louisiana			35,056,081
	Maine – 0.1% (0.1% of Total Investments)
1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineGeneral Medical Center, Series 2011, 6.750%, 7/01/41	7/21 at 100.00	Baa3	1,273,535
	Maryland – 0.3% (0.2% of Total Investments)
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2011A, 6.000%, 1/01/26	1/22 at 100.00	Baa2	3,052,650
	Massachusetts – 3.8% (2.5% of Total Investments)
3,125	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/37	1/20 at 100.00	A+	3,491,125
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/38	7/18 at 100.00	A–	560,350
7,405	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Institute of Technology, Series 2002K, 5.500%, 7/01/32 (UB)	No Opt. Call	AAA	10,567,601
2,300	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	2,601,829
160	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/30	8/15 at 100.00	AA+	174,045
	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A:
515	5.000%, 8/15/30 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	Aa1 (4)	569,739
3,325	5.000%, 8/15/30 (Pre-refunded 8/15/15)	8/15 at 100.00	Aa1 (4)	3,678,414
425	Massachusetts Water Pollution Abatement Trust, Revenue Bonds, MWRA Loan Program, Subordinate Series 1999A, 5.750%, 8/01/29	7/13 at 100.00	AAA	426,819
10,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2003C, 5.250%, 8/01/16 (Pre-refunded 8/01/13)	8/13 at 100.00	AA+ (4)	10,125,800
1,125	Massachusetts, Special Obligation Refunding Notes, Federal Highway Grant Anticipation Note Program, Series 2003A, 5.000%, 12/15/13 – AGM Insured	No Opt. Call	AAA	1,159,110
28,880	Total Massachusetts			33,354,832
	Michigan – 6.4% (4.2% of Total Investments)
1,975	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.000%, 7/01/32	7/22 at 100.00	A+	2,160,946
3,785	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	A	3,827,771
3,920	Detroit, Michigan, Senior Lien Water Supply System Revenue Refunding Senior Lien Bonds, Series 2003C, 5.000%, 7/01/28 – NPFG Insured	7/16 at 100.00	BBB+	4,135,130
2,000	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Second Lien Series 2006A, 5.500%, 7/01/36 – BHAC Insured	7/18 at 100.00	AA+	2,276,220
1,500	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2001E, 5.750%, 7/01/31 – BHAC Insured	7/18 at 100.00	AA+	1,721,265
2,000	Detroit, Michigan, Water Supply System Revenue Bonds, Series 2004B, 5.000%, 7/01/19 – NPFG Insured	7/16 at 100.00	Baa2	2,174,020
2,000	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds, Bronson Methodist Hospital, Series 2010, 5.250%, 5/15/36 – AGM Insured	5/20 at 100.00	A2	2,242,580
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005II:
7,975	5.000%, 10/15/25 – AMBAC Insured	10/15 at 100.00	Aa3	8,711,332
10,470	5.000%, 10/15/26 – AMBAC Insured	10/15 at 100.00	Aa3	11,346,339

Nuveen Investments	57

Nuveen Quality Income Municipal Fund, Inc. (continued)
NQU	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$3,350	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003I, 5.250%, 10/15/14 – AGM Insured	No Opt. Call	AA–	$3,427,653
5,500	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.625%, 11/15/29	11/19 at 100.00	A	6,360,530
1,800	Michigan State, General Obligation Refunding Bonds, Series 2001, 5.500%, 12/01/13 – NPFG Insured	No Opt. Call	Aa2	1,856,232
3,050	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	BB–	3,172,031
1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	1,475,036
1,950	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2005, 5.000%, 12/01/34 – NPFG Insured (Alternative Minimum Tax)	12/15 at 100.00	A	2,101,886
52,425	Total Michigan			56,988,971
	Minnesota – 0.6% (0.4% of Total Investments)
3,655	Dakota and Washington Counties Housing and Redevelopment Authority, Minnesota, GNMA Mortgage-Backed Securities Program Single Family Residential Mortgage Revenue Bonds, Series 1988, 8.450%, 9/01/19 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	5,077,087
	Mississippi – 0.2% (0.1% of Total Investments)
1,875	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24 (UB)	9/14 at 100.00	AA–	1,975,856
	Missouri – 3.5% (2.3% of Total Investments)
	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Metrolink Cross County Extension Project, Series 2002B:
4,295	5.250%, 10/01/16 – AGM Insured	10/13 at 100.00	AA–	4,385,753
2,400	5.000%, 10/01/23 – AGM Insured	10/13 at 100.00	AA–	2,447,568
15,000	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/28 – AMBAC Insured	No Opt. Call	AA–	8,386,500
8,315	Missouri State Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48	11/23 at 100.00	A2	8,968,642
15,350	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Projects, Series 2000A, 0.000%, 6/01/30 – AMBAC Insured	No Opt. Call	N/R	7,110,581
45,360	Total Missouri			31,299,044
	Nevada – 4.3% (2.8% of Total Investments)
3,905	Clark County, Nevada, Airport Revenue Bonds, Refunding Subordinate Lien Series 2004A-1, 5.500%, 7/01/17 – FGIC Insured (Alternative Minimum Tax)	7/14 at 100.00	A+	4,126,453
10,870	Clark County, Nevada, Motor Vehicle Fuel Tax Highway Improvement Revenue Bonds, Series 2003, 5.125%, 7/01/16 (Pre-refunded 7/01/13) – AMBAC Insured	7/13 at 100.00	AA– (4)	10,961,308
14,515	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	A+	16,321,101
2,280	North Las Vegas, Nevada, General Obligation Bonds, Wastewater Reclamation System Series 2006, 5.000%, 10/01/25 – NPFG Insured	10/16 at 100.00	A	2,403,918
2,500	Reno, Nevada, Health Facilities Revenue Bonds, Catholic Healthcare West, Series 2007A, Trust 2634, 18.608%, 7/01/31 – BHAC Insured (IF) (5)	7/17 at 100.00	AA+	3,744,700
34,070	Total Nevada			37,557,480
	New Hampshire – 0.6% (0.4% of Total Investments)
5,000	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39	10/19 at 100.00	Baa1	5,612,650
	New Jersey – 5.3% (3.4% of Total Investments)
600	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.000%, 7/01/26	7/21 at 100.00	BB+	700,416
1,500	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	1,633,455

58	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$10,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2006B, 0.000%, 7/01/36	1/17 at 37.38	BBB+	$3,168,800
3,200	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2003C, 5.500%, 6/15/22 (Pre-refunded 6/15/13)	6/13 at 100.00	Aaa	3,221,280
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
20,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA–	8,060,400
20,000	0.000%, 12/15/35 – AMBAC Insured	No Opt. Call	A+	7,139,600
20,000	0.000%, 12/15/36 – AMBAC Insured	No Opt. Call	A+	6,885,200
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003:
9,420	6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	9,473,035
1,850	6.250%, 6/01/43 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	1,859,676
5,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	B2	4,404,450
91,570	Total New Jersey			46,546,312
	New Mexico – 0.4% (0.2% of Total Investments)
3,200	Santa Fe Public School District, Santa Fe County, New Mexico, General Obligation Bonds, Series 2012, 2.000%, 8/01/13	No Opt. Call	Aa1	3,215,008
	New York – 8.1% (5.2% of Total Investments)
2,250	Dormitory Authority of the State of New York, Insured Revenue Bonds, Mount Sinai School of Medicine, Series 1994A, 5.150%, 7/01/24 – NPFG Insured	No Opt. Call	A–	2,623,770
5,005	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Vassar College, Series 2007, 5.000%, 7/01/46	7/17 at 100.00	Aa2	5,616,561
2,400	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	A	2,715,984
1,320	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	1,366,055
13,600	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2006B, 4.500%, 11/15/32 – AGM Insured (UB)	11/16 at 100.00	AA–	14,818,152
1,250	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	1,315,850
3,545	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal Series 2012EE, 4.000%, 6/15/45	6/22 at 100.00	AA+	3,658,511
3,955	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Refunding Subordinate Lien Series 2010D, 5.000%, 11/01/13	No Opt. Call	AAA	4,051,265
2,710	New York City Trust for Cultural Resources, New York, Revenue Bonds, American Museum of Natural History, Series 2004A, 5.000%, 7/01/44 – NPFG Insured	7/14 at 100.00	AA	2,824,823
	New York City, New York, General Obligation Bonds, Fiscal Series 2002G:
20	5.000%, 8/01/17	7/13 at 100.00	AA	20,081
150	5.750%, 8/01/18	7/13 at 100.00	AA	151,674
1,000	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/17 – AMBAC Insured	1/15 at 100.00	A+	1,076,370
6,805	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1, 5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AA–	6,833,717
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
8,550	5.500%, 12/01/31	12/20 at 100.00	BBB–	9,778,293
2,755	6.000%, 12/01/36	12/20 at 100.00	BBB–	3,242,415
2,470	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 6.250%, 12/01/15 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	Baa2	2,684,816
7,000	Tobacco Settlement Financing Corporation, New York, Asset-Backed Revenue Bonds, State Contingency Contract Secured, Series 2011B, 5.000%, 6/01/18	No Opt. Call	AA–	8,353,870
64,785	Total New York			71,132,207

Nuveen Investments	59

Nuveen Quality Income Municipal Fund, Inc. (continued)
NQU	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina – 3.1% (2.0% of Total Investments)
$3,000	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A, 5.000%, 1/15/47	1/18 at 100.00	AA–	$3,221,610
9,790	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2005A, 5.000%, 10/01/41	10/15 at 100.00	AA+	10,575,550
5,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, WakeMed, Series 2012A, 5.000%, 10/01/27	10/22 at 100.00	AA–	5,850,950
4,000	North Carolina Medical Care Commission, Health System Revenue Bonds, Mission St. Joseph’s Health System, Series 2007, 4.500%, 10/01/31 (UB)	10/17 at 100.00	AA–	4,215,160
1,170	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Series 2009A, 5.000%, 6/01/39	6/19 at 100.00	AA	1,309,195
2,500	North Carolina State, General Obligation Bonds, Series 2010B, 5.000%, 6/01/13	No Opt. Call	AAA	2,510,500
25,460	Total North Carolina			27,682,965
	North Dakota – 1.2% (0.8% of Total Investments)
	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012:
7,000	5.000%, 12/01/29	12/21 at 100.00	A–	7,693,700
3,000	5.000%, 12/01/32	12/21 at 100.00	A–	3,269,580
10,000	Total North Dakota			10,963,280
	Ohio – 5.7% (3.7% of Total Investments)
10,000	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A1	11,249,900
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,055	5.125%, 6/01/24	6/17 at 100.00	B–	979,357
2,925	5.875%, 6/01/30	6/17 at 100.00	B	2,623,930
5,040	5.750%, 6/01/34	6/17 at 100.00	B	4,420,836
2,715	6.000%, 6/01/42	6/17 at 100.00	BB+	2,463,265
5,950	5.875%, 6/01/47	6/17 at 100.00	B	5,316,147
10,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B	9,340,800
10,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006, 4.250%, 12/01/32 – AGM Insured (UB)	12/16 at 100.00	AA+	10,540,900
2,885	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA	3,509,804
50,570	Total Ohio			50,444,939
	Oklahoma – 1.8% (1.2% of Total Investments)
1,400	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	1,546,300
3,500	Grand River Dam Authority, Oklahoma, Revenue Bonds, Series 2010A, 5.250%, 6/01/40	6/20 at 100.00	A	4,128,880
1,675	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Series 2008B, 5.250%, 8/15/38	8/18 at 100.00	AA–	1,903,068
6,040	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/42	2/17 at 100.00	A	6,410,614
2,000	Oklahoma Municipal Power Authority, Power Supply System Revenue Bonds, Series 2007, 4.500%, 1/01/47 – FGIC Insured	1/17 at 100.00	A	2,065,240
14,615	Total Oklahoma			16,054,102
	Oregon – 0.6% (0.4% of Total Investments)
5,565	Oregon Department of Administrative Services, Certificates of Participation, Series 2009C, 5.000%, 11/01/13	No Opt. Call	AA	5,700,341

60	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania – 3.8% (2.5% of Total Investments)
$2,000	Allegheny County Hospital Development Authority, Pennsylvania, University of Pittsburgh Medical Center Revenue Bonds, Series 2009A, 5.625%, 8/15/39	8/19 at 100.00	Aa3	$2,310,420
65	Allentown, Pennsylvania, General Obligation Bonds, Series 2003, 5.500%, 10/01/19 – FGIC Insured	10/13 at 100.00	A3	66,274
155	Allentown, Pennsylvania, General Obligation Bonds, Series 2003, 5.500%, 10/01/19 (Pre-refunded 10/01/13) – FGIC Insured	10/13 at 100.00	A3 (4)	158,446
8,000	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.250%, 8/01/33	8/20 at 100.00	AA	9,224,160
1,500	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-96A, 4.650%, 10/01/31 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	1,546,350
4,350	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2001T, 5.500%, 12/01/13 – FGIC Insured	No Opt. Call	A+	4,485,459
2,600	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2004A, 5.500%, 12/01/31 – AMBAC Insured	12/14 at 100.00	A+	2,779,582
5,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	5,379,950
7,845	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fourth Series 1998, 5.000%, 8/01/32 – AGM Insured	8/13 at 100.00	AA–	7,915,919
31,515	Total Pennsylvania			33,866,560
	Puerto Rico – 8.5% (5.5% of Total Investments)
2,500	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/44	7/18 at 100.00	BBB–	2,546,925
2,500	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A, 5.125%, 7/01/37	7/22 at 100.00	BBB–	2,383,300
7,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 5.750%, 7/01/36	7/20 at 100.00	BBB+	7,242,200
590	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2004J, 5.000%, 7/01/29 – NPFG Insured	7/14 at 100.00	BBB	588,342
5,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/42 – FGIC Insured	No Opt. Call	BBB+	756,500
5,000	Puerto Rico Municipal Finance Agency, Series 2002A, 5.000%, 8/01/27 – AGM Insured	7/13 at 100.00	AA–	5,002,950
1,130	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2007M, 5.500%, 7/01/19	7/17 at 100.00	BBB–	1,179,890
8,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	8,466,480
13,125	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 0.000%, 8/01/33	8/29 at 100.00	A+	10,633,613
4,310	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.250%, 8/01/41	8/20 at 100.00	A+	4,492,960
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
50,000	0.000%, 8/01/47 – AMBAC Insured	No Opt. Call	AA–	7,231,500
86,250	0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	AA–	7,471,838
15,000	5.250%, 8/01/57 (UB) (5)	8/17 at 100.00	AA–	15,601,800
1,500	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/29	No Opt. Call	BBB–	1,554,510
201,905	Total Puerto Rico			75,152,808
	Rhode Island – 0.6% (0.4% of Total Investments)
	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
2,765	6.125%, 6/01/32	7/13 at 100.00	BBB+	2,792,374
2,065	6.250%, 6/01/42	7/13 at 100.00	BBB–	2,114,064
4,830	Total Rhode Island			4,906,438

Nuveen Investments	61

Nuveen Quality Income Municipal Fund, Inc. (continued)
NQU	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina – 3.3% (2.2% of Total Investments)
$2,850	Columbia, South Carolina, Waterworks and Sewer System Revenue Bonds, Series 2011A, 5.000%, 2/01/41	2/21 at 100.00	Aa1	$3,261,683
	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A:
5,240	5.250%, 8/15/20 (Pre-refunded 8/15/14) – NPFG Insured	8/14 at 100.00	Baa2 (4)	5,562,994
3,250	5.250%, 2/15/24 (Pre-refunded 8/15/14) – NPFG Insured	8/14 at 100.00	Baa2 (4)	3,450,330
3,100	5.250%, 8/15/34 (Pre-refunded 8/15/14) – NPFG Insured	8/14 at 100.00	Baa2 (4)	3,291,084
7,600	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2, 0.000%, 1/01/31 – AMBAC Insured	No Opt. Call	A–	3,764,964
5,000	South Carolina Public Service Authority, Revenue Bonds, Santee Cooper Electric System, Series 2005B, 5.000%, 1/01/22 – NPFG Insured	No Opt. Call	AA–	5,575,350
3,800	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2010A, 5.250%, 10/01/40	10/19 at 100.00	A1	4,410,014
30,840	Total South Carolina			29,316,419
	South Dakota – 0.2% (0.1% of Total Investments)
1,325	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sioux Valley Hospitals, Series 2004A, 5.250%, 11/01/34	11/14 at 100.00	A+	1,364,445
	Tennessee – 1.0% (0.7% of Total Investments)
3,010	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Refunding Series 2011, 3.000%, 7/01/13	No Opt. Call	Aa1	3,024,749
5,815	Sumner County, Tennessee, General Obligation Bonds, Refunding Series 2011, 5.000%, 6/01/13	No Opt. Call	AA+	5,839,481
8,825	Total Tennessee			8,864,230
	Texas – 12.4% (8.1% of Total Investments)
5,515	Austin, Texas, Water and Wastewater System Revenue Bonds, Series 2005, 5.000%, 5/15/29 – NPFG Insured	11/15 at 100.00	AA	6,066,555
5,560	Beaumont Independent School District, Jefferson County, Texas, General Obligation Bonds, Series 2008, 5.000%, 2/15/38	2/17 at 100.00	AAA	6,203,236
6,000	Board of Regents of the University of Texas, Permanent University Fund Bonds, Refunding Series 2005B, 5.000%, 7/01/35	7/15 at 100.00	AAA	6,491,520
5,500	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2005, 5.000%, 1/01/45 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	Baa2	5,884,615
1,500	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 5.750%, 1/01/31	1/21 at 100.00	Baa2	1,759,350
4,000	Conroe Independent School District, Montgomery County, Texas, General Obligation Bonds, Schoolhouse Series 2005C, 5.000%, 2/15/30 (Pre-refunded 2/15/15)	2/15 at 100.00	AAA	4,335,480
6,335	Corpus Christi Independent School District, Nueces County, Texas, General Obligation Bonds, Series 2009, 4.000%, 8/15/13	No Opt. Call	AA+	6,405,825
4,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Series 2003A, 5.375%, 11/01/22 – AGM Insured (Alternative Minimum Tax)	11/13 at 100.00	AA–	4,095,520
3,570	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Series 2007, 5.000%, 11/01/22 – SYNCORA GTY Insured (Alternative Minimum Tax)	11/14 at 100.00	A+	3,785,664
3,500	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 – NPFG Insured	5/13 at 100.00	Baa2	3,507,490
2,700	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G, 5.250%, 11/15/30 – NPFG Insured	7/13 at 100.00	BBB	2,716,821
15,880	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/34 – NPFG Insured	11/24 at 55.69	Baa2	4,733,193
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
4,130	0.000%, 9/01/26 – AMBAC Insured	No Opt. Call	AA–	2,483,080
4,865	0.000%, 9/01/27 – AGM Insured	No Opt. Call	AA–	2,747,703

62	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$875	Lamar Consolidated Independent School District, Fort Bend County, Texas, General Obligation Bonds, Refunding Series 2005, 5.000%, 2/15/21	2/15 at 100.00	AAA	$946,374
6,000	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/34	8/14 at 33.33	AAA	1,954,200
6,785	Lower Colorado River Authority, Texas, Revenue Refunding Bonds, Series 2012B, 2.000%, 5/15/13	No Opt. Call	A1	6,790,292
3,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 5.500%, 9/01/41 (UB)	9/21 at 100.00	AA	3,572,580
7,675	San Antonio, Texas, Electric and Gas System Revenue Refunding Bonds, New Series 1992, 5.000%, 2/01/17 (ETM)	No Opt. Call	AA+ (4)	8,363,448
4,375	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources Tender Option Bond Trust 1197, 9.235%, 5/15/39 (IF) (5)	11/17 at 100.00	AA–	5,231,625

2,890	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	AA–	3,322,142
3,525	Texas A&M University, Permanent University Fund Bonds, Series 2006, 5.000%, 7/01/36	No Opt. Call	AAA	3,919,342
3,635	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/22	No Opt. Call	A3	4,135,794
	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006:
9,110	0.000%, 8/15/38	8/15 at 30.30	AAA	2,642,264
9,110	0.000%, 8/15/39	8/15 at 28.63	AAA	2,496,869
6,610	0.000%, 8/15/42	8/15 at 24.42	AAA	1,540,130
7,110	0.000%, 8/15/43	8/15 at 23.11	AAA	1,567,755
1,670	Wood County Central Hospital District, Texas, Revenue Bonds, East Texas Medical Center Quitman Project, Series 2011, 6.000%, 11/01/41	11/21 at 100.00	Baa2	1,930,219
145,425	Total Texas			109,629,086
	Utah – 0.2% (0.2% of Total Investments)
1,840	West Valley City Municipal Building Authority, Salt Lake County, Utah, Lease Revenue Bonds, Series 2006A., 4.500%, 8/01/24 – FGIC Insured	8/16 at 100.00	A+	2,032,740
	Virgin Islands – 0.1% (0.1% of Total Investments)
1,085	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2003, 5.000%, 10/01/26 – RAAI Insured	10/14 at 100.00	BBB+	1,124,982
	Virginia – 3.1% (2.0% of Total Investments)
3,990	Fairfax County Economic Development Authority, Virginia, Lease Revenue Bonds, Laurel Hill Public–Facilities Projects, Series 2003, 5.000%, 6/01/19 (Pre-refunded 6/01/13)	6/13 at 101.00	AA+ (4)	4,046,379
11,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Series 2009C, 0.000%, 10/01/41 – AGC Insured	10/26 at 100.00	AA–	11,244,530
10,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Series 2010B, 0.000%, 10/01/44	10/28 at 100.00	BBB+	8,967,100
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
820	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	946,772
1,760	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,921,322
27,570	Total Virginia			27,126,103
	Washington – 3.1% (2.0% of Total Investments)
3,750	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Series 2009, 5.500%, 6/01/39 (UB)	6/19 at 100.00	AA	4,228,950
3,475	Port of Seattle, Washington, General Obligation Bonds, Series 2004B, 5.000%, 11/01/19 (Pre-refunded 11/01/13) – AGM Insured (Alternative Minimum Tax)	11/13 at 100.00	AAA	3,554,717

Nuveen Investments	63

Nuveen Quality Income Municipal Fund, Inc. (continued)
NQU	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
$3,780	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	$4,244,373
5,000	Washington State Health Care Facilities Authority, Revenue Bonds, Providence Health Care Services, Series 2006A, 4.625%, 10/01/34 – FGIC Insured (UB) (5)	10/16 at 100.00	AA	5,282,100
6,225	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26	6/13 at 100.00	A3	6,349,376
3,500	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2011B-1, 4.000%, 8/01/14	No Opt. Call	AA+	3,665,165
25,730	Total Washington			27,324,681
	West Virginia – 0.8% (0.5% of Total Investments)
6,725	West Virginia University, Revenue Bonds, West Virginia University Projects, Improvement Series 2004C, 5.000%, 10/01/34 (Pre-refunded 10/01/14) – FGIC Insured	10/14 at 100.00	Aa3 (4)	7,171,809
	Wisconsin – 2.0% (1.3% of Total Investments)
3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.750%, 5/01/29	5/14 at 100.00	BBB+	3,122,490
3,670	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	4,101,042
1,485	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/40	2/22 at 100.00	A–	1,610,690
2,255	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.125%, 8/15/33	8/13 at 100.00	A–	2,277,234
2,000	Wisconsin State, General Obligation Bonds, Series 2007C, 5.000%, 5/01/13	No Opt. Call	AA	2,000,260
2,500	Wisconsin State, General Obligation Bonds, Series 2011A, 5.000%, 5/01/13	No Opt. Call	AA	2,500,325
2,040	Wisconsin, Clean Water Revenue Bonds, Refunding Series 2002-2, 5.500%, 6/01/13 – NPFG Insured	No Opt. Call	AA+	2,049,425
16,950	Total Wisconsin			17,661,466
	Wyoming – 0.8% (0.5% of Total Investments)
2,035	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39	7/19 at 100.00	A1	2,330,523
4,000	Wyoming Municipal Power Agency Power Supply System Revenue Bonds, 2008 Series A, 5.375%, 1/01/42	1/18 at 100.00	A2	4,517,840
6,035	Total Wyoming			6,848,363
$1,665,230	Total Municipal Bonds (cost $1,230,615,777)			1,357,214,682

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$66	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	5.500%	7/15/19	N/R	$16,439
19	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	3.000%	7/15/55	N/R	3,848
$85	Total Corporate Bonds (cost $1,616)				20,287
	Total Investments (cost $1,230,617,393) – 153.5%				1,357,234,969
	Floating Rate Obligations – (7.5)%				(66,265,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (48.5)% (8)				(428,400,000)
	Other Assets Less Liabilities – 2.5%				21,420,035
	Net Assets Applicable to Common Shares – 100%				$883,990,004

64	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors/Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(7)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the federal bankruptcy court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an interest rate of 5.500% maturing on July 15, 2019 and the second with an interest rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(8)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.6%.
N/R	Not rated.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis. (ETM) Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	65

Nuveen Premier Municipal Income Fund, Inc.
NPF	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 1.6% (1.1% of Total Investments)
$2,010	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/39	11/16 at 100.00	AA+	$2,223,241
	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A:
1,200	5.250%, 11/15/20	11/15 at 100.00	Baa2	1,296,720
400	5.000%, 11/15/30	11/15 at 100.00	Baa2	415,996
1,000	Montgomery BMC Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Medical Center, Series 2004C, 5.250%, 11/15/29 (Pre-refunded 11/15/14)	11/14 at 100.00	A3 (4)	1,075,110
4,610	Total Alabama			5,011,067
	Alaska – 0.3% (0.2% of Total Investments)
1,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	6/14 at 100.00	B+	896,270
	Arizona – 4.1% (2.7% of Total Investments)
2,335	Arizona Sports and Tourism Authority, Senior Revenue Refunding Bonds, Multipurpose Stadium Facility Project, Series 2012A, 5.000%, 7/01/36	7/22 at 100.00	A1	2,596,940
	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B:
100	5.250%, 12/01/24	12/15 at 100.00	BBB+	105,426
135	5.250%, 12/01/25	12/15 at 100.00	BBB+	141,835
7,000	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/39 – FGIC Insured	No Opt. Call	AA	8,795,780
1,200	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	1,348,140
10,770	Total Arizona			12,988,121
	Arkansas – 0.8% (0.5% of Total Investments)
2,155	Arkansas Development Finance Authority, State Facility Revenue Bonds, Department of Correction Special Needs Unit Project, Series 2005B, 5.000%, 11/01/25 – AGM Insured	11/15 at 100.00	AA–	2,366,319
	California – 20.5% (13.5% of Total Investments)
3,000	Anaheim Public Finance Authority, California, Senior Lease Bonds, Public Improvement Project, Refunding Series 2007A-1, 4.375%, 3/01/37 – FGIC Insured	9/17 at 100.00	A1	3,102,180
	Anaheim Public Finance Authority, California, Subordinate Lease Revenue Bonds, Public Improvement Project, Series 1997C:
2,945	0.000%, 9/01/27	No Opt. Call	AA–	1,557,110
2,255	0.000%, 9/01/32 – AGM Insured	No Opt. Call	AA–	891,898
1,000	Arcadia Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2006 Series 2007A, 0.000%, 8/01/33 – AGM Insured	2/17 at 44.77	Aa2	377,960
1,055	Brisbane School District, San Mateo County, California, General Obligation Bonds, Election 2003 Series 2005, 0.000%, 7/01/35 – AGM Insured	No Opt. Call	AA–	347,317
1,700	Byron Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2007B, 0.000%, 8/01/32 – SYNCORA GTY Insured	No Opt. Call	Aa3	687,888
1,350	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Series 2005, 4.750%, 10/01/28	10/15 at 100.00	Aa1	1,465,790
1,975	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2004I, 4.950%, 7/01/26 (Mandatory put 7/01/14)	No Opt. Call	A	2,076,989
1,700	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA	2,002,362
4,900	California State, General Obligation Bonds, Series 2004, 5.000%, 6/01/23 – AMBAC Insured	12/14 at 100.00	A1	5,246,430
500	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.000%, 7/01/39	7/15 at 100.00	BBB–	518,750
1,600	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	1,777,664

66	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,025	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3175, 13.700%, 5/15/14 (IF)	No Opt. Call	AA–	$1,588,279
1,000	Chula Vista, California, Industrial Development Revenue Bonds, San Diego Gas and Electric Company, Series 1996A, 5.300%, 7/01/21	6/14 at 102.00	A+	1,069,210
5,045	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Capital Appreciation Series 2011A, 0.000%, 11/01/27	11/21 at 61.42	A	2,076,371
3,010	El Camino Community College District, California, General Obligation Bonds, Election of 2002 Series 2012C, 0.000%, 8/01/25	8/22 at 100.00	Aa1	2,064,138
25,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/17 (ETM)	No Opt. Call	Aaa	24,371,500
3,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.125%, 6/01/47	6/17 at 100.00	B	3,048,360
450	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	452,516
6,005	Los Angeles Unified School District, California, General Obligation Bonds, Series 2005E, 5.000%, 7/01/22 (Pre-refunded 7/01/15) – AMBAC Insured	7/15 at 100.00	Aa2 (4)	6,598,942
4,615	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 0.000%, 10/01/38	No Opt. Call	A–	1,202,946
	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006:
100	5.000%, 9/01/21	9/15 at 102.00	Baa2	105,819
110	5.000%, 9/01/23	9/15 at 102.00	Baa2	115,364
2,000	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013C, 0.000%, 8/01/43	8/22 at 29.31	N/R	358,700
1,145	Southern Kern Unified School District, Kern County, California, General Obligation Bonds, Series 2006C, 0.000%, 11/01/30 – AGM Insured	No Opt. Call	AA	507,350
1,175	Southern Kern Unified School District, Kern County, California, General Obligation Bonds, Series 2010B, 0.000%, 11/01/35 – AGM Insured	No Opt. Call	AA–	390,570
78,160	Total California			64,002,403
	Colorado – 8.4% (5.5% of Total Investments)
1,000	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/29	6/16 at 100.00	A–	1,044,830
1,150	Colorado Health Facilities Authority, Revenue Bonds, Parkview Medical Center, Series 2004, 5.000%, 9/01/25	9/14 at 100.00	A3	1,156,912
400	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health Care, Series 2005F, 5.000%, 3/01/25	3/15 at 100.00	A+	415,420
750	Colorado Health Facilities Authority, Revenue Bonds, Vail Valley Medical Center, Series 2004, 5.000%, 1/15/17	1/15 at 100.00	A–	788,790
	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006:
4,060	5.000%, 11/15/23 – FGIC Insured	11/16 at 100.00	A+	4,560,111
6,800	5.000%, 11/15/24 – FGIC Insured	11/16 at 100.00	A+	7,617,564
8,940	5.000%, 11/15/25 – FGIC Insured	11/16 at 100.00	A+	9,982,046
660	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 – AGM Insured	12/20 at 100.00	AA–	775,731
23,760	Total Colorado			26,341,404
	Florida – 1.9% (1.2% of Total Investments)
700	City of Tampa, Florida, Refunding and Capital Improvement Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Series 2012A, 5.000%, 9/01/29	9/22 at 100.00	A+	801,269
105	Marion County Hospital District, Florida, Revenue Bonds, Munroe Regional Medical Center, Series 2007, 5.000%, 10/01/34	10/17 at 100.00	A–	112,573
1,500	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 3.950%, 12/15/21 (Alternative Minimum Tax)	6/20 at 100.00	BB	1,521,840

Nuveen Investments	67

Nuveen Premier Municipal Income Fund, Inc. (continued)
NPF	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$1,000	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42	8/17 at 100.00	AA	$1,095,760
2,150	Sumter County, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.000%, 6/01/30 – AMBAC Insured	6/16 at 100.00	A	2,349,778
5,455	Total Florida			5,881,220
	Georgia – 2.7% (1.8% of Total Investments)
	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004:
500	5.000%, 12/01/19	12/14 at 100.00	BB–	509,095
1,000	5.250%, 12/01/22	12/14 at 100.00	BB–	1,017,220
1,000	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B, 5.000%, 3/15/20	No Opt. Call	A	1,144,020
4,105	Municipal Electric Authority of Georgia, Combustion Turbine Revenue Bonds, Series 2003A, 5.125%, 11/01/17 – NPFG Insured	11/13 at 100.00	A1	4,199,784
1,425	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	Aa2	1,580,225
8,030	Total Georgia			8,450,344
	Idaho – 0.3% (0.2% of Total Investments)
10	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 1996E, 6.350%, 7/01/14 (Alternative Minimum Tax)	7/13 at 100.00	AAA	10,036
310	Idaho Water Resource Board, Water Resource Loan Program Revenue, Ground Water Rights Mitigation Series 2012A, 5.000%, 9/01/32	9/22 at 100.00	Baa1	340,141
	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006:
500	5.250%, 9/01/26	9/16 at 100.00	BB+	521,215
200	5.250%, 9/01/37	9/16 at 100.00	BB+	205,740
1,020	Total Idaho			1,077,132
	Illinois – 18.7% (12.4% of Total Investments)
3,000	Bensenville, Illinois, General Obligation Bonds, Series 2011A, 5.000%, 12/15/30 – AGM Insured	12/21 at 100.00	AA–	3,352,530
220	Chicago Public Building Commission, Illinois, General Obligation Lease Certificates, Chicago Board of Education, Series 1990B, 7.000%, 1/01/15 – NPFG Insured (ETM)	No Opt. Call	A (4)	235,719
4,100	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	4,698,395
8,670	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/24 – FGIC Insured	No Opt. Call	Aa3	5,934,355
5,000	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2003A, 5.000%, 1/01/33 – AMBAC Insured	7/13 at 100.00	AA+	5,016,400
2,000	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 1996A, 5.500%, 1/01/29 – NPFG Insured	7/13 at 100.00	A	2,007,620
785	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 1998B, 5.000%, 1/01/35 – NPFG Insured	7/13 at 100.00	A	787,434
6,410	Chicago, Illinois, Second Lien Wastewater Transmission Revenue Bonds, Series 2001A, 5.500%, 1/01/30 – NPFG Insured	No Opt. Call	Aa3	7,881,672
8,500	Chicago, Illinois, Senior Lien Water Revenue Bonds, Series 2001, 5.750%, 11/01/30 – AMBAC Insured (UB) (5)	No Opt. Call	Aa3	10,633,585
200	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	1/16 at 100.00	BB+	197,738
	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B:
850	5.250%, 1/01/25	1/16 at 100.00	CCC	406,130
1,750	5.250%, 1/01/30	1/16 at 100.00	CCC	824,233
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A:
10,575	0.000%, 12/15/23 – NPFG Insured	No Opt. Call	AA–	7,570,114
10,775	0.000%, 12/15/24 – NPFG Insured	No Opt. Call	AA–	7,336,698
2,395	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville Community Unit School District 7 Project, Series 2007, 0.000%, 12/01/22 – AGM Insured	No Opt. Call	AA–	1,759,104
65,230	Total Illinois			58,641,727

68	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana – 3.8% (2.5% of Total Investments)
$2,275	Anderson School Building Corporation, Madison County, Indiana, First Mortgage Bonds, Series 2003, 5.500%, 7/15/23 (Pre-refunded 1/15/14) – AGM Insured	1/14 at 100.00	AA+ (4)	$2,358,493
6,180	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown Point Community School Corporation, Series 2000, 0.000%, 1/15/23 – NPFG Insured	No Opt. Call	A	4,615,904
1,500	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/35 (Alternative Minimum Tax)	7/23 at 100.00	BBB	1,622,940
1,250	Portage, Indiana, Economic Development Revenue Bonds, Ameriplex Project, Series 2006, 5.000%, 7/15/23	7/16 at 100.00	A	1,320,763
1,700	Saint Joseph County, Indiana, Educational Facilities Revenue Bonds, University of Notre Dame du Lac Project, Refunding Series 2009, 5.000%, 3/01/36	3/18 at 100.00	Aaa	1,953,283
1,000	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005, 5.250%, 2/15/28 (6)	2/15 at 100.00	N/R	111,880
13,905	Total Indiana			11,983,263
	Iowa – 1.2% (0.8% of Total Investments)
4,000	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	6/15 at 100.00	B+	3,885,120
	Kansas – 2.5% (1.7% of Total Investments)
5,000	Wyandotte County/Kansas City Unified Government Board of Utilities, Kansas, Utility System Revenue Bonds, Series 2012B, 5.000%, 9/01/32	No Opt. Call	A+	5,723,350
3,340	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB+	2,248,956
8,340	Total Kansas			7,972,306
	Kentucky – 0.8% (0.5% of Total Investments)
1,700	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.500%, 3/01/45	6/20 at 100.00	BBB+	2,050,115
510	Louisville and Jefferson County Metropolitan Government, Kentucky, Industrial Building Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/35	10/16 at 100.00	A+	532,012
2,210	Total Kentucky			2,582,127
	Louisiana – 6.5% (4.3% of Total Investments)
1,500	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	1,595,145
330	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/36	7/23 at 100.00	A	371,280
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
825	4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1	899,333
8,880	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	9,583,474
5	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, Trust 660, 15.684%, 5/01/34 – FGIC Insured (IF)	5/16 at 100.00	Aa1	6,581
3,950	Morehouse Parish, Louisiana, Pollution Control Revenue Bonds, International Paper Company, Series 2002A, 5.700%, 4/01/14	No Opt. Call	BBB	4,101,799
1,000	New Orleans, Louisiana, General Obligation Refunding Bonds, Series 2012, 5.000%, 12/01/28 – AGM Insured	12/22 at 100.00	AA–	1,145,340
385	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB	426,391
2,090	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/13 at 100.00	A–	2,101,516
18,965	Total Louisiana			20,230,859

Nuveen Investments	69

Nuveen Premier Municipal Income Fund, Inc. (continued)
NPF	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland – 1.2% (0.8% of Total Investments)
$2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24	8/14 at 100.00	A2	$2,106,020
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2006A, 4.750%, 7/01/36 – NPFG Insured	7/16 at 100.00	Baa2	1,560,975
3,500	Total Maryland			3,666,995
	Massachusetts – 4.0% (2.6% of Total Investments)
7,500	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/37	1/20 at 100.00	A+	8,378,700
1,000	Massachusetts Development Finance Authority, Revenue Bonds, Hampshire College, Series 2004, 5.625%, 10/01/24	10/14 at 100.00	BBB	1,032,940
3,000	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/24 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	3,099,120
11,500	Total Massachusetts			12,510,760
	Michigan – 5.8% (3.8% of Total Investments)
4,600	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 4.625%, 7/01/34 – FGIC Insured	7/16 at 100.00	A	4,656,534
5,000	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	A+	5,429,800
1,500	Michigan Finance Authority, Revenue Bonds, Sparrow Obligated Group, Series 2012, 5.000%, 11/15/42	11/22 at 100.00	A+	1,657,455
815	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	AA	899,165
185	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (Pre-refunded 12/01/16)	12/16 at 100.00	Aa2 (4)	213,490
5,000	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	BB–	5,200,050
170	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006, 5.500%, 6/01/35	6/16 at 100.00	BBB	181,630
17,270	Total Michigan			18,238,124
	Minnesota – 4.4% (2.9% of Total Investments)
4,350	Cohasset, Minnesota, Pollution Control Revenue Bonds, Allete Inc., Series 2004, 4.950%, 7/01/22	7/14 at 100.00	A	4,469,147
1,000	Duluth Economic Development Authority, Minnesota, Healthcare Facilities Revenue Bonds, Benedictine Health System – St. Mary’s Duluth Clinic, Series 2004, 5.250%, 2/15/21 (Pre-refunded 2/15/14)	2/14 at 100.00	N/R (4)	1,038,980
2,290	Minneapolis-St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, HealthPartners Inc., Series 2003, 6.000%, 12/01/20	12/13 at 100.00	A–	2,360,669
530	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of St. Thomas, Series 2004-5Y, 5.250%, 10/01/19	10/14 at 100.00	A2	566,305
1,000	Minnesota Municipal Power Agency, Electric Revenue Bonds, Series 2004A, 5.250%, 10/01/19	10/14 at 100.00	A3	1,065,840
1,000	Minnesota State, General Obligation Bonds, Various Purpose, Refunding Series 2010D, 5.000%, 8/01/18	No Opt. Call	AA+	1,216,960
3,000	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Office Building at Cedar Street, Series 2003, 5.250%, 12/01/20	12/13 at 100.00	AA	3,086,670
13,170	Total Minnesota			13,804,571
	Mississippi – 0.8% (0.5% of Total Investments)
2,325	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24	9/14 at 100.00	AA–	2,450,062

70	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri – 1.0% (0.7% of Total Investments)
$100	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006, 5.000%, 3/01/22	3/16 at 100.00	BBB+	$104,164
2,880	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2004, 5.500%, 2/15/24	2/15 at 102.00	BBB+	3,039,293
2,980	Total Missouri			3,143,457
	Nebraska – 0.9% (0.6% of Total Investments)
1,580	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska Medical Center, Series 2003, 5.000%, 11/15/16	No Opt. Call	Aa3	1,801,010
515	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Series 2006A, 20.024%, 8/01/40 – AMBAC Insured (IF)	2/17 at 100.00	AA+	889,745
2,095	Total Nebraska			2,690,755
	Nevada – 2.2% (1.5% of Total Investments)
4,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	4,706,520
2,050	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011, 5.000%, 7/01/32	7/21 at 100.00	AA	2,304,713
6,050	Total Nevada			7,011,233
	New Hampshire – 1.7% (1.1% of Total Investments)
3,500	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Catholic Medical Center, Series 2012, 4.000%, 7/01/32	No Opt. Call	BBB+	3,514,525
1,110	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Tender Option Bond Trust 09-7W, 14.468%, 6/01/39 (IF) (5)	6/19 at 100.00	AA+	1,682,205
4,610	Total New Hampshire			5,196,730
	New Jersey – 7.5% (5.0% of Total Investments)
1,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005P, 5.250%, 9/01/24 (Pre-refunded 9/01/15)	9/15 at 100.00	A+ (4)	1,114,430
2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/32	7/21 at 100.00	BBB+	2,274,480
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/26	No Opt. Call	A+	595,200
3,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2003C, 5.500%, 6/15/24 (Pre-refunded 6/15/13)	6/13 at 100.00	Aaa	3,019,950
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
25,000	0.000%, 12/15/35 – AMBAC Insured	No Opt. Call	A+	8,924,500
10,000	0.000%, 12/15/36 – AMBAC Insured	No Opt. Call	A+	3,442,600
1,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A, 5.000%, 1/01/19 (Pre-refunded 7/01/13) – FGIC Insured	7/13 at 100.00	A+ (4)	1,512,150
2,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.000%, 1/01/25 – AGM Insured	1/15 at 100.00	AA–	2,669,650
46,000	Total New Jersey			23,552,960
	New York – 12.2% (8.1% of Total Investments)
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
660	6.000%, 7/15/30	1/20 at 100.00	BBB–	788,542
1,600	0.000%, 7/15/44	No Opt. Call	BBB–	379,408
1,500	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2004B, 5.250%, 7/01/19	7/14 at 100.00	AA–	1,587,615
1,100	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	1,308,076
2,200	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	2,276,758
7,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 – FGIC Insured (UB)	6/16 at 100.00	AA+	8,297,925

Nuveen Investments	71

Nuveen Premier Municipal Income Fund, Inc. (continued)
NPF	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$865	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005B, 5.000%, 6/15/23 (Pre-refunded 12/15/14) – AMBAC Insured	12/14 at 100.00	Aa1 (4)	$930,723
1,135	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005B, 5.000%, 6/15/23 – AMBAC Insured	12/14 at 100.00	AAA	1,217,140
1,050	New York City, New York, General Obligation Bonds, Fiscal Series 2004B, 5.250%, 8/01/15	8/14 at 100.00	AA	1,115,940
4,000	New York City, New York, General Obligation Bonds, Series 2004C-1, Trust 3217, 5.250%, 8/15/20 (UB)	8/14 at 100.00	AA	4,253,440
910	New York Convention Center Development Corporation, Hotel Unit Fee Revenue Bonds, Series 2005, Trust 2364, 17.136%, 11/15/44 – AMBAC Insured (IF)	11/15 at 100.00	AA+	1,079,988
1,560	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	1,717,544
	New York State Thruway Authority, General Revenue Bonds, Residual Series 2005G:
6,460	5.000%, 1/01/25 – AGM Insured (UB)	7/15 at 100.00	AA–	7,037,201
2,580	5.000%, 1/01/26 – AGM Insured (UB)	7/15 at 100.00	AA–	2,805,853
1,850	New York State Urban Development Corporation, Service Contract Revenue Bonds, Series 2005B, 5.000%, 3/15/24 (Pre-refunded 3/15/15) – AGM Insured (UB)	3/15 at 100.00	AAA	2,012,190
1,000	New York State Urban Development Corporation, Subordinate Lien Corporate Purpose Bonds, Series 2004A, 5.125%, 1/01/22	7/14 at 100.00	A	1,054,520
395	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–	463,643
36,365	Total New York			38,326,506
	North Carolina – 4.3% (2.8% of Total Investments)
10,300	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22 – CAPMAC Insured (UB) (5)	No Opt. Call	A1	13,416,162
	North Dakota – 0.2% (0.2% of Total Investments)
675	Burleigh County, North Dakota, Health Care Revenue Refunding Bonds, St. Alexius Medical Center Project, Series 2012A, 5.000%, 7/01/38	7/22 at 100.00	A–	735,278
	Ohio – 3.2% (2.1% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,600	5.125%, 6/01/24	6/17 at 100.00	B–	1,485,280
3,410	5.875%, 6/01/47	6/17 at 100.00	B	3,046,733
1,000	Jobs Ohio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Tax Exempt Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	AA	1,135,720
4,000	Ohio, Solid Waste Revenue Bonds, Republic Services Inc., Series 2004, 4.250%, 4/01/33 (Mandatory put 4/01/14) (Alternative Minimum Tax)	No Opt. Call	BBB	4,097,360
250	Port of Greater Cincinnati Development Authority, Ohio, Economic Development Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/25	10/16 at 100.00	A+	264,875
10,260	Total Ohio			10,029,968
	Oklahoma – 1.1% (0.7% of Total Investments)
450	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.375%, 9/01/36	9/16 at 100.00	BB+	466,133
2,705	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2006, 5.000%, 12/15/36	12/16 at 100.00	AA+	2,948,477
3,155	Total Oklahoma			3,414,610
	Oregon – 1.0% (0.7% of Total Investments)
	Oregon State, General Obligation Bonds, State Board of Higher Education, Series 2004A:
1,795	5.000%, 8/01/21 (Pre-refunded 8/01/14)	8/14 at 100.00	AA+ (4)	1,901,138
1,240	5.000%, 8/01/23 (Pre-refunded 8/01/14)	8/14 at 100.00	AA+ (4)	1,313,321
3,035	Total Oregon			3,214,459

72	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania – 2.2% (1.5% of Total Investments)
$2,000	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/23 – NPFG Insured	12/15 at 100.00	A1	$2,197,860
4,500	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	4,841,955
6,500	Total Pennsylvania			7,039,815
	Puerto Rico – 1.3% (0.8% of Total Investments)
3,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	3,174,930
10,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.000%, 5/15/50	5/15 at 11.19	BB–	792,900
13,000	Total Puerto Rico			3,967,830
	Rhode Island – 1.0% (0.6% of Total Investments)
2,965	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.000%, 6/01/23	7/13 at 100.00	Baa1	3,004,790
	South Carolina – 5.3% (3.5% of Total Investments)
2,500	Berkeley County School District, South Carolina, Installment Purchase Revenue Bonds, Securing Assets for Education, Series 2003, 5.250%, 12/01/24	12/13 at 100.00	Aa3	2,569,525
4,405	Dorchester County School District 2, South Carolina, Installment Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/23	12/14 at 100.00	AA–	4,723,570
3,620	Greenville, South Carolina, Hospital Facilities Revenue Refunding Bonds, Series 2003A, 5.250%, 5/01/21 – AMBAC Insured	7/13 at 100.00	AA–	3,633,611
	South Carolina JOBS Economic Development Authority, Hospital Refunding and Improvement Revenue Bonds, Palmetto Health Alliance, Series 2003C:
4,895	6.375%, 8/01/34 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+ (4)	4,971,117
605	6.375%, 8/01/34 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+ (4)	614,408
16,025	Total South Carolina			16,512,231
	South Dakota – 0.6% (0.4% of Total Investments)
1,750	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sioux Valley Hospitals, Series 2004A, 5.500%, 11/01/31	11/14 at 100.00	A+	1,813,945
	Tennessee – 2.2% (1.4% of Total Investments)
310	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C, 5.125%, 7/01/25 (Pre-refunded 7/01/23) – NPFG Insured	7/23 at 100.00	Baa1 (4)	311,194
1,600	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A, 5.500%, 7/01/36	7/16 at 100.00	BBB+	1,692,912
400	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007, 5.500%, 11/01/37 (6)	11/17 at 100.00	N/R	996
4,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/26	No Opt. Call	A	4,731,920
6,310	Total Tennessee			6,737,022
	Texas – 4.4% (2.9% of Total Investments)
1,075	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2003C, 6.750%, 10/01/38 (Alternative Minimum Tax)	10/13 at 101.00	CC	80,636
4,440	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/29 – NPFG Insured	No Opt. Call	Baa2	1,859,916
3,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, First Lien Series 2004A, 5.250%, 5/15/25 – NPFG Insured	5/14 at 100.00	AA	3,149,640
	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005:
400	5.250%, 8/15/21	2/16 at 100.00	BBB–	422,404
600	5.125%, 8/15/26	2/16 at 100.00	BBB–	621,162

Nuveen Investments	73

Nuveen Premier Municipal Income Fund, Inc. (continued)
NPF	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$800	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	BBB–	$873,688
950	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	1,069,833
1,000	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28	11/15 at 100.00	CCC	72,510
125	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources Project, Trust 1031, 14.862%, 2/15/30 (IF) (5)	2/17 at 100.00	AA–	169,100
3,000	Tarrant County Cultural and Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/36 (UB)	2/17 at 100.00	AA–	3,264,600
	Texas Tech University, Financing System Revenue Bonds, 9th Series 2003:
20	5.250%, 2/15/18 – AMBAC Insured	8/13 at 100.00	AA	20,289
15	5.250%, 2/15/19 – AMBAC Insured	8/13 at 100.00	AA	15,217
2,235	Texas Tech University, Financing System Revenue Bonds, 9th Series 2003, 5.250%, 2/15/19 (Pre-refunded 8/15/13) – AMBAC Insured	8/13 at 100.00	Aa2 (4)	2,267,944
17,660	Total Texas			13,886,939
	Utah – 2.7% (1.8% of Total Investments)
1,000	Central Utah Water Conservancy District, Water Revenue Bonds, Series 2012C, 5.000%, 10/01/42	10/22 at 100.00	AA+	1,159,030
2,000	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc., Series 2012, 5.000%, 5/15/43	5/21 at 100.00	AA+	2,258,740
275	Utah Housing Corporation, Single Family Mortgage Bonds, Series 2001D, 5.500%, 1/01/21 (Alternative Minimum Tax)	7/13 at 100.00	Aaa	275,575
4,110	Utah Transit Authority, Sales Tax Revenue and Refunding Bonds, Series 2012, 5.000%, 6/15/42	6/22 at 100.00	A1	4,658,233
7,385	Total Utah			8,351,578
	Virginia – 1.8% (1.2% of Total Investments)
	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B:
1,525	0.000%, 7/01/36	No Opt. Call	BBB–	498,096
1,400	0.000%, 7/01/37	No Opt. Call	BBB–	431,942
1,765	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	1,840,542
2,520	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	2,750,983
7,210	Total Virginia			5,521,563
	Washington – 1.4% (0.9% of Total Investments)
1,000	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Series 2003, 6.000%, 12/01/23	12/13 at 100.00	Baa2	1,016,860
1,000	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.500%, 12/01/39	12/20 at 100.00	Baa3	1,083,330
1,000	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012, 5.000%, 12/01/42	12/21 at 100.00	Baa3	1,042,120
1,000	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Series 2012A, 5.000%, 10/01/42	10/22 at 100.00	AA	1,115,630
4,000	Total Washington			4,257,940
	West Virginia – 1.4% (0.9% of Total Investments)
2,000	West Virginia Water Development Authority, Infrastructure Revenue Bonds, Series 2003A, 5.500%, 10/01/23 (Pre-refunded 10/01/13) – AMBAC Insured	10/13 at 101.00	AA+ (4)	2,064,620
2,150	West Virginia Water Development Authority, Loan Program II Revenue Bonds, Series 2003B, 5.250%, 11/01/23 – AMBAC Insured	11/13 at 101.00	A	2,223,229
4,150	Total West Virginia			4,287,849

74	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin – 1.3% (0.8% of Total Investments)
$160	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/32	5/16 at 100.00	BBB	$164,736
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.375%, 5/01/18	5/14 at 100.00	BBB+	1,041,370
2,500	Wisconsin State, General Obligation Bonds, Series 2006A, 4.750%, 5/01/25 – FGIC Insured (UB) (5)	5/16 at 100.00	AA	2,799,225
3,660	Total Wisconsin			4,005,331
	Wyoming – 0.5% (0.3% of Total Investments)
1,350	Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35 (Alternative Minimum Tax)	12/15 at 100.00	A–	1,467,774
$512,865	Total Investments (cost $431,970,422) – 151.7%			474,566,919
	Floating Rate Obligations – (13.5)%			(42,295,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (40.8)% (7)			(127,700,000)
	Other Assets Less Liabilities – 2.6%			8,269,471
	Net Assets Applicable to Common Shares – 100%			$312,841,390

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 26.9%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	75

Nuveen Municipal High Income Opportunity Fund
NMZ	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	National – 0.2% (0.2% of Total Investments)
$1,000	MuniMae Tax-Exempt Bond Subsidiary Redeemable Preferred Shares, Multifamily Housing Pool, 5.125%, 6/30/50 (Mandatory put 9/30/15) (Alternative Minimum Tax)	No Opt. Call	Ba1	$989,990
	Alabama – 1.7% (1.5% of Total Investments)
1,000	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Green Mountain Management LLC Project, Series 2010, 8.750%, 8/01/30	8/20 at 100.00	N/R	1,019,040
1,000	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Project, Series 1993, 6.450%, 12/01/23 (Alternative Minimum Tax)	7/13 at 100.00	B2	1,005,080
1,880	Bessemer, Alabama, General Obligation Warrants, Series 2007, 6.500%, 2/01/37	2/17 at 102.00	N/R	1,740,429
2,000	Jefferson County, Alabama, General Obligation Refunding Warrants, Series 2003A, 5.000%, 4/01/22 – NPFG Insured	7/13 at 100.00	Baa2	1,972,920
1,000	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.250%, 1/01/14	No Opt. Call	B	1,001,000
1,000	Jefferson County, Alabama, Sewer Revenue Refunding Warrants, Series 1997A, 5.375%, 2/01/27 – FGIC Insured	7/13 at 100.00	Ca	745,400
7,880	Total Alabama			7,483,869
	Arizona – 6.2% (5.6% of Total Investments)
1,420	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 3256, 17.837%, 1/01/29 (IF) (4)	1/18 at 100.00	AA–	1,875,351
1,760	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 4695, 18.986%, 1/01/32 (IF) (4)	1/18 at 100.00	AA–	2,578,822
339	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	7/13 at 100.00	N/R	339,709
2,000	Maricopa County Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Private Park Apartments Project, Series 2010, 5.750%, 11/01/46 (Mandatory put 11/01/15) (Alternative Minimum Tax) (5)	7/13 at 100.00	N/R	1,599,700
6,720	Maricopa County Industrial Development Authority, Arizona, Senior Living Facility Revenue Bonds, Christian Care Mesa II Inc., Series 2004A, 6.625%, 1/01/34 (Alternative Minimum Tax)	1/14 at 100.00	CC	5,332,790
	Phoenix Industrial Development Authority, Arizona, Educational Revenue Bonds, Keystone Montessori School, Series 2004A:
50	6.375%, 11/01/13	5/13 at 103.00	N/R	50,281
790	7.250%, 11/01/23	11/16 at 100.00	N/R	818,243
1,715	7.500%, 11/01/33	11/16 at 100.00	N/R	1,776,277
1,500	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Tender Option Bond Trust 1086, 16.999%, 6/01/42 (IF) (4)	6/22 at 100.00	A+	2,003,040
550	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Noah Webster Basic Schools Inc., Series 2004, 6.125%, 12/15/34	12/14 at 100.00	BBB–	558,817
200	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Pointe Educational Services Charter School, Series 2004, 6.250%, 7/01/14 (ETM)	No Opt. Call	AA+ (6)	206,196
1,500	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden Traditional Schools Project, Series 2012, 7.500%, 1/01/42	1/22 at 100.00	B	1,583,790
	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010:
500	6.000%, 6/01/40	6/19 at 100.00	BBB–	521,940
500	6.100%, 6/01/45	6/19 at 100.00	BBB–	522,665
1,150	Pinal County Industrial Development Authority, Arizona, Correctional Facilities Contract Revenue Bonds, Florence West Prison LLC, Series 2002A, 5.250%, 10/01/22 – ACA Insured	7/13 at 100.00	BBB–	1,151,173
1,000	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Government Project Bonds, Series 2008, 7.000%, 12/01/27	12/17 at 102.00	CCC	889,940
1,000	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Economic Development Bonds, Series 2012A, 9.750%, 5/01/25	5/22 at 100.00	N/R	1,080,290
2,000	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.500%, 12/01/37	No Opt. Call	B–	2,031,040

76	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$1,000	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007, 4.700%, 4/01/22	4/14 at 100.00	A–	$1,011,810
1,000	Tucson Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2004A, 5.850%, 9/01/24	9/14 at 100.00	BB+	1,015,430
26,694	Total Arizona			26,947,304
	California – 16.1% (14.4% of Total Investments)
1,000	California Enterprise Development Authority, Recovery Zone Facility Revenue Bonds, SunPower Corporation – Headquarters Project, Series 2010, 8.500%, 4/01/31	4/21 at 100.00	N/R	1,156,710
1,810	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.125%, 6/01/38	6/15 at 100.00	B–	1,628,529
1,250	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Tender Option Bond Trust 3267, 18.919%, 5/15/31 (IF) (4)	11/21 at 100.00	AA–	2,000,650
1,000	California School Finance Authority, Educational Facilities Revenue Bonds, Tri-Valley Learning Corporation, Series 2012A, 7.000%, 6/01/47	6/20 at 102.00	N/R	1,021,450
3,425	California State University, Systemwide Revenue Bonds, Tender Option Bond Trust 4696, 16.967%, 11/01/35 – AMBAC Insured (IF) (4)	5/15 at 100.00	Aa2	4,372,184
1,000	California Statewide Communities Development Authority, Community Facilities District 2012-01, Fancher Creek, Special Tax Bonds, Series 2013A, 5.700%, 9/01/43	9/23 at 100.00	N/R	1,002,780
4,000	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (5)	No Opt. Call	D	110,000
1,000	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41	9/21 at 100.00	N/R	1,070,030
2,865	California Statewide Community Development Authority, Revenue Bonds, Epidaurus Project, Series 2004A, 7.750%, 3/01/34	3/14 at 102.00	N/R	2,969,601
515	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3048, 17.038%, 11/15/38 (IF)	5/18 at 100.00	AA–	737,058
	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3102:
745	17.516%, 11/15/38 (IF) (4)	5/18 at 100.00	AA–	1,068,539
1,000	18.606%, 11/15/48 (IF) (4)	5/18 at 100.00	AA–	1,512,320
1,005	California Statewide Community Development Authority, Subordinate Lien Multifamily Housing Revenue Bonds, Corona Park Apartments, Series 2004I-S, 7.750%, 1/01/34 (Alternative Minimum Tax)	1/14 at 100.00	N/R	1,010,055
500	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana Redevelopment Project, Tender Option Bonds Trust 1013, 18.128%, 9/01/32 – AMBAC Insured (IF) (4)	7/13 at 100.00	A+	536,840
2,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 – NPFG Insured	7/13 at 100.00	Baa2	2,000,080
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bond Trust 1011:
750	17.099%, 6/01/45 (IF) (4)	6/15 at 100.00	A2	880,590
500	17.078%, 6/01/45 (IF) (4)	6/15 at 100.00	A2	586,950
1,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bonds Trust 3107, 17.403%, 6/01/45 – AMBAC Insured (IF)	6/15 at 100.00	AA+	1,192,270
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
2,000	4.500%, 6/01/27	6/17 at 100.00	B	1,951,000
1,750	5.000%, 6/01/33	6/17 at 100.00	B	1,614,340
500	5.750%, 6/01/47	6/17 at 100.00	B	477,735
1,000	5.125%, 6/01/47	6/17 at 100.00	B	870,960
1,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	1,394,055
1,500	Grossmont Healthcare District, California, General Obligation Bonds, Tender Option Bond Trust 3253, 22.441%, 1/15/19 (IF) (4)	No Opt. Call	Aa2	2,917,680
1,200	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2003-2 Improvement Area A, Canyon Hills, Series 2004A, 5.950%, 9/01/34	9/13 at 102.00	N/R	1,227,396

Nuveen Investments	77

Nuveen Municipal High Income Opportunity Fund (continued)
NMZ	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$335	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.875%, 8/01/39	8/19 at 100.00	BBB	$386,473
3,400	Lee Lake Water District, Riverside County, California, Special Tax Bonds, Community Facilities District 3, Series 2004, 5.950%, 9/01/34	9/13 at 102.00	N/R	3,484,218
1,000	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A	1,225,740
1,125	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Tender Option Bond Trust 10-27B, 18.310%, 5/15/40 (IF) (4)	5/20 at 100.00	AA	1,715,265
1,000	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	1,206,090
	March Joint Powers Redevelopment Agency, California, March Air Force Base Redevelopment Project Tax Allocation Revenue Bonds, Series 2011A:
1,000	7.000%, 8/01/26	8/21 at 100.00	BBB+	1,207,460
1,000	7.500%, 8/01/41	8/21 at 100.00	BBB+	1,193,390
1,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A	1,367,200
500	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 7.000%, 8/01/32	8/21 at 100.00	A–	633,700
330	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	388,648
1,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	1,096,290
250	Palomar Pomerado Health, California, General Obligation Bonds, Tender Option Bond Trust 4683, 17.398%, 8/01/37 – NPFG Insured (IF) (4)	8/17 at 100.00	A+	364,830
1,000	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	1,097,840
890	River Rock Entertainment Authority, California, Revenue Bonds, Senior Notes Series 2011B, 8.000%, 11/01/18	11/15 at 104.00	N/R	853,323
1,000	Riverside County Public Financing Authority, California, Tax Allocation Bonds, Multiple Projects, Series 2004, 5.000%, 10/01/35 – SYNCORA GTY Insured	10/14 at 100.00	BBB	993,290
1,200	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.750%, 10/01/30	10/21 at 100.00	A–	1,388,340
	Sacramento City Financing Authority California, Lease Revenue Bonds, Master Lease Program Facilities Projects, Tender Option Bond Trust 4698:
750	18.195%, 12/01/30 – AMBAC Insured (IF) (4)	No Opt. Call	A	1,371,030
2,015	18.679%, 12/01/33 – AMBAC Insured (IF) (4)	No Opt. Call	A	3,602,417
	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
960	8.000%, 12/01/26	12/21 at 100.00	BB	1,242,768
1,000	8.000%, 12/01/31	12/21 at 100.00	BB	1,277,740
1,000	San Jose, California, Airport Revenue Bonds, Tender Option Bond Trust 3923, 17.250%, 9/01/31 – AMBAC Insured (IF) (4)	3/17 at 100.00	AA–	1,236,320
1,000	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/41	2/21 at 100.00	A	1,245,720
1,000	Temecula Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project 1, Series 2002, 5.250%, 8/01/36 – NPFG Insured	7/13 at 100.00	A–	1,000,840
650	Twenty-nine Palms Redevelopment Agency, California, Tax Allocation Bonds, Four Corners Project Area, Series 2011A, 7.650%, 9/01/42	9/21 at 100.00	BBB+	777,465
3,895	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2001-1, Series 2004A, 6.125%, 9/01/39	9/13 at 103.00	N/R	3,906,759
63,115	Total California			69,572,958
	Colorado – 7.0% (6.3% of Total Investments)
1,015	Bradburn Metropolitan District 3, Westminster, Adams County, Colorado, General Obligation Limited Tax Refunding Bonds, Series 2010, 7.500%, 12/01/39	12/13 at 102.00	N/R	1,043,166
6	Buffalo Ridge Metropolitan District, Colorado, Limited Obligation Assessment Bonds, Series 2003, 7.500%, 12/01/33 (Pre-refunded 12/01/13)	12/13 at 101.00	N/R (6)	6,272

78	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$1,000	Cimarron Metropolitan District, Arvada, Colorado, Limited Tax Revenue Bonds, Convertible to Unlimited Tax, Series 2012, 6.000%, 12/01/22	10/17 at 100.00	N/R	$1,008,220
3,500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Cesar Chavez Academy, Series 2003, 8.000%, 5/01/34 (5)	5/14 at 101.00	N/R	2,449,545
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Jefferson County School District R-1 – Compass Montessori Secondary School, Series 2006, 5.625%, 2/15/36	2/16 at 101.00	N/R	935,990
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Mountain Phoenix Community School, Series 2012, 7.000%, 10/01/42	10/22 at 100.00	N/R	994,980
1,350	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Colorado Senior Residences Project, Series 2012, 6.750%, 6/01/32	6/22 at 100.00	N/R	1,456,313
325	Colorado Health Facilities Authority, Revenue Bonds, Craig Hospital Project, Tender Option Bond Trust 1131, 16.732%, 12/01/32 (IF) (4)	12/22 at 100.00	A–	502,661
1,000	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2013, 6.875%, 10/01/27 (Alternative Minimum Tax)	No Opt. Call	N/R	1,003,550
1,000	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Series 2012A, 6.750%, 12/01/39 – RAAI Insured	12/22 at 100.00	N/R	1,037,770
1,000	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.450%, 12/01/34	12/17 at 100.00	N/R	847,880
2,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	Baa2	1,060,440
999	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2009A-1, 9.000%, 8/01/39	12/19 at 100.00	N/R	1,052,906
3,145	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.750%, 1/01/34	1/18 at 100.00	N/R	3,291,494
1,000	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.500%, 12/01/27	12/16 at 100.00	N/R	854,650
1,980	Park Creek Metropolitan District, Colorado, Limited Tax Obligation Revenue Bonds, Series 2003CR-2, 7.875%, 12/01/32 (Mandatory put 12/01/13)	12/13 at 100.00	N/R	2,018,333
1,500	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Series 2003, 8.000%, 12/01/25 (Pre-refunded 6/01/14)	6/14 at 101.00	N/R (6)	1,637,505
3,565	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.500%, 11/15/38	No Opt. Call	A	4,847,544
500	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.500%, 1/15/30	7/20 at 100.00	Baa3	604,185
1,440	Rendezvous Residential Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 5.375%, 12/01/21	12/17 at 100.00	N/R	1,370,016
1,000	Stone Ridge Metropolitan District 2, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited, Series 2007, 7.250%, 12/01/31	12/17 at 100.00	N/R	258,460
1,000	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2004, 6.750%, 12/01/33 (Pre-refunded 12/01/13)	12/13 at 100.00	N/R (6)	1,038,460
1,000	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	1,064,190
31,325	Total Colorado			30,384,530
	Connecticut – 0.6% (0.5% of Total Investments)
1,000	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39	4/20 at 100.00	N/R	1,142,500
2,000	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate Lien Series 1997B, 5.750%, 9/01/27 (5)	7/13 at 100.00	N/R	942,920
500	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011A, 7.000%, 4/01/41	4/21 at 100.00	N/R	538,625
3,500	Total Connecticut			2,624,045

Nuveen Investments	79

Nuveen Municipal High Income Opportunity Fund (continued)
NMZ	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	District of Columbia – 0.3% (0.3% of Total Investments)
$225	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	$269,390
1,000	District of Columbia, Revenue Bonds, Cesar Chavez Public Charter Schools for Public Policy, Series 2011, 7.500%, 11/15/31	11/20 at 100.00	BBB–	1,156,800
1,225	Total District of Columbia			1,426,190
	Florida – 12.3% (11.0% of Total Investments)
990	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series 2012, 6.700%, 5/01/42	5/22 at 100.00	N/R	1,033,748
4,685	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Series 2003A, 6.900%, 5/01/35	5/14 at 100.00	N/R	4,740,752
905	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Phase 1 Project, Series 2013A, 6.125%, 11/01/33	11/24 at 100.00	N/R	919,851
700	Broward County, Florida, Airport Facility Revenue Bonds, Learjet Inc., Series 2000, 7.500%, 11/01/20 (Alternative Minimum Tax)	11/14 at 101.00	Ba2	739,354
1,435	Capital Projects Finance Authority, Florida, Student Housing Revenue Bonds, Capital Projects Loan Program, Series 2001F-1, 5.000%, 10/01/31 – NPFG Insured	7/13 at 100.00	Baa2	1,428,098
970	Cordoba Ranch Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2006, 5.550%, 5/01/37	5/16 at 100.00	N/R	921,510
1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2011A, 7.625%, 6/15/41	6/21 at 100.00	BB–	1,197,630
500	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Doral Breeze Project Series 2012, 5.500%, 11/01/32	11/22 at 100.00	N/R	503,125
7,650	Harmony Community Development District, Florida, Special Assessment Bonds, Series 2001, 7.250%, 5/01/32	5/14 at 103.25	N/R	8,053,920
3,000	Jacksonville, Florida, Economic Development Commission Health Care Facilities Revenue Bonds, Florida Proton Therapy Institute Project, Series 2007A, 6.250%, 9/01/27	9/17 at 100.00	N/R	3,374,040
500	Lake County, Florida, Industrial Development Revenue Bonds, Crane’s View Lodge Project, Series 2012A, 7.125%, 11/01/42	No Opt. Call	N/R	504,385
1,000	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A, 5.375%, 6/15/37	6/17 at 100.00	BB	1,009,310
1,685	Miami, Florida, Special Obligation Non-Ad Valorem Revenue Refunding Bonds, Series 2011A, 6.000%, 2/01/30 – AGM Insured	2/21 at 100.00	AA–	1,997,045
1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008, Trust 1145, 17.650%, 4/01/32 – AGC Insured (Alternative Minimum Tax) (IF) (4)	10/18 at 100.00	AA–	1,489,280
1,250	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 11834, 17.375%, 10/01/33 – AGM Insured (IF)	10/20 at 100.00	AA–	1,891,150
1,000	Mid-Bay Bridge Authority, Florida, Springing Lien Revenue Bonds, Series 2011, 7.250%, 10/01/34	10/21 at 100.00	BBB	1,281,060
3,420	Palm Beach County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Lake Delray Apartments, Series 1999A, 6.400%, 1/01/31 (Alternative Minimum Tax)	7/13 at 100.00	N/R	3,420,992
1,085	Palm Glades Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.300%, 5/01/36	5/16 at 100.00	N/R	1,089,470
3,535	Pine Island Community Development District, Florida, Special Assessment Bonds, Bella Collina, Series 2004, 5.750%, 5/01/35	7/13 at 100.00	N/R	3,498,872
980	Reunion West Community Development District, Florida, Special Assessment Bonds, Series 2004A-1, 6.250%, 5/01/36	5/22 at 100.00	N/R	948,238
465	South Village Community Development District, Clay County, Florida, Capital Improvement Revenue Bonds, Series 2005A, 5.700%, 5/01/35	7/13 at 100.00	N/R	432,548
780	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	596,505
2,270	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	1,421,020
965	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	449,690

80	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$1,360	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.650%, 5/01/40 (5)	5/18 at 100.00	N/R	$14
180	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007-1. RMKT, 6.650%, 5/01/40 (5)	5/18 at 100.00	N/R	97,551
2,365	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1, 6.650%, 5/01/40	5/17 at 100.00	N/R	2,430,487
850	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/14 at 101.00	BB	850,400
5,510	Tolomato Community Development District, Florida, Special Assessment Bonds, Southern/Forbearance Parcel Series 2007-2, 6.650%, 5/01/40 (5)	5/18 at 100.00	N/R	2,212,926
4,485	Westchester Community Development District 1, Florida, Special Assessment Bonds, Series 2003, 6.125%, 5/01/35	5/14 at 100.00	N/R	4,533,976
56,520	Total Florida			53,066,947
	Georgia – 1.2% (1.0% of Total Investments)
1,000	Fulton County Development Authority, Georgia, Revenue Bonds, Amana Academy Project, Series 2013A, 6.500%, 4/01/43	4/23 at 100.00	N/R	1,007,190
1,000	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, Elderly Care, Lenbrook Square Project, Series 2006A, 5.125%, 7/01/37	7/17 at 100.00	N/R	1,007,110
1,115	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, Elderly Care, Lenbrook Square Project, Series 2006B, 7.300%, 7/01/42	No Opt. Call	N/R	1,115,145
1,780	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, St. Anne’s Terrace, Series 2003, 7.625%, 12/01/33	12/13 at 102.00	N/R	1,839,594
4,895	Total Georgia			4,969,039
	Guam – 0.6% (0.6% of Total Investments)
2,445	Guam Government, General Obligation Bonds, 2009 Series A, 7.000%, 11/15/39	11/19 at 100.00	B+	2,782,068
	Hawaii – 0.7% (0.6% of Total Investments)
919	Hawaii Department of Budget and Finance, Private School Revenue Bonds, Montessori of Maui, Series 2007, 5.500%, 1/01/37	2/17 at 100.00	N/R	903,405
1,655	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company, Inc. and Subsidiary Projects, Series 2009, 6.500%, 7/01/39	7/19 at 100.00	Baa1	1,944,807
2,574	Total Hawaii			2,848,212
	Idaho – 0.2% (0.1% of Total Investments)
500	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Tender Option Bond Trust 1102, 16.774%, 3/01/47 (IF) (4)	3/22 at 100.00	A	688,685
	Illinois – 7.8% (7.0% of Total Investments)
1,325	CenterPoint Intermodal Center Program Illinois, Trust Series 2004 Class A Certificates, 3.730%, 6/15/23	12/13 at 100.00	N/R	1,325,186
984	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 35th and State Redevelopment Project, Series 2012, 6.100%, 1/15/29	No Opt. Call	N/R	990,483
1,895	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Diverse-Narragansett Project, Series 2006, 7.460%, 2/15/26	7/13 at 100.00	N/R	1,533,036
1,000	Evanston, Illinois, Educational Facility Revenue Bonds, Roycemore School Project, Series 2011, 8.250%, 7/01/41	7/21 at 100.00	N/R	1,138,000
1,000	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B3	1,096,310
1,875	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Series 2010A, 8.000%, 5/15/46	5/20 at 100.00	N/R	2,263,481
1,100	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	Baa2	1,231,758
500	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 6.000%, 10/01/48	10/22 at 100.00	BBB–	557,780
1,000	Illinois Finance Authority, Revenue Bonds, Montgomery Place Project, Series 2006A, 5.750%, 5/15/38	5/17 at 100.00	N/R	1,041,200

Nuveen Investments	81

Nuveen Municipal High Income Opportunity Fund (continued)
NMZ	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$1,250	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Tender Option Bond Trust 4702, 20.421%, 11/15/37 (IF) (4)	11/17 at 100.00	A	$1,761,550
1,000	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	1,285,340
2,000	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	BBB	2,188,520
3,850	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 7.000%, 8/15/44	8/19 at 100.00	BBB+	4,582,039
	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Tender Option Bond Trust 3908:
250	21.578%, 2/15/19 – AGM Insured (IF) (4)	No Opt. Call	AA–	432,070
1,685	21.562%, 2/15/19 – AGM Insured (IF) (4)	No Opt. Call	AA–	2,911,225
4,020	Illinois Finance Authority, Student Housing Revenue Bonds, MJH Education Assistance Illinois IV LLC, Fullerton Village Project, Series 2004A, 5.125%, 6/01/35 (5)	6/14 at 100.00	Ca	3,456,677
1,105	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R	742,118
1,431	Lombard Public Facilities Corporation, Illinois, Third Tier Conference Center and Hotel Revenue Bonds, Series 2005C-3, 12.000%, 1/01/36 (5)	7/18 at 100.00	N/R	314,045
500	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 2 – Cambridge Lakes Project, Series 2005-2, 6.000%, 3/01/35	3/15 at 102.00	N/R	516,110
1,917	Plano Special Service Area 1, Illinois, Special Tax Bonds, Lakewood Springs Project, Series 2004A, 6.200%, 3/01/34	3/14 at 102.00	N/R	1,970,484
973	Volo Village, Illinois, Special Service Area 3 Special Tax Bonds, Symphony Meadows Project 1, Series 2006-1, 6.000%, 3/01/36	3/16 at 102.00	N/R	879,125
935	Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 6.000%, 1/01/26	1/17 at 102.00	N/R	670,535
831	Yorkville, Illinois, Special Tax Bonds, Special Service Area 2005-108 Autumn Creek Project, Series 2006, 6.000%, 3/01/36	3/16 at 102.00	N/R	807,798
32,426	Total Illinois			33,694,870
	Indiana – 4.2% (3.7% of Total Investments)
6,360	Carmel Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2004A, 6.650%, 1/15/24	7/14 at 100.00	N/R	6,370,812
1,000	Indiana Bond Bank, Special Program Bonds, Hendricks Regional Health Project, Tender Option Bond Trust 10-77W, 19.050%, 4/01/30 – AMBAC Insured (IF) (4)	No Opt. Call	AA	2,108,670
2,000	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	No Opt. Call	BB	2,048,800
	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Tender Option Bond Trust 3611:
1,290	17.691%, 6/01/17 (IF) (4)	No Opt. Call	AA	1,799,808
1,250	18.691%, 6/01/17 (IF) (4)	No Opt. Call	AA	1,956,800
1,000	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Tender Option Bond Trust 3301, 17.962%, 11/15/30 (IF) (4)	11/16 at 100.00	AA+	1,417,160
1,000	St. Joseph County, Indiana, Economic Development Revenue Bonds, Chicago Trail Village Apartments, Series 2005A, 7.500%, 7/01/35	7/15 at 103.00	N/R	1,066,190
1,250	Vigo County Hospital Authority, Indiana, Revenue Bonds, Union Hospital, Series 2007, 5.800%, 9/01/47	9/17 at 100.00	N/R	1,309,375
15,150	Total Indiana			18,077,615
	Iowa – 0.5% (0.4% of Total Investments)
1,000	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BB+	1,056,990
1,000	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc. Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	BBB–	999,930
2,000	Total Iowa			2,056,920

82	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana – 2.7% (2.4% of Total Investments)
$1,000	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation Project, Series 2011A, 7.750%, 12/15/31	12/21 at 100.00	N/R	$1,124,280
5,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB–	5,723,050
960	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, CDF Healthcare of Louisiana LLC, Series 2006A, 7.000%, 6/01/36	6/16 at 101.00	N/R	984,326
3,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37 (5)	12/17 at 100.00	N/R	1,346,880
	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Woman’s Hospital Foundation Project, Tender Option Bonds Trust 1012:
750	20.273%, 10/01/40 (IF) (4)	10/20 at 100.00	A3	1,259,685
750	20.285%, 10/01/40 (IF) (4)	10/20 at 100.00	A3	1,260,000
11,460	Total Louisiana			11,698,221
	Maine – 0.8% (0.7% of Total Investments)
3,155	Portland Housing Development Corporation, Maine, Section 8 Assisted Senior Living Revenue Bonds, Avesta Housing Development Corporation, Series 2004A, 6.000%, 2/01/34	2/14 at 102.00	Baa2	3,246,116
	Maryland – 1.2% (1.1% of Total Investments)
1,000	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	BB+	1,019,980
2,500	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006B, 5.250%, 12/01/31	12/16 at 100.00	N/R	1,813,100
2,000	Maryland Economic Development Corporation, Senior Lien Student Housing Revenue Bonds, University of Maryland – Baltimore, Series 2003A, 5.750%, 10/01/33	10/13 at 100.00	B3	1,992,760
435	Prince George’s County, Maryland, Revenue Bonds, Dimensions Health Corporation, Series 1994, 5.300%, 7/01/24	7/13 at 100.00	B3	429,776
5,935	Total Maryland			5,255,616
	Massachusetts – 0.5% (0.4% of Total Investments)
255	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	254,138
1,000	Massachusetts Development Finance Authority, Revenue Bonds, 100 Cambridge Street Redevelopment, M/SRBC Project, Series 2002A, 5.125%, 2/01/34 – NPFG Insured	7/13 at 100.00	A	1,000,110
429	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012A, 6.000%, 2/15/43	7/13 at 103.00	N/R	367,587
334	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012B, 6.375%, 2/15/43	7/13 at 15.10	N/R	33,325
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012C, 6.625%, 2/15/43	No Opt. Call	N/R	5
480	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/13 at 100.00	N/R	479,995
2,998	Total Massachusetts			2,135,160
	Michigan – 3.9% (3.5% of Total Investments)
	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A:
1,115	5.500%, 5/01/21	11/13 at 100.00	B–	1,037,385
10	5.500%, 5/01/21 – ACA Insured	7/13 at 100.00	B–	9,304
300	Detroit Water Supply System, Michigan, Water Supply System Revenue Bonds, Refunding, Series 2006D, 5.000%, 7/01/33 – NPFG Insured	No Opt. Call	BBB+	305,121
1,000	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Tender Option Bond Trust 3789, 18.169%, 5/01/18 (IF) (4)	No Opt. Call	AA	1,420,880
1,000	Detroit, Michigan, General Obligation Bonds, Limited Tax Capital Improvement Series 2008-A1, 5.000%, 4/01/15	No Opt. Call	B	936,390
250	Detroit, Michigan, General Obligation Bonds, Series 2001A-1, 5.375%, 4/01/16 – NPFG Insured	7/13 at 100.00	Baa2	247,990
565	Detroit, Michigan, General Obligation Bonds, Series 2003A, 5.250%, 4/01/22 – SYNCORA GTY Insured	7/13 at 100.00	B	521,326

Nuveen Investments	83

Nuveen Municipal High Income Opportunity Fund (continued)
NMZ	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$750	Detroit, Michigan, General Obligation Bonds, Series 2004A-1, 5.250%, 4/01/19 – AMBAC Insured	No Opt. Call	B	$711,548
900	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Second Lien Series 2005B, 5.500%, 7/01/22 – NPFG Insured	No Opt. Call	A	1,059,831
	Garden City Hospital Finance Authority, Michigan, Revenue Bonds, Garden City Hospital Obligated Group, Series 2007A:
1,000	4.875%, 8/15/27	8/17 at 100.00	N/R	992,310
1,000	5.000%, 8/15/38	8/17 at 100.00	N/R	961,080
990	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hope Academy Project, Series 2011, 8.125%, 4/01/41	4/21 at 100.00	BB	1,142,252
1,000	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Voyageur Academy Project, Series 2011, 8.000%, 7/15/41	7/21 at 100.00	BB	1,078,290
1,000	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	11/15 at 100.00	BBB	1,025,900
1,000	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Richfield Public School Academy, Series 2007, 5.000%, 9/01/36	9/17 at 100.00	BBB–	983,700
1,500	Michigan State Hospital Finance Authority, Revenue Bonds, Hills and Dales General Hospital, Series 2005A, 6.750%, 11/15/38	11/15 at 102.00	N/R	1,582,080
1,000	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	1,282,640
1,000	Summit Academy North, Michigan, Revenue Bonds, Public School Academy Series 2005, 5.500%, 11/01/30	11/15 at 100.00	BB	988,930
500	Summit Academy, Michigan, Revenue Bonds, Public School Academy Series 2005, 6.375%, 11/01/35	11/15 at 100.00	BB	508,875
15,880	Total Michigan			16,795,832
	Minnesota – 1.1% (1.0% of Total Investments)
1,325	Ramsey, Anoka County, Minnesota, Charter School Lease Revenue Bonds, PACT Charter School, Series 2004A, 6.750%, 12/01/33	6/14 at 102.00	N/R	1,369,759
1,000	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005B, 6.000%, 5/01/30	5/15 at 100.00	N/R	1,057,990
1,110	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Higher Ground Academy Charter School, Series 2004A, 6.625%, 12/01/23	6/14 at 102.00	N/R	1,149,605
1,100	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, HOPE Community Academy Charter School, Series 2004A, 6.750%, 12/01/33	6/14 at 102.00	N/R	1,133,506
4,535	Total Minnesota			4,710,860
	Mississippi – 0.4% (0.4% of Total Investments)
825	Mississippi Home Corporation, Multifamily Housing Revenue Bonds, Tupelo Personal Care Apartments, Series 2004-2, 6.125%, 9/01/34 (Alternative Minimum Tax)	10/19 at 101.00	N/R	709,626
1,000	Warren County, Mississippi, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Series 2008A, 6.500%, 9/01/32	9/18 at 100.00	BBB	1,149,270
1,825	Total Mississippi			1,858,896
	Missouri – 1.6% (1.4% of Total Investments)
5,935	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Missouri-American Water Company, Series 2006, 4.600%, 12/01/36 – AMBAC Insured (Alternative Minimum Tax) (UB) (4)	12/16 at 100.00	AA+	6,182,549
762	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Grace Lofts Redevelopment Projects, Series 2007A, 6.000%, 3/27/26	12/13 at 100.00	N/R	708,256
6,697	Total Missouri			6,890,805
	Montana – 0.6% (0.5% of Total Investments)
2,700	Montana Board of Investments, Exempt Facility Revenue Bonds, Stillwater Mining Company, Series 2000, 8.000%, 7/01/20 (Alternative Minimum Tax)	7/13 at 100.00	B	2,709,693
	Nebraska – 2.6% (2.3% of Total Investments)
6,485	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Series 2006A, 19.934%, 8/01/40 – AMBAC Insured (IF)	2/17 at 100.00	AA+	11,203,875

84	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada – 0.2% (0.2% of Total Investments)
$1,000	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax Revenue Bonds Series 2008A, 6.750%, 6/15/28	6/18 at 100.00	B2	$1,035,250
	New Jersey – 2.2% (2.0% of Total Investments)
1,050	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.250%, 9/15/29 (Alternative Minimum Tax)	8/22 at 101.00	B	1,106,364
1,000	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000, 7.000%, 11/15/30 (Alternative Minimum Tax)	5/13 at 100.00	B	1,003,780
1,000	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.875%, 6/01/42	6/20 at 100.00	Baa3	1,139,130
600	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, University of Medicine and Dentistry of New Jersey, Series 2009B, 7.500%, 12/01/32	6/19 at 100.00	A–	747,456
2,000	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	2,177,940
2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	2,309,960
1,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax)	6/18 at 100.00	AA–	1,109,740
8,650	Total New Jersey			9,594,370
	New Mexico – 0.4% (0.4% of Total Investments)
1,000	Jicarilla Apache Nation, New Mexico, Revenue Bonds, Series 2002A, 5.500%, 9/01/23	No Opt. Call	N/R	999,920
1,000	Mariposa East Public Improvement District, New Mexico, General Obligation Bonds, Series 2006, 6.000%, 9/01/32	9/16 at 100.00	N/R	853,010
2,000	Total New Mexico			1,852,930
	New York – 2.2% (1.9% of Total Investments)
1,000	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.375%, 7/15/43	1/20 at 100.00	BBB–	1,196,530
	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005:
1,500	7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	1,579,020
1,000	7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	1,150,120
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
1,000	5.750%, 10/01/37 (7)	10/17 at 100.00	N/R	424,450
3,000	5.875%, 10/01/46 (8)	10/17 at 102.00	N/R	1,273,110
1,700	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, American Airlines Inc., Series 1994, 6.900%, 8/01/24 (Alternative Minimum Tax) (5)	7/13 at 100.00	N/R	1,903,983
1,375	New York Liberty Development Corporation, Second Priority Liberty Revenue Refunding Bonds, Bank of America Tower at One Bryant Park Project, Series 2010, 6.375%, 7/15/49	1/20 at 100.00	A–	1,647,621
265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–	311,052
10,840	Total New York			9,485,886
	North Carolina – 2.1% (1.8% of Total Investments)
940	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Tender Option Bond Trust 11963, 18.853%, 1/15/19 (IF)	No Opt. Call	AA–	1,482,305
5,250	North Carolina Capital Facilities Finance Agency, Solid Waste Facilities Revenue Bonds, Liberty Tire Services of North Carolina LLC, Series 2004A, 6.750%, 7/01/29	7/16 at 100.00	N/R	5,363,663
960	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2008, Tender Option Bonds Trust 3248, 27.037%, 10/01/21 (IF)	10/16 at 100.00	AA+	2,081,549
7,150	Total North Carolina			8,927,517

Nuveen Investments	85

Nuveen Municipal High Income Opportunity Fund (continued)
NMZ	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio – 3.5% (3.1% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$315	5.125%, 6/01/24	6/17 at 100.00	B–	$292,415
2,000	5.875%, 6/01/30	6/17 at 100.00	B	1,794,140
4,375	5.750%, 6/01/34	6/17 at 100.00	B	3,837,531
1,455	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B	1,359,086
2,220	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Bond Fund Program – Garfield Heights Project, Series 2004D, 5.250%, 5/15/23	5/14 at 102.00	BBB+	2,229,657
1,270	Medina County Port Authority, Ohio, Development Revenue Bond, Fiber Network Project, Series 2010B, 6.000%, 12/01/30	12/20 at 100.00	A+	1,453,045
500	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 2005, 5.750%, 4/01/35 (Alternative Minimum Tax)	4/15 at 100.00	Baa3	519,275
3,000	State of Ohio, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1997 Remarketed, 5.600%, 8/01/32 (Alternative Minimum Tax)	8/13 at 100.00	B–	2,987,460
4,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%, 7/01/27 (Alternative Minimum Tax) (5)	7/17 at 102.00	N/R	561,640
19,135	Total Ohio			15,034,249
	Oklahoma – 1.6% (1.4% of Total Investments)
1,000	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	1,104,500
940	Okeene Municipal Hospital and Schallmo Authority, Oklahoma, Revenue Bonds, Series 2006, 7.000%, 1/01/35	1/16 at 101.00	N/R	969,149
3,000	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Series 1995, 6.250%, 6/01/20	6/13 at 100.00	N/R	3,007,350
1,500	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2000A, 7.750%, 6/01/35 (Mandatory put 12/01/14)	No Opt. Call	N/R	1,628,775
6,440	Total Oklahoma			6,709,774
	Pennsylvania – 1.6% (1.4% of Total Investments)
275	Allentown Area Hospital Authority, Pennsylvania, Revenue Bonds, Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16	No Opt. Call	N/R	296,530
925	Berks County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, One Douglassville Properties Project, Series 2007A, 6.125%, 11/01/34 (Alternative Minimum Tax)	11/17 at 101.00	N/R	941,604
2,000	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Immaculata University, Series 2005, 5.750%, 10/15/37	10/15 at 102.00	N/R	2,065,680
400	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2007A, 6.375%, 12/15/37	12/17 at 100.00	BBB–	421,504
2,000	Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	6/13 at 100.00	B–	2,008,120
1,000	Scranton, Pennsylvania, General Obligation Bonds, Series 2012A, 8.500%, 9/01/22	No Opt. Call	N/R	1,029,090
6,600	Total Pennsylvania			6,762,528
	Puerto Rico – 0.8% (0.7% of Total Investments)
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Tender Option Bond Trust 1081:
2,000	20.962%, 8/01/57 (IF) (4)	8/19 at 100.00	AA–	2,680,640
500	20.962%, 8/01/57 (IF) (4)	8/19 at 100.00	AA–	670,160
135	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	Baa2	144,682
2,635	Total Puerto Rico			3,495,482

86	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Rhode Island – 0.7% (0.7% of Total Investments)
$1,000	Rhode Island Student Loan Authority, Student Loan Program Revenue Bonds, Series 2008A, 6.750%, 12/01/28 (Alternative Minimum Tax)	12/17 at 100.00	A	$1,127,530
2,035	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42	7/13 at 100.00	BBB–	2,083,352
3,035	Total Rhode Island			3,210,882
	South Carolina – 0.6% (0.6% of Total Investments)
4,000	Lancaster County, South Carolina, Assessment Bonds, Edgewater II Improvement District, Series 2007A, 7.750%, 11/01/39 (5)	11/17 at 100.00	N/R	2,007,360
625	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 – AGM Insured	8/21 at 100.00	AA–	764,119
4,625	Total South Carolina			2,771,479
	Tennessee – 1.9% (1.7% of Total Investments)
2,500	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Refunding Series 2010A, 6.500%, 7/01/38	7/20 at 100.00	BBB+	3,007,800
	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007:
2,000	5.500%, 11/01/37 (5)	11/17 at 100.00	N/R	4,980
500	5.500%, 11/01/46 (5)	11/17 at 100.00	N/R	1,245
4,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	4,671,040
965	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place, Series 2007A, 6.300%, 7/01/37	7/17 at 100.00	N/R	599,275
9,965	Total Tennessee			8,284,340
	Texas – 9.4% (8.4% of Total Investments)
2,000	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Second Tier Series 2006B, 5.750%, 1/01/34	1/17 at 100.00	Ba2	2,091,460
1,665	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Third Tier Series 2001C, 9.750%, 1/01/26	1/14 at 100.00	N/R	1,674,291
5,200	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001D, 8.250%, 5/01/33 (Alternative Minimum Tax)	7/18 at 100.00	CCC	461,552
1,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.750%, 1/01/41	1/21 at 100.00	Baa3	1,176,410
2,000	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A, 9.000%, 2/15/38	2/18 at 100.00	BBB–	2,324,860
2,000	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 2007, 5.500%, 11/01/30 (Alternative Minimum Tax) (5)	7/13 at 100.00	N/R	2,155,000
	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2004A:
1,840	7.000%, 9/01/25	9/14 at 100.00	N/R	1,933,362
6,600	7.125%, 9/01/34	9/14 at 100.00	N/R	6,910,068
1,000	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2013A, 6.375%, 9/01/42	9/23 at 100.00	N/R	1,069,660
585	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)	7/13 at 100.00	BB+	586,053
1,365	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G, 5.250%, 11/15/30 – NPFG Insured	7/13 at 100.00	BBB	1,373,504
980	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy, Series 2006A, 6.000%, 2/15/36	8/16 at 100.00	N/R	993,328
	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Air Lines Inc., Series 2001E:
600	7.375%, 7/01/22 (Alternative Minimum Tax)	7/13 at 100.00	B	602,472
1,365	6.750%, 7/01/29 (Alternative Minimum Tax)	7/13 at 100.00	B	1,371,033
1,000	Jefferson County Industrial Development Corporation, Texas, Hurricane Ike Disaster Area Revenue Bonds, Port of Beaumont Petroleum Transload Terminal, LLC Project, Series 2012, 8.250%, 7/01/32	7/22 at 100.00	N/R	1,028,580
1,000	La Vernia Education Financing Corporation, Texas, Charter School Revenue Bonds, Riverwalk Education Foundation, Series 2007A, 5.450%, 8/15/36	7/13 at 100.00	N/R	932,550

Nuveen Investments	87

Nuveen Municipal High Income Opportunity Fund (continued)
NMZ	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$2,250	North Texas Tollway Authority, Special Projects System Revenue Bonds, Tender Option Bond Trust 11946, 19.560%, 3/01/19 (IF)	9/21 at 100.00	AA	$3,967,740
2,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/30	No Opt. Call	A3	2,161,060
4,500	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/40	6/20 at 100.00	Baa3	5,519,205
1,810	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	2,181,068
340	Trinity River Authority of Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003, 6.250%, 5/01/28 (Alternative Minimum Tax)	11/13 at 101.00	CC	25,503
41,100	Total Texas			40,538,759
	Utah – 0.8% (0.7% of Total Investments)
965	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Noah Webster Academy, Series 2008A, 6.250%, 6/15/28	6/17 at 100.00	N/R	983,123
1,980	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Summit Academy High School, Series 2011A, 8.125%, 5/15/31	5/21 at 100.00	N/R	2,232,450
2,945	Total Utah			3,215,573
	Vermont – 0.3% (0.3% of Total Investments)
1,155	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Vermont Law School Project, Series 2011A, 6.250%, 1/01/41	1/21 at 100.00	Baa2	1,307,183
	Virgin Islands – 0.1% (0.1% of Total Investments)
420	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	494,029
	Virginia – 1.2% (1.1% of Total Investments)
870	Celebrate Virginia North Community Development Authority, Special Assessment Revenue Bonds, Series 2003B, 6.250%, 3/01/18	3/14 at 102.00	N/R	565,517
1,000	Giles County Industrial Development Authority, Virginia, Exempt Facility Revenue Bonds, Hoechst Celanese Project, Series 1996, 6.450%, 5/01/26	7/13 at 100.00	BB–	1,000,810
9,400	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appreciation Series 2009B-2, 0.000%, 10/01/38 – AGC Insured	No Opt. Call	BBB+	2,461,390
1,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B2	846,630
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
100	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	115,460
130	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	141,916
12,500	Total Virginia			5,131,723
	Washington – 3.0% (2.7% of Total Investments)
500	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 11-14W-B, 19.700%, 6/01/39 (IF) (4)	6/19 at 100.00	AA	755,440
	Vancouver Downtown Redevelopment Authority, Washington, Revenue Bonds, Conference Center Project, Series 2003A:
1,780	6.000%, 1/01/28 – ACA Insured	1/14 at 100.00	N/R	1,791,552
4,745	6.000%, 1/01/34 – ACA Insured	1/14 at 100.00	N/R	4,769,579
2,955	5.250%, 1/01/34 – ACA Insured	1/14 at 100.00	N/R	2,955,916
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32	12/17 at 100.00	N/R	2,104,280
500	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Mirabella Project, Series 2012A, 6.750%, 10/01/47	No Opt. Call	N/R	510,785
12,480	Total Washington			12,887,552

88	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	West Virginia – 0.5% (0.4% of Total Investments)
$1,000	Berkeley, Hardy and Jefferson Counties, West Virginia, as Joint Issuers, Commercial Development Revenue Bonds, Scattered Site Housing Projects, Series 2010, 5.750%, 12/01/44 (WI/DD, Settling 6/17/13)	3/23 at 100.00	N/R	$998,490
500	Ohio County Commission, West Virginia, Special District Excise Tax Revenue Bonds, Fort Henry Economic Development, Series 2006B, 5.625%, 3/01/36	3/16 at 100.00	BBB	523,260
500	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Financing District, Series 2007A, 5.850%, 6/01/34	6/17 at 100.00	N/R	528,735
2,000	Total West Virginia			2,050,485
	Wisconsin – 3.9% (3.5% of Total Investments)
550	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2003A, 7.750%, 6/01/16 (Pre-refunded 12/01/14)	12/14 at 101.00	N/R (6)	619,108
1,000	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2006, 7.000%, 12/01/26	12/18 at 102.00	N/R	978,530
1,650	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Thomas Jefferson Classical Academy of Mooresboro, North Carolina, Series 2011, 7.125%, 7/01/42	7/19 at 100.00	BBB–	1,820,445
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Southwest Health Center Inc., Series 2004A, 6.250%, 4/01/34 (Pre-refunded 4/01/14)	4/14 at 100.00	N/R (6)	1,052,060
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006:
5,995	5.250%, 8/15/26 (UB)	8/16 at 100.00	A–	6,634,906
4,500	5.250%, 8/15/34 (UB)	8/16 at 100.00	A–	4,779,315
1,000	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Retirement Community of Cary North Carolina, Series 2012A, 8.625%, 6/01/47	6/22 at 100.00	N/R	1,087,820
15,695	Total Wisconsin			16,972,184
$483,289	Total Investments (cost $431,592,509) – 112.0%			483,880,491
	Floating Rate Obligations – (2.9)%			(12,320,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (11.8)% (9)			(51,000,000)
	Other Assets Less Liabilities – 2.7% (10)			11,582,925
	Net Assets Applicable to Common Shares – 100%			$432,143,416

Nuveen Investments	89

Nuveen Municipal High Income Opportunity Fund (continued)
NMZ	Portfolio of Investments
April 30, 2013 (Unaudited)

Investments in Derivatives as of April 30, 2013

Swaps outstanding:

		Fund			Fixed Rate			Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate	Payment	Effective	Termination	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized)	Frequency	Date (11)	Date	(Depreciation) (10)
Barclays PLC	$ 5,000,000	Receive	3-Month USD-LIBOR	2.755%	Semi-Annually	5/30/14	5/30/34	$ 52,249

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.
(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)
On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.750% to 2.300%.

(8)
On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.875% to 2.350%.

(9)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 10.5%.
(10)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.
(11)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.
N/R	Not rated.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate.

 See accompanying notes to financial statements.

90	Nuveen Investments

Nuveen Municipal High Income Opportunity Fund 2
NMD	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Municipal Bonds – 111.9% (100.0% of Total Investments)
	Alabama – 0.4% (0.3% of Total Investments)
$1,000	Jefferson County, Alabama, General Obligation Warrants, Series 2004A, 5.000%, 4/01/24 – NPFG Insured	4/14 at 100.00	A	$982,390
	Arizona – 6.0% (5.4% of Total Investments)
1,000	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Series 2007, 6.200%, 7/15/32	7/17 at 100.00	N/R	1,039,560
1,500	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Tender Option Bond Trust 1086, 16.999%, 6/01/42 – AGM Insured (IF) (4)	6/22 at 100.00	A+	2,003,040
40	Pima County Industrial Development Authority, Arizona, Choice Education and Development Charter School Revenue Bonds, Series 2006, 6.000%, 6/01/16	No Opt. Call	N/R	40,581
495	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds Legacy Traditional School Project, Series 2009, 8.500%, 7/01/39	7/19 at 100.00	N/R	570,626
1,000	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden Traditional Schools Project, Series 2012, 7.500%, 1/01/42	1/22 at 100.00	B	1,055,860
825	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010, 6.000%, 6/01/40	6/19 at 100.00	BBB–	861,201
2,575	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Government Project Bonds, Series 2008, 7.000%, 12/01/27	12/17 at 102.00	CCC	2,291,596
1,000	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Economic Development Bonds, Series 2012A, 9.750%, 5/01/25	5/22 at 100.00	N/R	1,080,290
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
1,000	5.500%, 12/01/37	No Opt. Call	B–	1,015,520
3,825	5.000%, 12/01/37	No Opt. Call	A–	4,297,196
1,000	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R	870,650
14,260	Total Arizona			15,126,120
	California – 17.3% (15.4% of Total Investments)
1,470	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2985, 17.297%, 4/01/16 (IF)	4/18 at 100.00	AA	2,238,854
1,875	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Tender Option Bond Trust 3267, 19.925%, 11/15/40 (IF) (4)	11/21 at 100.00	AA–	3,424,050
1,000	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010B, 7.250%, 8/15/45	8/20 at 100.00	N/R	1,065,240
1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.500%, 11/01/39	11/19 at 100.00	AA	1,254,130
1,000	California School Finance Authority, Educational Facilities Revenue Bonds, Tri-Valley Learning Corporation, Series 2012A, 7.000%, 6/01/47	6/20 at 102.00	N/R	1,021,450
1,300	California State, General Obligation Bonds, Tender Option Bond Trust 3162, 19.050%, 3/01/18 – AGM Insured (IF)	No Opt. Call	AA–	2,201,368
520	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 6.250%, 10/01/39	10/19 at 100.00	BBB+	591,474
1,000	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41	9/21 at 100.00	N/R	1,070,030
500	California Statewide Community Development Authority, Revenue Bonds, California Baptist University, Series 2011A, 7.500%, 11/01/41	11/21 at 100.00	N/R	628,375
1,825	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/35	7/15 at 100.00	BBB–	1,912,308
500	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2007A, 5.000%, 4/01/31 – BHAC Insured	4/17 at 100.00	AA+	558,675
2,000	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007C, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	2,313,860

Nuveen Investments	91

Nuveen Municipal High Income Opportunity Fund 2 (continued)
NMD	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds, Franciscan Mobile Home Park Refunding, Series 2007A:
$2,000	5.000%, 12/15/37	12/17 at 100.00	A	$2,065,640
1,930	6.500%, 12/15/47	12/17 at 100.00	N/R	1,987,900
1,340	Elk Grove Community Facilities District 2005-1, California, Special Tax Bonds, Series 2007, 5.250%, 9/01/37	9/15 at 102.00	N/R	1,228,606
1,000	Fontana, California, Special Tax Bonds, Community Facilities District 31 Citrus Heights North, Series 2006, 5.000%, 9/01/26	9/14 at 102.00	N/R	1,013,410
1,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 – NPFG Insured	7/13 at 100.00	Baa2	1,000,040
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bond Trust 1011:
250	17.099%, 6/01/38 – FGIC Insured (IF) (4)	6/15 at 100.00	A2	297,880
500	17.078%, 6/01/45 (IF) (4)	6/15 at 100.00	A2	586,950
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
1,000	4.500%, 6/01/27	6/17 at 100.00	B	975,500
4,500	5.000%, 6/01/33	6/17 at 100.00	B	4,151,152
1,000	5.750%, 6/01/47	6/17 at 100.00	B	955,470
2,500	5.125%, 6/01/47	6/17 at 100.00	B	2,177,400
1,000	Hercules Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005, 5.000%, 8/01/25 – AMBAC Insured	8/15 at 100.00	CC	754,710
1,000	Lathrop Financing Authority, California, Revenue Bonds, Water Supply Project Series 2003, 6.000%, 6/01/35	6/13 at 100.00	N/R	1,001,010
850	Los Angeles County, California, Community Development Commission Headquarters Office Building, Lease Revenue Bonds, Community Development Properties Los Angeles County Inc., Tender Option Bond Trust Series 2011-23B, 18.435%, 9/01/42 (IF) (4)	9/21 at 100.00	Aa3	1,215,330
700	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Tender Option Bond Trust 10-27B, 18.310%, 5/15/40 (IF) (4)	5/20 at 100.00	AA	1,067,276
500	March Joint Powers Redevelopment Agency, California, March Air Force Base Redevelopment Project Tax Allocation Revenue Bonds, Series 2011A, 7.500%, 8/01/41	8/21 at 100.00	BBB+	596,695
625	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21	11/20 at 100.00	Baa3	699,750
2,500	San Bernardino Community College District, California, General Obligation Bonds, Tender Option Bond Trust 11780-1, 17.156%, 2/01/27 – AGM Insured (IF)	8/16 at 100.00	Aa2	3,511,600
38,185	Total California			43,566,133
	Colorado – 11.1% (10.0% of Total Investments)
1,500	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2008, 9.250%, 12/01/37	12/15 at 100.00	N/R	1,102,350
1,000	Cimarron Metropolitan District, Arvada, Colorado, Limited Tax Revenue Bonds, Convertible to Unlimited Tax, Series 2012, 6.000%, 12/01/22	10/17 at 100.00	N/R	1,008,220
750	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.250%, 7/01/28	7/18 at 100.00	N/R	762,143
500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Mountain Phoenix Community School, Series 2012, 7.000%, 10/01/42	10/22 at 100.00	N/R	497,490
1,930	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Windsor Academy, Series 2007A, 5.700%, 5/01/37	5/17 at 100.00	BBB–	1,956,132
1,920	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38	6/18 at 102.00	N/R	2,027,098
750	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 3702, 18.859%, 1/01/18 (IF) (4)	No Opt. Call	AA	1,171,680
1,000	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006, 5.250%, 6/01/36	6/16 at 100.00	A–	1,067,500

92	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2007:
$1,073	5.000%, 9/01/16 (Alternative Minimum Tax) (5)	No Opt. Call	N/R	$772,244
5,045	6.750%, 4/01/27 (Alternative Minimum Tax)	4/17 at 100.00	N/R	5,016,344
1,500	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2013, 6.875%, 10/01/27 (Alternative Minimum Tax)	No Opt. Call	N/R	1,505,325
1,000	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Series 2012A, 6.750%, 12/01/39 – RAAI Insured	12/22 at 100.00	N/R	1,037,770
1,000	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.400%, 12/01/27	12/17 at 100.00	N/R	888,810
1,070	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	1,161,913
999	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2009A-1, 9.000%, 8/01/39	12/19 at 100.00	N/R	1,052,906
5	Maher Ranch Metropolitan District 4, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.250%, 12/01/36 – RAAI Insured	12/17 at 100.00	N/R	4,842
500	Pinery West Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.000%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	508,785
1,000	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Series 2003, 8.000%, 12/01/25 (Pre-refunded 6/01/14)	6/14 at 101.00	N/R (6)	1,091,670
1,700	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.500%, 11/15/38	No Opt. Call	A	2,311,592
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
500	6.500%, 1/15/30	7/20 at 100.00	Baa3	604,185
1,000	6.000%, 1/15/41	7/20 at 100.00	Baa3	1,167,330
2,000	Stone Ridge Metropolitan District 2, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited, Series 2007, 7.250%, 12/01/31	12/17 at 100.00	N/R	516,920
815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	867,315
28,557	Total Colorado			28,100,564
	Connecticut – 0.7% (0.6% of Total Investments)
1,000	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39	4/20 at 100.00	N/R	1,142,500
500	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011A, 7.000%, 4/01/41	4/21 at 100.00	N/R	538,625
1,500	Total Connecticut			1,681,125
	District of Columbia – 1.8% (1.7% of Total Investments)
2,500	District of Columbia, Revenue Bonds, Howard University, Tender Option Bonds Trust 1006, 22.973%, 10/01/37 (IF) (4)	4/21 at 100.00	A–	4,655,500
	Florida – 8.8% (7.9% of Total Investments)
925	Ave Maria Stewardship Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.125%, 5/01/38	5/16 at 100.00	N/R	879,379
990	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series 2012, 6.700%, 5/01/42	5/22 at 100.00	N/R	1,033,748
925	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Series 2003A, 6.900%, 5/01/35	5/14 at 100.00	N/R	936,008
965	Beeline Community Development District, Palm Beach County, Florida, Special Assessment Bonds, Series 2008A, 7.000%, 5/01/37	5/18 at 100.00	N/R	1,052,969
975	Cordoba Ranch Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2006, 5.550%, 5/01/37	5/16 at 100.00	N/R	926,260
500	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Doral Breeze Project Series 2012, 5.500%, 11/01/32	11/22 at 100.00	N/R	503,125
Nuveen Investments	93

Nuveen Municipal High Income Opportunity Fund 2 (continued)
NMD	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$500	Lake County, Florida, Industrial Development Revenue Bonds, Crane’s View Lodge Project, Series 2012A, 7.125%, 11/01/42	No Opt. Call	N/R	$504,385
1,000	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A, 5.375%, 6/15/37	6/17 at 100.00	BB	1,009,310
2,225	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	2,302,653
1,045	Pine Island Community Development District, Florida, Special Assessment Bonds, Bella Collina, Series 2004, 5.750%, 5/01/35	7/13 at 100.00	N/R	1,034,320
995	Poinciana West Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.000%, 5/01/37	5/17 at 100.00	N/R	1,005,547
1,000	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	Baa2	1,059,070
985	Reunion West Community Development District, Florida, Special Assessment Bonds, Series 2004A-1, 6.250%, 5/01/36	5/22 at 100.00	N/R	953,076
465	South Village Community Development District, Clay County, Florida, Capital Improvement Revenue Bonds, Series 2005A, 5.700%, 5/01/35	7/13 at 100.00	N/R	432,548
1,315	Stoneybrook Venice Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007, 6.750%, 5/01/38	5/18 at 100.00	N/R	1,384,866
470	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	359,433
245	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	153,370
575	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	267,950
120	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.375%, 5/01/17 (7)	No Opt. Call	N/R	1
2,845	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007A-2, 5.250%, 5/01/39 (7)	5/17 at 100.00	N/R	28
15	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007-1. RMKT, 6.375%, 5/01/17 (7)	No Opt. Call	N/R	8,626
1,285	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007A-1. RMKT, 5.250%, 5/01/39 (7)	5/17 at 100.00	N/R	701,366
	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1:
165	6.375%, 5/01/17	No Opt. Call	N/R	161,840
555	5.250%, 5/01/39	5/17 at 100.00	N/R	546,336
2,600	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/14 at 101.00	BB	2,601,222
530	Tolomato Community Development District, Florida, Special Assessment Bonds, Southern/Forbearance Parcel Series 2007-2, 6.375%, 5/01/17 (7)	No Opt. Call	N/R	213,717
	Westchester Community Development District 1, Florida, Special Assessment Bonds, Series 2003:
415	6.000%, 5/01/23	5/14 at 100.00	N/R	419,665
1,750	6.125%, 5/01/35	5/14 at 100.00	N/R	1,769,110
26,380	Total Florida			22,219,928
	Georgia – 1.6% (1.5% of Total Investments)
975	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	1,219,150
1,250	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	B–	1,587,488
1,170	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009B, 9.000%, 6/01/35 (Alternative Minimum Tax)	6/15 at 100.00	B–	1,296,863
3,395	Total Georgia			4,103,501

94	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 12.9% (11.5% of Total Investments)
$984	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 35th and State Redevelopment Project, Series 2012, 6.100%, 1/15/29	No Opt. Call	N/R	$990,483
980	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Diverse-Narragansett Project, Series 2006, 7.460%, 2/15/26	7/13 at 100.00	N/R	792,810
1,000	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B3	1,096,310
1,180	Evanston, Illinois, Educational Facility Revenue Bonds, Roycemore School Project, Series 2011, 8.250%, 7/01/41	7/21 at 100.00	N/R	1,342,840
1,100	Hillside, Cook County, Illinois, Senior Lien Tax Increment Revenue Bonds, Mannheim Redevelopment Project, Series 2008, 7.000%, 1/01/28	1/18 at 102.00	N/R	1,130,448
1,000	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010, 5.500%, 5/15/23	5/15 at 100.00	BBB–	1,028,200
3,370	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007, 5.000%, 12/01/36	12/16 at 100.00	BBB+	3,480,300
500	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Series 2010A, 7.750%, 5/15/30	5/20 at 100.00	N/R	602,315
500	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Temps 75 Series 2010D-1, 7.000%, 5/15/18	7/13 at 100.00	N/R	501,160
500	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series 2006A, 5.000%, 4/01/31	4/16 at 100.00	Baa3	501,325
1,250	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Tender Option Bond Trust4702, 20.421%, 11/15/37 (IF) (4)	11/17 at 100.00	A	1,761,550
1,900	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	2,442,146
1,770	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	BBB	1,936,840
2,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB+	2,369,400
500	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA–	558,725
2,000	Illinois Finance Authority, Student Housing Revenue Bonds, MJH Education Assistance Illinois IV LLC, Fullerton Village Project, Series 2004A, 5.125%, 6/01/35 (7)	6/14 at 100.00	Ca	1,719,740
500	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002, 5.500%, 1/01/22	7/13 at 100.00	Baa2	501,780
200	Illinois State, General Obligation Bonds, Series 2012A, 5.000%, 3/01/36	3/22 at 100.00	A2	214,368
	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2:
250	5.500%, 1/01/30 – ACA Insured	1/16 at 100.00	CCC	164,098
2,000	5.500%, 1/01/36 – ACA Insured	1/16 at 100.00	CCC	1,313,060
	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B:
285	5.250%, 1/01/25	1/16 at 100.00	CCC	136,173
1,175	5.250%, 1/01/36	1/16 at 100.00	CCC	547,550
500	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 2 – Cambridge Lakes Project, Series 2005-2, 6.000%, 3/01/35	3/15 at 102.00	N/R	516,110
800	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 6.000%, 6/01/28	6/21 at 100.00	A–	978,560
	Southwestern Illinois Development Authority, Illinois, Saint Clair County Comprehensive Mental Health Center, Series 2007:
865	6.200%, 6/01/17	No Opt. Call	N/R	915,914
3,020	6.625%, 6/01/37	6/17 at 103.00	N/R	3,130,985
950	Southwestern Illinois Development Authority, Local Government Program Revenue Bonds, Granite City Project, Series 2009B, 7.750%, 3/01/22	3/14 at 100.00	N/R	964,991
750	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe, Special Assessment Bonds, Series 2009, 7.875%, 3/01/32	3/17 at 102.00	N/R	810,570
31,829	Total Illinois			32,448,751

Nuveen Investments	95

Nuveen Municipal High Income Opportunity Fund 2 (continued)
NMD	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana – 2.1% (1.9% of Total Investments)
$1,250	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Tender Option Bond Trust 2882, 17.790%, 4/15/17 (IF) (4)	No Opt. Call	A2	$2,188,000
	Vigo County Hospital Authority, Indiana, Revenue Bonds, Union Hospital, Series 2007:
250	5.700%, 9/01/37	9/17 at 100.00	N/R	261,663
2,800	5.800%, 9/01/47	9/17 at 100.00	N/R	2,933,000
4,300	Total Indiana			5,382,663
	Iowa – 0.2% (0.2% of Total Investments)
500	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc. Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	BBB–	499,965
	Kentucky – 0.2% (0.2% of Total Investments)
500	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.000%, 6/01/30	6/20 at 100.00	BBB+	595,980
	Louisiana – 3.2% (2.9% of Total Investments)
1,000	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation Project, Series 2011A, 7.750%, 12/15/31	12/21 at 100.00	N/R	1,124,280
500	Louisiana Local Government Environment Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2010A-1, 6.500%, 11/01/35	11/20 at 100.00	BBB–	601,150
3,500	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB–	4,006,135
4,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37 (7)	12/17 at 100.00	N/R	1,795,840
555	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/13 at 100.00	A–	558,058
9,555	Total Louisiana			8,085,463
	Maryland – 1.1% (1.0% of Total Investments)
100	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	BB+	101,998
1,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	N/R	696,220
2,000	Maryland Economic Development Corporation, Senior Lien Student Housing Revenue Bonds, University of Maryland – Baltimore, Series 2003A, 5.750%, 10/01/33	10/13 at 100.00	B3	1,992,760
3,100	Total Maryland			2,790,978
	Massachusetts – 0.0% (0.0% of Total Investments)
90	Boston Industrial Development Financing Authority, Massachusetts, Senior Revenue Bonds, Crosstown Center Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax)	9/13 at 101.00	Caa3	71,272
	Michigan – 1.4% (1.2% of Total Investments)
250	Detroit, Michigan, General Obligation Bonds, Series 2001A-1, 5.375%, 4/01/16 – NPFG Insured	7/13 at 100.00	Baa2	247,990
1,750	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2007, 6.500%, 12/01/37	12/17 at 100.00	N/R	1,771,945
940	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	6/17 at 100.00	N/R	950,641
500	Summit Academy North, Michigan, Revenue Bonds, Public School Academy Series 2005, 5.500%, 11/01/35	11/15 at 100.00	BB	486,175
3,440	Total Michigan			3,456,751
	Minnesota – 1.3% (1.1% of Total Investments)
3,000	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/35	11/15 at 100.00	BBB–	3,219,000
	Mississippi – 0.1% (0.1% of Total Investments)
975	Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds, Roberts Hotel of Jackson, LLC Project, Series 2010, 8.500%, 2/01/30 (7)	2/21 at 102.00	N/R	194,981

96	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri – 2.4% (2.1% of Total Investments)
$1,000	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	$1,115,380
1,000	Missouri Development Finance Board. Infrastructure Facilities Revenue Bonds, City of Independence, Missouri – Events Center Project, Series 2009F, 6.250%, 4/01/38 (Pre-refunded 4/01/14)	4/14 at 100.00	A– (6)	1,054,350
1,100	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A, 5.350%, 6/15/32	6/15 at 103.00	N/R	1,044,384
1,000	Saint Louis Land Clearance for Redevelopment Authority, Missouri, Tax-Exempt Recovery Zone Facilities Improvement, Special Revenue Bonds, Kiel Opera House Project, Series 2010B, 7.000%, 9/01/35	9/20 at 100.00	N/R	1,045,630
1,812	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square Redevelopment Project, Series 2008A, 6.300%, 8/22/26	9/13 at 100.00	N/R	1,743,978
5,912	Total Missouri			6,003,722
	Nevada – 2.0% (1.8% of Total Investments)
2,500	Clark County, Nevada, General Obligation Bank Bonds, Southern Nevada Water Authority Loan, Tender Option Bond Trust Series 2010-11836, 17.655%, 6/01/16 (IF)	No Opt. Call	AA+	3,721,400
	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax Revenue Bonds Series 2008A:
895	6.500%, 6/15/20	6/18 at 100.00	B2	936,054
500	6.750%, 6/15/28	6/18 at 100.00	B2	517,625
3,895	Total Nevada			5,175,079
	New Jersey – 2.7% (2.4% of Total Investments)
1,050	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.250%, 9/15/29 (Alternative Minimum Tax)	9/22 at 101.00	B	1,106,364
1,000	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000, 7.000%, 11/15/30 (Alternative Minimum Tax)	5/13 at 100.00	B	1,003,780
3,200	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	3,484,704
1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.000%, 7/01/18	No Opt. Call	BBB–	1,125,990
6,250	Total New Jersey			6,720,838
	New Mexico – 0.6% (0.5% of Total Investments)
475	Montecito Estates Public Improvement District, New Mexico, Special Levee Revenue Bonds, Series 2007, 7.000%, 10/01/37	10/17 at 100.00	N/R	490,756
965	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena Project, Series 2010A, 5.875%, 7/01/30	7/20 at 100.00	BBB–	1,045,163
1,440	Total New Mexico			1,535,919
	New York – 2.8% (2.5% of Total Investments)
	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005:
1,000	7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	1,052,680
1,000	7.625%, 8/01/25 (Alternative Minimum Tax)	8/16 at 101.00	N/R	1,127,690
1,000	8.000%, 8/01/28	8/16 at 101.00	N/R	1,141,790
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
500	5.750%, 10/01/37 (8)	10/17 at 100.00	N/R	212,225
2,000	5.875%, 10/01/46 (9)	10/17 at 102.00	N/R	848,740
1,030	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.800%, 7/01/23	7/16 at 101.00	N/R	1,016,775
	New York Liberty Development Corporation, Second Priority Liberty Revenue Refunding Bonds, Bank of America Tower at One Bryant Park Project, Tender Option Bond Trust PT4704:
250	18.206%, 1/15/44 (IF) (4)	1/20 at 100.00	AA+	372,080
625	18.206%, 1/15/44 (IF) (4)	1/20 at 100.00	AA+	930,200
265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–	311,052
7,670	Total New York			7,013,232

Nuveen Investments	97

Nuveen Municipal High Income Opportunity Fund 2 (continued)
NMD	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina – 1.7% (1.5% of Total Investments)
$1,970	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/38	10/17 at 100.00	N/R	$2,011,528
	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A:
1,000	6.000%, 6/01/31	6/18 at 100.00	BBB	1,137,730
1,000	6.125%, 6/01/35	6/18 at 100.00	BBB	1,135,000
3,970	Total North Carolina			4,284,258
	Ohio – 1.8% (1.7% of Total Investments)
500	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.750%, 6/01/34	6/17 at 100.00	B	438,575
1,700	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB	1,898,883
1,250	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3551, 20.005%, 1/01/17 (IF)	No Opt. Call	Aa2	2,039,550
2,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%, 7/01/27 (Alternative Minimum Tax) (7)	7/17 at 102.00	N/R	280,820
5,450	Total Ohio			4,657,828
	Oklahoma – 1.3% (1.1% of Total Investments)
1,000	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	1,104,500
1,000	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Series 1995, 6.250%, 6/01/20	6/13 at 100.00	N/R	1,002,450
1,000	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2000A, 7.750%, 6/01/35 (Mandatory put 12/01/14)	No Opt. Call	N/R	1,085,850
3,000	Total Oklahoma			3,192,800
	Pennsylvania – 2.3% (2.0% of Total Investments)
500	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009, 6.750%, 11/01/24	11/19 at 100.00	BB	551,420
1,010	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2007A, 6.375%, 12/15/37	12/17 at 100.00	BBB–	1,064,298
185	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 62B, 19.356%, 8/01/38 (IF) (4)	8/20 at 100.00	AA	299,012
2,115	Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	6/13 at 100.00	B–	2,123,587
1,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bond Trust 4657, 19.940%, 10/01/29 (IF) (4)	4/19 at 100.00	AA+	1,256,200
395	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	432,853
5,205	Total Pennsylvania			5,727,370
	Puerto Rico – 0.0% (0.0% of Total Investments)
20	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax) (7)	6/13 at 100.00	N/R	22,250
	Rhode Island – 0.2% (0.2% of Total Investments)
500	Rhode Island Health & Educational Building Corporation, Health Facilities Revenue Bonds, Tockwotton Home, Series 2011, 8.375%, 1/01/46	1/21 at 100.00	N/R	595,115
	South Carolina – 1.0% (0.9% of Total Investments)
3,477	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007B, 7.700%, 11/01/17 (7)	No Opt. Call	N/R	1,744,376
625	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 – AGM Insured	8/21 at 100.00	AA–	764,119
4,102	Total South Carolina			2,508,495

98	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee – 1.2% (1.1% of Total Investments)
$500	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Refunding Series 2010A, 6.500%, 7/01/38	7/20 at 100.00	BBB+	$601,560
	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007:
1,500	5.500%, 11/01/37 (7)	11/17 at 100.00	N/R	3,735
1,000	5.500%, 11/01/46 (7)	11/17 at 100.00	N/R	2,490
2,024	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	2,363,546
5,024	Total Tennessee			2,971,331
	Texas – 8.1% (7.2% of Total Investments)
1,000	Alliance Airport Authority, Texas, Special Facilities Revenue Bonds, American Airlines Inc., Series 2007, 5.750%, 12/01/29 (Alternative Minimum Tax) (7)	7/13 at 100.00	N/R	1,107,500
250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.000%, 1/01/41	1/21 at 100.00	Baa2	292,808
2,100	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A, 8.750%, 2/15/28	2/18 at 100.00	BBB–	2,425,332
10	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 1999, 6.375%, 5/01/35 (Alternative Minimum Tax) (7)	11/13 at 100.00	N/R	10,750
1,285	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 2000A-3, 9.125%, 5/01/29 (Alternative Minimum Tax) (7)	5/15 at 101.00	N/R	1,429,563
2,910	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38	2/18 at 100.00	BB+	3,018,427
450	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2013A, 6.625%, 9/01/31	9/23 at 100.00	N/R	502,263
960	Hidalgo Willacy Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, Heritage Square Apartments Project, Series 2003A, 7.000%, 1/01/39	1/14 at 102.00	N/R	985,190
1,000	Jefferson County Industrial Development Corporation, Texas, Hurricane Ike Disaster Area Revenue Bonds, Port of Beaumont Petroleum Transload Terminal, LLC Project, Series 2012, 8.250%, 7/01/32	7/22 at 100.00	N/R	1,028,580
1,330	La Vernia Higher Education Financing Corporation, Texas, Education Revenue Bonds, Amigos Por Vida Friends For Life Public Charter School, Series 2008, 6.375%, 2/15/37	2/16 at 100.00	N/R	1,371,908
335	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	377,257
2,000	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC Project, Series 2003B, 6.150%, 8/01/22	8/13 at 101.00	CC	150,020
250	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	A–	315,035
3,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/30	No Opt. Call	A3	3,241,590
1,000	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/34	6/20 at 100.00	Baa3	1,237,250
1,000	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	1,205,010
940	Texas Public Finance Authority Charter School Finance Corporation, Charter School Revenue Bonds, School of Excellence Education Project, Series 2004A, 7.000%, 12/01/34	12/14 at 100.00	BB+	961,216
550	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.000%, 11/01/30	11/20 at 100.00	BB+	660,776
20,370	Total Texas			20,320,475
	Utah – 3.0% (2.7% of Total Investments)
	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Noah Webster Academy, Series 2008A:
480	6.250%, 6/15/28	6/17 at 100.00	N/R	489,014
1,430	6.500%, 6/15/38	6/17 at 100.00	N/R	1,457,742
5,550	Utah State Charter School Finance Authority, Revenue Bonds, Summit Academy Project, Series 2007A, 5.800%, 6/15/38	12/17 at 100.00	BBB–	5,747,136
7,460	Total Utah			7,693,892

Nuveen Investments	99

Nuveen Municipal High Income Opportunity Fund 2 (continued)
NMD	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia – 1.6% (1.4% of Total Investments)
$3,500	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B2	$2,963,205
1,000	Virginia Small Business Financing Authority, Revenue Bonds Hampton Roads Proton Beam Therapy Institute at Hampton University, LLC Project, Series 2009, 9.000%, 7/01/39	7/14 at 102.00	N/R	1,076,350
4,500	Total Virginia			4,039,555
	Washington – 6.5% (5.8% of Total Investments)
2,415	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2009-14A&B, 19.940%, 6/01/34 (IF) (4)	6/19 at 100.00	AA	3,677,369
3,600	Kalispel Indian Tribe, Washington, Priority Distribution Bonds, Series 2008, 6.750%, 1/01/38	1/18 at 100.00	N/R	3,482,208
410	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds, Series 2013, 5.750%, 4/01/43	4/14 at 100.00	N/R	410,193
1,000	Vancouver Downtown Redevelopment Authority, Washington, Revenue Bonds, Conference Center Project, Series 2003A, 6.000%, 1/01/34 – ACA Insured	1/14 at 100.00	N/R	1,005,180
7,000	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32	12/17 at 100.00	N/R	7,364,980
15	Washington State Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Series 2007B, 5.750%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB	16,181
500	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Mirabella Project, Series 2012A, 6.750%, 10/01/47	No Opt. Call	N/R	510,785
14,940	Total Washington			16,466,896
	West Virginia – 0.4% (0.3% of Total Investments)
505	Berkeley, Hardy and Jefferson Counties, West Virginia, as Joint Issuers, Commercial Development Revenue Bonds, Scattered Site Housing Projects, Series 2010, 5.750%, 12/01/44 (WI/DD, Settling 6/17/13)	3/23 at 100.00	N/R	504,237
400	Ohio County Commission, West Virginia, Special District Excise Tax Revenue Bonds, Fort Henry Economic Development, Series 2006B, 5.625%, 3/01/36	3/16 at 100.00	BBB	418,608
905	Total West Virginia			922,845
	Wisconsin – 2.1% (1.9% of Total Investments)
30	Green Bay Redevelopment Authority, Wisconsin, Industrial Development Revenue Bonds, Fort James Project, Series 1999, 5.600%, 5/01/19 (Alternative Minimum Tax)	No Opt. Call	N/R	34,800
1,000	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2006, 7.000%, 12/01/26	12/18 at 102.00	N/R	978,530
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 3592, 18.645%, 4/01/17 (IF) (4)	No Opt. Call	AA–	1,444,600
1,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A, Trust 2187, 14.675%, 8/15/34 (IF)	8/16 at 100.00	A–	1,872,420
1,000	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Retirement Community of Cary North Carolina, Series 2012A, 8.625%, 6/01/47	6/22 at 100.00	N/R	1,087,820
4,530	Total Wisconsin			5,418,170
$278,209	Total Municipal Bonds (cost $253,648,797)			$282,451,135

100	Nuveen Investments

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$25	Las Vegas Monorail Company, Senior Interest Bonds (5), (10)	5.500%	7/15/19	N/R	$6,159
7	Las Vegas Monorail Company, Senior Interest Bonds (5), (10)	3.000%	7/15/55	N/R	1,442
$32	Total Corporate Bonds (cost $605)				7,601
	Total Investments (cost $253,649,402) – 111.9%				282,458,736
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (14.3)% (11)				(36,000,000)
	Other Assets Less Liabilities – 2.4% (12)				5,932,861
	Net Assets Applicable to Common Shares – 100%				$252,391,597

Investments in Derivatives as of April 30, 2013

Swaps outstanding:

		Fund			Fixed Rate			Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate	Payment	Effective	Termination	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized)	Frequency	Date (13)	Date	(Depreciation) (12)
Morgan Stanley	$ 7,000,000	Receive	3-Month USD-LIBOR	2.788%	Semi-Annually	1/16/13	1/16/41	$ (50,928)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors/Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(8)
On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.750% to 2.300%.

(9)
On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.875% to 2.350%.

(10)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the federal bankruptcy court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an interest rate of 5.500% maturing on July 15, 2019 and the second with an interest rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(11)	Variable Rate MuniFund Preferred Shares, at Liquidation Value as a percentage of Total Investments is 12.7%.
(12)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.
(13)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.
N/R	Not rated.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(IF)	Inverse floating rate investment.
USD-LIBOR	Unites States Dollar-London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments	101

Statement of
Assets & Liabilities
April 30, 2013 (Unaudited)

	Investment		Select		Quality
	Quality		Quality		Income
	(NQM	)	(NQS	)	(NQU	)
Assets
Investments, at value (cost $784,405,304, $735,285,823 and $1,230,617,393, respectively)	$882,250,176		$805,274,566		$1,357,234,969
Cash	1,039,997		7,264,566		—
Unrealized appreciation on swaps	—		—		—
Receivables:
Interest	11,942,887		10,288,282		17,416,275
Investments sold	4,688,942		19,356,084		22,492,141
Shares sold through shelf offering	—		—		—
Deferred offering costs	1,102,704		1,541,168		1,047,772
Other assets	330,805		369,735		598,070
Total assets	901,355,511		844,094,401		1,398,789,227
Liabilities
Cash overdraft	—		—		997,791
Floating rate obligations	76,992,000		15,480,000		66,265,000
Unrealized depreciation on swaps	—		—		—
Payables:
Common share dividends	2,601,406		2,092,287		3,277,854
Investments purchased	8,811,978		7,137,109		14,445,531
Offering costs	—		—		325,185
Variable Rate MuniFund Term Preferred (VMTP) Shares, at liquidation value	—		—		—
Variable Rate Demand Preferred (VRDP) Shares, at liquidation value	211,800,000		252,500,000		428,400,000
Accrued expenses:
Management fees	435,431		410,242		657,958
Directors/Trustees fees	102,960		97,675		155,606
Shelf offering costs	—		—		—
Other	65,701		202,776		274,298
Total liabilities	300,809,476		277,920,089		514,799,223
Net assets applicable to Common shares	$600,546,035		$566,174,312		$883,990,004
Common shares outstanding	35,976,272		35,222,129		54,379,091
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$16.69		$16.07		$16.26
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$359,763		$352,221		$543,791
Paid-in surplus	501,844,157		492,404,713		757,436,335
Undistributed (Over-distribution of) net investment income	6,199,497		2,023,917		6,721,369
Accumulated net realized gain (loss)	(5,702,254)		1,404,718		(7,329,067)
Net unrealized appreciation (depreciation)	97,844,872		69,988,743		126,617,576
Net assets applicable to Common shares	$600,546,035		$566,174,312		$883,990,004
Authorized shares:
Common	200,000,000		200,000,000		200,000,000
Preferred	1,000,000		1,000,000		1,000,000

See accompanying notes to financial statements.

102	Nuveen Investments

	Premier		High Income		High Income
	Income		Opportunity		Opportunity 2
	(NPF	)	(NMZ	)	(NMD	)
Assets
Investments, at value (cost $431,970,422, $431,592,509 and $253,649,402, respectively)	$474,566,919		$483,880,491		$282,458,736
Cash	74,926		2,897,777		1,621,218
Unrealized appreciation on swaps	—		52,249		—
Receivables:
Interest	6,410,417		11,029,083		6,388,993
Investments sold	2,535,000		1,727,445		979,300
Shares sold through shelf offering	—		582,862		—
Deferred offering costs	717,700		193,272		110,207
Other assets	194,641		53,337		8,942
Total assets	484,499,603		500,416,516		291,567,396
Liabilities
Cash overdraft	—		—		—
Floating rate obligations	42,295,000		12,320,000		—
Unrealized depreciation on swaps	—		—		50,928
Payables:
Common share dividends	1,270,788		2,232,378		1,203,047
Investments purchased	—		2,014,295		1,526,398
Offering costs	—		60,407		63,207
Variable Rate MuniFund Term Preferred (VMTP) Shares, at liquidation value	—		51,000,000		36,000,000
Variable Rate Demand Preferred (VRDP) Shares, at liquidation value	127,700,000		—		—
Accrued expenses:
Management fees	235,752		348,943		214,603
Directors/Trustees fees	55,757		42,943		3,116
Shelf offering costs	—		116,111		5,847
Other	100,916		138,023		108,653
Total liabilities	171,658,213		68,273,100		39,175,799
Net assets applicable to Common shares	$312,841,390		$432,143,416		$252,391,597
Common shares outstanding	19,888,518		31,523,130		18,899,837
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$15.73		$13.71		$13.35
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$198,885		$315,231		$188,998
Paid-in surplus	276,652,605		432,846,727		262,383,999
Undistributed (Over-distribution of) net investment income	3,240,209		1,522,130		1,535,870
Accumulated net realized gain (loss)	(9,846,806)		(54,880,903)		(40,475,676)
Net unrealized appreciation (depreciation)	42,596,497		52,340,231		28,758,406
Net assets applicable to Common shares	$312,841,390		$432,143,416		$252,391,597
Authorized shares:
Common	200,000,000		Unlimited		Unlimited
Preferred	1,000,000		Unlimited		Unlimited

See accompanying notes to financial statements.

Nuveen Investments	103

Statement of
Operations
Six Months Ended April 30, 2013 (Unaudited)

	Investment		Select		Quality
	Quality		Quality		Income
	(NQM	)	(NQS	)	(NQU	)
Investment Income	$21,026,856		$17,870,073		$28,500,569
Expenses
Management fees	2,645,577		2,484,093		3,960,647
Shareholder servicing agent fees and expenses	19,508		17,450		28,638
Interest expense and amortization of offering costs	785,177		710,668		632,605
Liquidity fees	1,084,583		1,292,999		2,515,308
Remarketing fees	106,489		126,951		208,845
Custodian fees and expenses	62,973		60,075		86,754
Directors/Trustees fees and expenses	9,100		9,740		15,600
Professional fees	33,110		21,787		150,761
Shareholder reporting expenses	20,737		32,282		36,732
Stock exchange listing fees	5,773		6,477		8,613
Investor relations expense	30,444		29,649		48,143
Other expenses	34,997		35,483		47,804
Total expenses	4,838,468		4,827,654		7,740,450
Net investment income (loss)	16,188,388		13,042,419		20,760,119
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	209,736		1,458,417		2,073,329
Swaps	—		—		—
Change in net unrealized appreciation (depreciation) of:
Investments	4,391,023		6,587,855		7,437,068
Swaps	—		—		—
Net realized and unrealized gain (loss)	4,600,759		8,046,272		9,510,397
Net increase (decrease) in net assets applicable to Common shares from operations	$20,789,147		$21,088,691		$30,270,516

See accompanying notes to financial statements.

104	Nuveen Investments

	Premier		High Income	High Income
	Income		Opportunity	Opportunity 2
	(NPF	)	(NMZ )	(NMD	)
Investment Income	$11,039,780		$16,937,304	$9,909,176
Expenses
Management fees	1,429,228		2,068,062	1,298,733
Shareholder servicing agent fees and expenses	10,651		9,345	8,511
Interest expense and amortization of offering costs	466,876		417,488	279,172
Liquidity fees	653,924		—	—
Remarketing fees	64,205		—	—
Custodian fees and expenses	39,138		47,303	35,087
Directors/Trustees fees and expenses	5,322		5,766	3,562
Professional fees	23,419		17,415	10,203
Shareholder reporting expenses	9,753		38,012	9,465
Stock exchange listing fees	4,233		1,936	4,788
Investor relations expense	16,093		16,458	10,683
Other expenses	26,803		10,871	10,822
Total expenses	2,749,645		2,632,656	1,671,026
Net investment income (loss)	8,290,135		14,304,648	8,238,150
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	218,842		(3,470,253)	1,611,993
Swaps	—		(803,503)	(557,132)
Change in net unrealized appreciation (depreciation) of:
Investments	1,476,361		10,086,759	3,098,941
Swaps	—		924,546	788,366
Net realized and unrealized gain (loss)	1,695,203		6,737,549	4,942,168
Net increase (decrease) in net assets applicable to Common shares from operations	$9,985,338		$21,042,197	$13,180,318

See accompanying notes to financial statements.

Nuveen Investments	105

Statement of
Changes in Net Assets (Unaudited)

	Investment Quality (NQM)		Select Quality (NQS)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	4/30/13	10/31/12	4/30/13	10/31/12
Operations
Net investment income (loss)	$16,188,388	$33,549,476	$13,042,419	$30,080,644
Net realized gain (loss) from:
Investments	209,736	(4,760,555)	1,458,417	1,416,448
Swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	4,391,023	67,203,604	6,587,855	61,772,527
Swaps	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	20,789,147	95,992,525	21,088,691	93,269,619
Distributions to Common Shareholders
From net investment income	(17,491,647)	(36,190,420)	(14,952,148)	(34,519,513)
From accumulated net realized gains	—	—	(1,443,689)	(2,608,829)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(17,491,647)	(36,190,420)	(16,395,837)	(37,128,342)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	—	—	3,525,329	7,814,053
Net proceeds from shares issued to shareholders due to reinvestment of distributions	564,767	1,362,654	310,568	2,237,721
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	564,767	1,362,654	3,835,897	10,051,774
Net increase (decrease) in net assets applicable to Common shares	3,862,267	61,164,759	8,528,751	66,193,051
Net assets applicable to Common shares at the beginning of period	596,683,768	535,519,009	557,645,561	491,452,510
Net assets applicable to Common shares at the end of period	$600,546,035	$596,683,768	$566,174,312	$557,645,561
Undistributed (Over-distribution of) net investment income at the end of period	$6,199,497	$7,502,756	$2,023,917	$3,933,646

See accompanying notes to financial statements.

106	Nuveen Investments

	Quality Income (NQU)		Premier Income (NPF)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	4/30/13	10/31/12	4/30/13	10/31/12
Operations
Net investment income (loss)	$20,760,119	$47,008,827	$8,290,135	$16,436,387
Net realized gain (loss) from:
Investments	2,073,329	1,243,079	218,842	5,015,230
Swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	7,437,068	101,376,981	1,476,361	20,591,959
Swaps	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	30,270,516	149,628,887	9,985,338	42,043,576
Distributions to Common Shareholders
From net investment income	(22,871,846)	(50,996,899)	(8,422,788)	(18,237,773)
From accumulated net realized gains	(1,479,111)	(1,821,285)	—	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(24,350,957)	(52,818,184)	(8,422,788)	(18,237,773)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	199,101	—	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	199,101	—	—
Net increase (decrease) in net assets applicable to Common shares	5,919,559	97,009,804	1,562,550	23,805,803
Net assets applicable to Common shares at the beginning of period	878,070,445	781,060,641	311,278,840	287,473,037
Net assets applicable to Common shares at the end of period	$883,990,004	$878,070,445	$312,841,390	$311,278,840
Undistributed (Over-distribution of) net investment income at the end of period	$6,721,369	$8,833,096	$3,240,209	$3,372,862

See accompanying notes to financial statements.

Nuveen Investments	107

Statement of
Changes in Net Assets (Unaudited) (continued)

	High Income		High Income
	Opportunity (NMZ)		Opportunity 2 (NMD)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	4/30/13	10/31/12	4/30/13	10/31/12
Operations
Net investment income (loss)	$14,304,648	$26,495,649	$8,238,150	$15,972,675
Net realized gain (loss) from:
Investments	(3,470,253)	361,907	1,611,993	(1,887,754)
Swaps	(803,503)	(2,080,029)	(557,132)	(2,065,021)
Change in net unrealized appreciation (depreciation) of:
Investments	10,086,759	52,047,718	3,098,941	35,003,848
Swaps	924,546	1,252,364	788,366	1,153,632
Net increase (decrease) in net assets applicable to Common shares from operations	21,042,197	78,077,609	13,180,318	48,177,380
Distributions to Common Shareholders
From net investment income	(13,623,925)	(25,713,528)	(7,545,953)	(14,268,853)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(13,623,925)	(25,713,528)	(7,545,953)	(14,268,853)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	21,818,962	26,434,181	3,918,312	8,919,019
Net proceeds from shares issued to shareholders due to reinvestment of distributions	333,235	684,427	203,179	383,070
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	22,152,197	27,118,608	4,121,491	9,302,089
Net increase (decrease) in net assets applicable to Common shares	29,570,469	79,482,689	9,755,856	43,210,616
Net assets applicable to Common shares at the beginning of period	402,572,947	323,090,258	242,635,741	199,425,125
Net assets applicable to Common shares at the end of period	$432,143,416	$402,572,947	$252,391,597	$242,635,741
Undistributed (Over-distribution of) net investment income at the end of period	$1,522,130	$841,407	$1,535,870	$843,673

See accompanying notes to financial statements.

108	Nuveen Investments

Statement of
Cash Flows
Six Months Ended April 30, 2013 (Unaudited)

	Investment	Select	Quality
	Quality	Quality	Income
	(NQM )	(NQS )	(NQU )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$20,789,147	$21,088,691	$30,270,516
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(41,888,047)	(116,573,903)	(215,466,012)
Proceeds from sales and maturities of investments	38,449,357	103,955,522	162,795,880
Proceed from (Purchase of) short-term investments, net	—	5,023,250	5,023,250
Proceeds from (Payments for) swap contracts, net	—	—	—
Amortization (Accretion) of premiums and discounts, net	(862,185)	(1,453,030)	(1,608,370)
(Increase) Decrease in:
Receivable for interest	551,323	(504,817)	(636,506)
Receivable for investments sold	(2,660,581)	(14,200,175)	(14,221,404)
Receivable for shares sold through shelf offering	—	310,168	—
Other assets	318,630	380,056	(39,834)
Increase (Decrease) in:
Payable for investments purchased	7,236,813	2,390,054	14,445,531
Accrued interest on borrowings	—	—	—
Accrued management fees	(15,796)	(9,236)	(2,198)
Accrued Directors/Trustees fees	3,530	5,045	8,130
Accrued other expenses	(29,048)	(25,880)	(19,900)
Net realized (gain) loss from:
Investments	(209,736)	(1,458,417)	(2,073,329)
Swaps	—	—	—
Change in net unrealized (appreciation) depreciation of:
Investments	(4,391,023)	(6,587,855)	(7,437,068)
Swaps	—	—	—
Taxes paid on undistributed capital gains	(231)	(12,485)	(7,735)
Net cash provided by (used in) operating activities	17,292,153	(7,673,012)	(28,969,049)
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	19,513	(85,832)	(368,028)
Increase (Decrease) in:
Cash overdraft	—	—	997,791
Borrowings	—	—	—
Floating rate obligations	—	10,830,000	8,435,000
Accrued shelf offering costs	—	(38,238)	—
Payable for offering costs	—	—	325,185
VMTP Shares, at liquidation value	—	—	—
VRDP Shares, at liquidation value	—	—	40,000,000
Cash distributions paid to Common shareholders	(17,044,953)	(16,514,321)	(24,762,523)
Proceeds from shelf offering, net of offering costs	—	3,525,329	—
Net cash provided by (used in) financing activities	(17,025,440)	(2,283,062)	24,627,425
Net Increase (Decrease) in Cash	266,713	(9,956,074)	(4,341,624)
Cash at the beginning of period	773,284	17,220,640	4,341,624
Cash at the End of Period	$1,039,997	$7,264,566	$—

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:

Investment		Select		Quality
Quality		Quality		Income
(NQM	)	(NQS	)	(NQU	)
$564,767		$310,568		$—

Cash paid for interest (excluding amortization of offering costs) was as follows:

Investment		Select		Quality
Quality		Quality		Income
(NQM	)	(NQS	)	(NQU	)
$450,575		$311,831		$615,633

See accompanying notes to financial statements

Nuveen Investments	109

Statement of
Cash Flows (Unaudited) (continued)

	Premier	High Income	High Income
	Income	Opportunity	Opportunity 2
	(NPF )	(NMZ )	(NMD )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$9,985,338	$21,042,197	$13,180,318
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(29,978,474)	(47,610,106)	(22,858,026)
Proceeds from sales and maturities of investments	30,228,268	27,237,333	16,759,584
Proceed from (Purchase of) short-term investments, net	—	—	—
Proceeds from (Payments for) swap contracts, net	—	(803,503)	(557,132)
Amortization (Accretion) of premiums and discounts, net	(1,570,054)	(302,232)	(109,223)
(Increase) Decrease in:
Receivable for interest	92,649	(271,451)	102,025
Receivable for investments sold	6,301,127	(1,317,866)	881,294
Receivable for shares sold through shelf offering	—	(162,820)	15,663
Other assets	193,275	(3,939)	(5,912)
Increase (Decrease) in:
Payable for investments purchased	(1,422,589)	2,014,295	1,526,398
Accrued interest on borrowings	—	(42,194)	(35,994)
Accrued management fees	(8,244)	11,344	(2,483)
Accrued Directors/Trustees fees	2,805	2,493	1,108
Accrued other expenses	(23,465)	(34,581)	(34,760)
Net realized (gain) loss from:
Investments	(218,842)	3,470,253	(1,611,993)
Swaps	—	803,503	557,132
Change in net unrealized (appreciation) depreciation of:
Investments	(1,476,361)	(10,086,759)	(3,098,941)
Swaps	—	(924,546)	(788,366)
Taxes paid on undistributed capital gains	(4,587)	—	—
Net cash provided by (used in) operating activities	12,100,846	(6,978,579)	3,920,692
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	12,701	(116,586)	(68,562)
Increase (Decrease) in:
Cash overdraft	(3,553,851)	—	—
Borrowings	—	(50,000,000)	(35,000,000)
Floating rate obligations	—	—	—
Accrued shelf offering costs	—	52,802	(34,014)
Payable for offering costs	—	60,407	63,207
VMTP Shares, at liquidation value	—	51,000,000	36,000,000
VRDP Shares, at liquidation value	—	—	—
Cash distributions paid to Common shareholders	(8,484,770)	(13,163,291)	(7,306,049)
Proceeds from shelf offering, net of offering costs	—	21,818,962	3,918,312
Net cash provided by (used in) financing activities	(12,025,920)	9,652,294	(2,427,106)
Net Increase (Decrease) in Cash	74,926	2,673,715	1,493,586
Cash at the beginning of period	—	224,062	127,632
Cash at the End of Period	$74,926	$2,897,777	$1,621,218

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:

Premier		High Income		High Income
Income		Opportunity		Opportunity 2
(NPF	)	(NMZ	)	(NMD	)
$—		$333,235		$203,179

Cash paid for interest (excluding amortization of offering costs) was as follows:

Premier		High Income		High Income
Income		Opportunity		Opportunity 2
(NPF	)	(NMZ	)	(NMD	)
$264,199		$385,703		$258,728

See accompanying notes to financial statements.

110	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	111

Financial
Highlights (Unaudited)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumu- lated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Share- holders	From Accumu- lated Net Realized Gains to Common Share- holders	Total	Premium from Common Shares Sold through Shelf Offering	Offering Costs		Ending Common Share Net Asset Value	Ending Market Value
Investment Quality (NQM)
Year Ended 10/31:
2013(e)	$16.60	$.45	$.13	$—	$—		$.58	$(.49)	$—	$(.49)	$—	$—		$16.69	$16.15
2012	14.93	.93	1.75	—	—		2.68	(1.01)	—	(1.01)	—	—		16.60	16.64
2011	15.13	1.00	(.22)	(.01)	—		.77	(.97)	—	(.97)	—	—		14.93	14.57
2010	14.26	1.04	.76	(.02)	—		1.78	(.91)	—	(.91)	—	—		15.13	14.95
2009	12.18	1.02	1.91	(.04)	(.01)		2.88	(.77)	(.03)	(.80)	—	—		14.26	13.13
2008	15.03	1.01	(2.80)	(.29)	—		(2.08)	(.77)	—	(.77)	—	—		12.18	10.64

Select Quality (NQS)
Year Ended 10/31:
2013(e)	15.94	.37	.22	—	—		.59	(.43)	(.04)	(.47)	.01	—	*	16.07	14.89
2012	14.31	.87	1.83	—	—		2.70	(1.00)	(.08)	(1.08)	.01	—	*	15.94	16.40
2011	14.82	1.03	(.40)	(.02)	—	*	.61	(1.04)	(.08)	(1.12)	—	—		14.31	14.62
2010	14.14	1.12	.61	(.03)	—	*	1.70	(1.00)	(.02)	(1.02)	—	—		14.82	15.35
2009	12.01	1.12	1.92	(.06)	—		2.98	(.85)	—	(.85)	—	—		14.14	13.77
2008	15.05	1.08	(3.02)	(.30)	—		(2.24)	(.80)	—	(.80)	—	—		12.01	10.99

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

112	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)

Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(d)	Net Investment Income (Loss)		Portfolio Turnover Rate

(.03)%	3.51%	$600,546	1.63	%**	5.44	%**	4%
21.61	18.37	596,684	1.66		5.84		7
4.45	5.58	535,519	1.50		7.03		12
21.33	12.85	542,582	1.24		7.08		14
31.77	24.35	510,910	1.34		7.66		8
(18.72)	(14.43)	436,370	1.46		7.07		9

(6.46)	3.77	566,174	1.72	**	4.66	**	13
20.32	19.50	557,646	1.79		5.71		24
3.35	4.82	491,453	1.53		7.61		13
19.50	12.38	506,237	1.16		7.77		20
34.19	25.67	481,233	1.29		8.66		8
(22.19)	(15.50)	408,541	1.27		7.54		10

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares (“ARPS”) and/or VRDP Shares, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Investment Quality (NQM)
Year Ended 10/31:
2013(e)	.66	%**
2012	.65
2011	.40
2010	.12
2009	.17
2008	.26

Select Quality (NQS)
Year Ended 10/31:
2013(e)	.76	%**
2012	.76
2011	.42
2010	.03
2009	.04
2008	.05

(e)	For the six months ended April 30, 2013.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	113

Financial
Highlights (Unaudited) (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumu- lated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Share- holders	From Accumu- lated Net Realized Gains to Common Share- holders	Total	Discount from Common Shares Repur- chased and Retired		Ending Common Share Net Asset Value	Ending Market Value
Quality Income (NQU)
Year Ended 10/31:
2013(e)	$16.15	$.38	$.18	$—	$—		$.56	$(.42)	$(.03)	$(.45)	$—		$16.26	$15.13
2012	14.37	.86	1.89	—	—		2.75	(.94)	(.03)	(.97)	—		16.15	15.81
2011	14.83	.93	(.43)	(.01)	—		.49	(.95)	—	(.95)	—		14.37	13.90
2010	14.29	1.04	.45	(.03)	—		1.46	(.92)	—	(.92)	—		14.83	14.79
2009	12.68	1.05	1.42	(.06)	—		2.41	(.80)	—	(.80)	—		14.29	13.26
2008	14.94	1.03	(2.26)	(.30)	—		(1.53)	(.73)	—	(.73)	—		12.68	11.67

Premier Income (NPF)
Year Ended 10/31:
2013(e)	15.65	.42	.08	—	—		.50	(.42)	—	(.42)	—		15.73	14.87
2012	14.45	.83	1.29	—	—		2.12	(.92)	—	(.92)	—		15.65	15.46
2011	14.70	.94	(.29)	(.01)	—		.64	(.89)	—	(.89)	—		14.45	13.91
2010	13.86	.98	.74	(.03)	—		1.69	(.85)	—	(.85)	—		14.70	14.36
2009	11.68	.96	2.00	(.05)	—		2.91	(.73)	—	(.73)	—	*	13.86	12.40
2008	14.79	.94	(3.09)	(.28)	—		(2.43)	(.68)	—	(.68)	—	*	11.68	10.07

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

114	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)

Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(d)	Net Investment Income (Loss)		Portfolio Turnover Rate

(1.50)%	3.48%	$883,990	1.77	%**	4.74	%**	12%
21.16	19.63	878,070	1.82		5.58		17
.79	3.79	781,061	1.92		6.80		16
18.94	10.56	804,985	1.18		7.16		17
21.10	19.58	774,982	1.28		7.80		8
(9.55)	(10.67)	687,593	1.38		7.15		9

(1.09)	3.24	312,841	1.77	**	5.34	**	6
18.11	14.98	311,279	1.80		5.42		18
3.59	4.65	287,473	1.55		6.74		10
23.21	12.65	292,427	1.29		6.80		4
31.11	25.53	275,671	1.43		7.47		7
(19.97)	(17.03)	232,517	1.78		6.74		7

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or VRDP Shares, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Quality Income (NQU)
Year Ended 10/31:
2013(e)	.77	%**
2012	.82
2011	.85
2010	.06
2009	.08
2008	.19

Premier Income (NPF)
Year Ended 10/31:
2013(e)	.76	%**
2012	.74
2011	.44
2010	.12
2009	.22
2008	.55

(e)	For the six months ended April 30, 2013.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	115

Financial
Highlights (Unaudited) (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumu- lated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Share- holders	From Accumu- lated Net Realized Gains to Common Share- holders	Total	Premium from Common Shares Sold through Shelf Offering	Offering Costs		Ending Common Share Net Asset Value	Ending Market Value
High Income Opportunity (NMZ)
Year Ended 10/31:
2013(f)	$13.45	$.46	$.19	$—	$—		$.65	$(.44)	$—	$(.44)	$.05	$—	*	$13.71	$13.85
2012	11.59	.91	1.78	—	—		2.69	(.90)	—	(.90)	.07	—	*	13.45	14.22
2011	12.13	.96	(.57)	(.01)	—		.38	(.96)	—	(.96)	.04	—	*	11.59	11.75
2010	11.18	1.04	.89	(.01)	—		1.92	(1.01)	—	(1.01)	.04	—	*	12.13	12.95
2009	9.63	1.06	1.48	(.04)	—		2.50	(1.04)	—	(1.04)	.09	—	*	11.18	11.92
2008	15.36	1.29	(5.71)	(.23)	(.02)		(4.67)	(.98)	(.09)	(1.07)	.01	—	*	9.63	11.02

High Income Opportunity 2 (NMD)
Year Ended 10/31:
2013(f)	13.05	.44	.24	—	—		.68	(.40)	—	(.40)	.02	—		13.35	13.12
2012	11.17	.88	1.75	—	—		2.63	(.79)	—	(.79)	.04	—		13.05	13.11
2011	11.92	.87	(.78)	—	—		.09	(.87)	—	(.87)	.03	—	*	11.17	11.00
2010	10.88	.91	1.04	—	—		1.95	(.96)	—	(.96)	.07	(.02)		11.92	12.59
2009	9.13	.92	1.79	—	—		2.71	(.96)	—	(.96)	—	—		10.88	11.39
2008(g)	14.33	.89	(5.27)	—	—		(4.38)	(.79)	—	(.79)	—	(.03)		9.13	10.04

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

116	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)

Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)		Expenses	(e)	Net Investment Income (Loss)		Portfolio Turnover Rate

.59%	5.28%	$432,143	1.26	%**	6.87	%**	N/A		N/A		6%
29.84	24.55	402,573	1.42		7.31		1.41%		7.32%		12
(1.22)	4.24	323,090	1.52		8.55		1.40		8.66		32
17.90	18.18	324,450	1.22		8.66		1.00		8.88		7
20.00	30.90	288,963	1.53		10.88		1.17		11.24		28
(24.77)	(32.63)	230,123	1.56		8.95		1.08		9.43		23

3.15	5.42	252,392	1.35	**	6.66	**	N/A		N/A		6
27.09	24.56	242,636	1.47		7.21		N/A		N/A		8
(5.26)	1.55	199,425	1.61		8.04		N/A		N/A		17
20.03	19.12	206,339	1.50		7.95		N/A		N/A		19
25.45	32.43	174,353	1.50		10.07		N/A		N/A		45
(28.82)	(32.15)	144,745	1.19	**	6.69	**	.82	**	7.06	**	22

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, VMTP Shares and/or Borrowings, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. As of November 30, 2011 and August 31, 2008, the Adviser is no longer reimbursing High Income Opportunity (NMZ) and High Income Opportunity 2 (NMD), respectively, for any fees or expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to VMTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, and/or the effect of the interest expense and fees paid on borrowings, where applicable, each as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities and Footnote 8 – Borrowing Arrangements, respectively, as follows:

High Income Opportunity (NMZ)
Year Ended 10/31:
2013(f)	.20	%**
2012	.21
2011	.15
2010	.01
2009	.03
2008	.20

High Income Opportunity 2 (NMD)
Year Ended 10/31:
2013(f)	.23	%**
2012	.21
2011	.23
2010	.25
2009	.26
2008(g)	.30	**

(f)	For the six months ended April 30, 2013.
(g)	For the period November 15, 2007 (commencement of operations) through October 31, 2008.
*	Rounds to less than $.01 per share.
**	Annualized.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	117

Financial
Highlights (Unaudited) (continued)

	ARPS at the End of Period		VRDP Shares at the End of Period
	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage
	Outstanding	Per $25,000	Outstanding	Per $100,000
	(000)	Share	(000)	Share
Investment Quality (NQM)
Year Ended 10/31:
2013(a)	$—	$—	$211,800	$383,544
2012	—	—	211,800	381,720
2011	—	—	211,800	352,842
2010	210,700	89,379	—	—
2009	210,700	85,621	—	—
2008	229,450	72,545	—	—

Select Quality (NQS)
Year Ended 10/31:
2013(a)	—	—	252,500	324,227
2012	—	—	252,500	320,850
2011	—	—	252,500	294,635
2010	251,275	75,367	—	—
2009	251,275	72,879	—	—
2008	267,575	63,171	—	—

Quality Income (NQU)
Year Ended 10/31:
2013(a)	—	—	428,400	306,347
2012	—	—	388,400	326,074
2011	—	—	388,400	301,097
2010	386,875	77,018	—	—
2009	386,875	75,080	—	—
2008	416,375	66,284	—	—

Premier Income (NPF)
Year Ended 10/31:
2013(a)	—	—	127,700	344,982
2012	—	—	127,700	343,758
2011	—	—	127,700	325,116
2010	126,850	82,633	—	—
2009	126,850	79,330	—	—
2008	126,850	70,825	—	—

See accompanying notes to financial statements.

118	Nuveen Investments

			VMTP Shares at		Borrowings at
	ARPS at the End of Period		the End of the Period		the End of Period
	Aggregate	Asset	Aggregate	Asset	Aggregate
	Amount	Coverage	Amount	Coverage	Amount	Asset
	Outstanding	Per $25,000	Outstanding	Per $100,000	Outstanding	Coverage
	(000)	Share	(000)	Share	(000)	Per $1,000
High Income Opportunity (NMZ)
Year Ended 10/31:
2013(a)	$—	$—	$51,000	$947,340	$—	$—
2012	—	—	—	—	50,000	9,051
2011	—	—	—	—	50,000	7,462
2010	95,000	110,382	—	—	—	—
2009	95,000	101,043	—	—	—	—
2008	155,000	62,117	—	—	—	—

High Income Opportunity 2 (NMD)
Year Ended 10/31:
2013(a)	—	—	36,000	801,088	—	—
2012	—	—	—	—	35,000	7,932
2011	—	—	—	—	35,000	6,698
2010	—	—	—	—	35,000	6,895
2009	—	—	—	—	35,000	5,982
2008(b)	—	—	—	—	40,000	4,619

(a)	For the six months ended April 30, 2013.
(b)	For the period November 15, 2007 (commencement of operations) through October 31, 2008.

See accompanying notes to financial statements.

Nuveen Investments	119

Notes to
Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information
The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Investment Quality Municipal Fund, Inc. (NQM), Nuveen Select Quality Municipal Fund, Inc. (NQS), Nuveen Quality Income Municipal Fund, Inc. (NQU), Nuveen Premier Municipal Income Fund, Inc. (NPF), Nuveen Municipal High Income Opportunity Fund (NMZ) and Nuveen Municipal High Income Opportunity Fund 2 (NMD) (each a “Fund” and collectively, the “Funds”). Common shares of Investment Quality (NQM), Select Quality (NQS), Quality Income (NQU), Premier Income (NPF) and High Income Opportunity 2 (NMD) are traded on the New York Stock Exchange (“NYSE”) while Common shares of High Income Opportunity (NMZ) are traded on the NYSE MKT. The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end registered investment companies.

On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisers, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

Approved Fund Reorganization
On December 13, 2012, the reorganization of High Income Opportunity 2 (NMD) (the “Acquired Fund”) into High Income Opportunity (NMZ) (the “Acquiring Fund”) was approved by each Fund’s Board of Trustees (the “Reorganization”). The Reorganization is intended to create a single larger national Fund, which would potentially offer shareholders the following benefits:

•	Lower Fund expense ratios (excluding the effects of leverage), as fixed costs are spread over a larger asset base;

•	Enhanced secondary market trading, as larger Funds potentially make it easier for investors to buy and sell Fund shares;

•	Lower per share trading costs through reduced bid/ask spreads due to a larger common share float; and

•	Increased Fund flexibility in managing the structure and cost of leverage over time.

The Reorganization was approved by shareholders of the Acquired Fund at a special meeting on June 21, 2013 (subsequent to the close of this reporting period), and is expected to be completed before the opening of business on July 15, 2013.

Upon the closing of the Reorganization, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund, and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. The Acquired Fund will then be liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. Holders of common shares of the Acquired Fund received newly issued common shares of the Acquiring Fund, the aggregate net asset value of which will be equal to the aggregate net asset value of the common shares of the Acquired Fund held immediately prior to the Reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled). Fractional shares will be sold on the open market and shareholders will receive cash in lieu of such fractional shares. Holders of preferred shares of the Acquired Fund will receive on a one-for-one basis newly preferred shares of the Acquiring Fund, in exchange for preferred shares of the Acquired Fund held immediately prior to the Reorganization.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

120	Nuveen Investments

Investment Valuation
Prices of municipal bonds, other fixed income securities and swap contracts are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of April 30, 2013, Investment Quality (NQM), Select Quality (NQS), Quality Income (NQU), High Income Opportunity (NMZ) and High Income Opportunity 2 (NMD) had outstanding when-issued/delayed delivery purchase commitments of $8,811,978, $4,670,996, $7,415,711, $985,650 and $497,553, respectively. There were no such outstanding purchase commitments in Premier Income (NPF).

Investment Income
Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented on the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period, when applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Nuveen Investments	121

Notes to
Financial Statements (Unaudited) (continued)

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). During prior fiscal periods, the Funds redeemed all of their outstanding ARPS at liquidation value. Although authorized, High Income Opportunity 2 (NMD) has not issued ARPS since its commencement of operations on November 15, 2007.

Variable Rate MuniFund Term Preferred Shares
The following Funds have issued and outstanding Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with $100,000 liquidation value per share.

High Income Opportunity (NMZ) and High Income Opportunity 2 (NMD) issued their VMTP Shares in privately negotiated offerings, which were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. Proceeds from the issuance of VMTP Shares, net of offering expenses, were used to pay each Fund’s outstanding balance on its borrowings.

As of April 30, 2013, the number of VMTP Shares outstanding, at liquidation value, for each Fund is as follows:

	High Income		High Income
	Opportunity		Opportunity 2
	(NMZ	)	(NMD	)
Series 2016	$51,000,000		$36,000,000

Each Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares are subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. Each Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s VMTP Shares are as follows:

	High Income		High Income
	Opportunity		Opportunity 2
	(NMZ	)	(NMD	)
Series	2016		2016
Term Redemption Date	January 1, 2016		January 1, 2016
Optional Redemption Date	June 21, 2014		June 21, 2014

The average liquidation value of VMTP Shares outstanding and annualized dividend rate of VMTP Shares for each Fund during the six months ended April 30, 2013, were as follows:

	High Income		High Income
	Opportunity		Opportunity 2
	(NMZ	)*	(NMD	)*
Average liquidation value of VMTP Shares outstanding	$51,000,000		$36,000,000
Annualized dividend rate	1.27%		1.27%

*     For the period December 21, 2012 (first issuance of shares) through April 30, 2013.

Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly.

122	Nuveen Investments

For financial reporting purposes only, the liquidation value of VMTP Shares is recorded as a liability and recognized as “Variable Rate MuniFund Term Preferred (VMTP) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Each Fund incurred $125,000 of offering costs in connection with the issuance of VMTP Shares, which were recorded as a deferred charge and are being amortized over the life of the shares. These costs are recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Variable Rate Demand Preferred Shares
The following Funds have issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share.

Investment Quality (NQM), Select Quality (NQS), Quality Income (NQU) and Premier Income (NPF) issued their VRDP Shares in privately negotiated offerings, which were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

During the current fiscal period, Quality Income (NQU) issued an additional $40,000,000, at liquidation value, of Series 1 VRDP Shares through a private negotiated offering, which were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

As of April 30, 2013, the number of VRDP Shares outstanding and maturity date for each Fund are as follows:

	Investment		Select		Quality		Premier
	Quality		Quality		Income		Income
	(NQM	)	(NQS	)	(NQU	)	(NPF	)
Series	1		1		1		1
VRDP Shares outstanding	2,118		2,525		4,284		1,277
Maturity	May 1, 2041		May 1, 2041		December 1, 2040		May 1, 2041

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of .10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The average liquidation value of VRDP Shares outstanding and annualized dividend rate of VRDP Shares for each Fund during the six months ended April 30, 2013, were as follows:

	Investment		Select		Quality		Premier
	Quality		Quality		Income		Income
	(NQM	)	(NQS	)	(NQU	)	(NPF	)
Average liquidation value of VRDP Shares outstanding	211,800,000		252,500,000		417,571,271		127,700,000
Annualized dividend rate	0.24%		0.24%		0.21%		0.24%

For financial reporting purposes only, the liquidation value of VRDP Shares is recorded as a liability and recognized as “Variable Rate Demand Preferred (VRDP) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends paid on the VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are being amortized over the life of the shares and are recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of Operations.

Nuveen Investments	123

Notes to
Financial Statements (Unaudited) (continued)

Offering costs of $385,000 were incurred with Quality Income’s (NQU) issuance of Series 1 VRDP Shares, which were recorded as a deferred charge and are being amortized over the life of the shares.

On May 23, 2013 (subsequent to the close of this reporting period), Investment Quality (NQM) and Select Quality (NQS) issued an additional $25,000,000 and $15,000,000, at liquidation value, respectively, of Series 1 VRDP Shares through a private negotiate offering, which were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. Offering costs of $220,000 and $210,000 were incurred with Investment Quality’s (NQM) and Select Quality’s (NQS) issuance of Series 1 VRDP Shares, respectively, which were recorded as a deferred charge and are being amortized over the life of the shares.

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the six months ended April 30, 2013, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of April 30, 2013, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts, was as follows:

	Investment		Select		Quality		Premier		High Income		High Income
	Quality		Quality		Income		Income		Opportunity		Opportunity 2
	(NQM	)	(NQS	)	(NQU	)	(NPF	)	(NMZ	)	(NMD	)
Maximum exposure to Recourse Trusts	$15,155,000		$18,750,000		$7,500,000		$4,955,000		$118,355,000		$78,500,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended April 30, 2013, were as follows:

	Investment		Select		Quality		Premier		High Income
	Quality		Quality		Income		Income		Opportunity
	(NQM	)	(NQS	)	(NQU	)	(NPF	)	(NMZ	)
Average floating rate obligations outstanding	$76,992,000		$4,590,166		$57,783,398		$42,295,000		$12,320,000
Average annual interest rate and fees	0.53%		0.66%		0.65%		0.54%		0.69%

124	Nuveen Investments

Swap Contracts
Each Fund is authorized to enter into interest rate swap and forward interest rate swap contracts (“swap contracts”) consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality). Each Fund’s use of swap contracts is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader market.

Interest rate swap contracts involve each Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap transactions involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying a Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that each Fund is to receive. The payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of a Fund’s swap contract would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap contract’s termination date increase or decrease. Swap contracts are valued daily. Upon entering into an interest rate swap (and beginning on the effective date for a forward interest rate swap), each Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on a daily basis, and recognizes the daily change in the market value of the Fund’s contractual rights and obligations under the contracts. The net amount recorded for these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on swaps (,net)” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps.” Income received or paid by each Fund is recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of an interest rate swap contract, and are equal to the difference between the Fund’s basis in the interest rate swap and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of “Swap premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

Each Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a swap contract is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Once periodic payments are settled in cash, they are combined with the net realized gain or loss recorded upon the termination of the swap contracts.

During the six months ended April 30, 2013, High Income Opportunity (NMZ) and High Income Opportunity 2 (NMD) entered into swap contracts to reduce the duration of their portfolios. The average notional amount of swap contracts outstanding during the six months ended April 30, 2013, was as follows:

	High Income		High Income
	Opportunity		Opportunity 2
	(NMZ	)	(NMD	)
Average notional amount of swap contracts outstanding*	$21,666,667		$18,666,667
* The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on swap contract activity.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments	125

Notes to
Financial Statements (Unaudited) (continued)

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Common Shares Equity Shelf Programs and Offering Costs
Select Quality (NQS), High Income Opportunity (NMZ) and High Income Opportunity 2 (NMD) have each filed registration statements with the Securities and Exchange Commission authorizing the Funds to issue additional Common shares through equity shelf programs (“Shelf Offering”). Under the Shelf Offering, the Funds, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s net asset value (“NAV”) per Common share.

Additional Common shares authorized to be issued, Common shares issued and offering proceeds, net of offering costs for the six months ended April 30, 2013 and the fiscal year ended October 31, 2013 were as follows:

			High Income		High Income
	Select Quality (NQS)		Opportunity (NMZ)		Opportunity 2 (NMD)
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	4/30/13	10/31/12	4/30/13	10/31/12	4/30/13	10/31/12
Authorized shares at the end of period	3,400,000	3,400,000	7,700,000	2,800,000	1,900,000	1,900,000
Common shares issued	219,105	490,341	1,567,663	2,004,701	295,936	702,445
Offering proceeds, net of offering costs	$3,525,329	$7,814,053	$21,818,962	$26,434,181	$3,918,312	$8,919,019

During the current reporting period, Investment Quality (NQM) filed an initial registration statement with the SEC authorizing the Fund to issue 3,500,000 additional Common shares through Shelf Offerings, which are not yet effective.

Under this Shelf Offering the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per Common share.

Costs incurred by the Funds in connection with their initial Shelf Offerings are recorded as a deferred charge, which will be amortized over the period such additional Common shares are sold not to exceed the one-year life of the Shelf Offering period. Ongoing Shelf Offering costs, and any additional costs the Fund may incur in connection with this Shelf Offering, are expensed as incurred and recorded as a reduction of proceeds from shelf offering.

During the six months ended April 30, 2013, Nuveen Securities, LLC, the Funds’ distributor and a wholly-owned subsidiary of Nuveen, received commissions of $7,154, $44,151 and $7,916, related to the sale of Common shares as a result of Select Quality’s (NQS), High Income Opportunity’s (NMZ) and High Income Opportunity 2’s (NMD) shelf offerings, respectively.

Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data

126	Nuveen Investments

obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Investment Quality (NQM)	Level 1	Level 2	Level 3	Total

Long-Term Investments*:
Municipal Bonds	$—	$882,202,475	$—	$882,202,475
Corporate Bonds	—	—	47,701	47,701
Total	$—	$882,202,475	$47,701	$882,202,176

Select Quality (NQS)	Level 1	Level 2	Level 3	Total

Long-Term Investments*:
Municipal Bonds	$—	$805,262,213	$—	$805,262,213
Corporate Bonds	—	—	12,353	12,353
Total	$—	$805,262,213	$12,353	$805,274,566

Quality Income (NQU)	Level 1	Level 2	Level 3	Total

Long-Term Investments*:
Municipal Bonds	$—	$1,357,214,682	$—	$1,357,214,682
Corporate Bonds	—	—	20,287	20,287
Total	$—	$1,357,214,682	$20,287	$1,357,234,969

Premier Income (NPF)	Level 1	Level 2	Level 3	Total

Long-Term Investments*:
Municipal Bonds	$—	$474,566,919	$—	$474,566,919

High Income Opportunity (NMZ)	Level 1	Level 2	Level 3	Total

Long-Term Investments*:
Municipal Bonds	$—	$483,880,491	$—	$483,880,491
Derivatives:
Swaps**	—	52,249	—	52,249
Total	$—	$483,923,740	$—	$483,923,740

High Income Opportunity 2 (NMD)	Level 1	Level 2	Level 3	Total

Long-Term Investments*:
Municipal Bonds	$—	$281,678,891	$772,244	$282,451,135
Corporate Bonds	—	—	7,601	7,601
Derivatives:
Swaps**	—	(50,928)	—	(50,928)
Total	$—	$281,627,963	$779,845	$282,407,808

*	Refer to the Fund’s Portfolio of Investments for state classifications and breakdown of Municipal Bonds and Corporate Bonds classified as Level 3, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

Nuveen Investments	127

Notes to
Financial Statements (Unaudited) (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i.)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii.)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities
Each Fund is authorized to invest in certain derivative instruments, including futures, options and swap contracts. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 - General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of April 30, 2013, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

High Income Opportunity (NMZ)
Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Swaps	Unrealized appreciation
		on swaps	$52,249	—	$—

High Income Opportunity 2 (NMD)
Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Swaps			Unrealized depreciation
		—	$—	on swaps	$(50,928)

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2013, on derivative instruments, as well as the primary risk exposure associated with each.

	High Income		High Income
	Opportunity		Opportunity 2
Net Realized Gain (Loss) from Swaps	(NMZ	)	(NMD	)
Risk Exposure
Interest Rate	$(803,503)		$(557,132)

	High Income		High Income
	Opportunity		Opportunity 2
Change in Net Unrealized Appreciation (Depreciation) of Swaps	(NMZ	)	(NMD	)
Risk Exposure
Interest Rate	$924,546		$788,366

128	Nuveen Investments

4. Fund Shares

Common Shares
Since the inception of the Funds’ repurchase programs, Investment Quality (NQM), Select Quality (NQS), Quality Income (NQU), High Income Opportunity (NMZ) and High Income Opportunity 2 (NMD) have not repurchased any of their outstanding Common shares.

Premier Income (NPF) did not repurchase any of its outstanding Common shares during the six months ended April 30, 2013 and the fiscal year ended October 31, 2012.

Transactions in Common shares were as follows:

	Investment Quality (NQM)		Select Quality (NQS)		Quality Income (NQU)
	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	4/30/13	10/31/12	4/30/13	10/31/12	4/30/13	10/31/12
Common shares:
Sold through shelf offering*	—	—	219,105	490,341	—	—
Issued to shareholders due to reinvestment of distributions	33,669	85,344	19,195	147,527	—	12,374
	33,669	85,344	238,300	637,868	—	12,374
Weighted average Common share:
Premium per shelf offering share sold*	—	—	1.38%	1.71%	—	—

			High Income		High Income
	Premier Income (NPF)		Opportunity (NMZ)		Opportunity 2 (NMD)
	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	4/30/13	10/31/12	4/30/13	10/31/12	4/30/13	10/31/12
Common shares:
Sold through shelf offering*	—	—	1,567,663	2,004,701	295,936	702,445
Issued to shareholders due to reinvestment of distributions	—	—	24,454	54,741	15,367	31,710
	—	—	1,592,117	2,059,442	311,303	734,155
Weighted average Common share:
Premium per shelf offering share sold*	—	—	3.23%	4.05%	1.28%	1.81%

*	Quality Income (NQU) and Premier Income (NPF) are the only Funds not authorized to issue additional shares of their Common stock through a shelf offering at the end of the reporting period.

Transactions in VMTP Shares were as follows:

	High Income Opportunity (NMZ)				High Income Opportunity 2 (NMD)
	Six Months Ended		Year Ended		Six Months Ended		Year Ended
	4/30/13		10/31/12		4/30/13		10/31/12
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
VMTP Shares issued:
Series 1	510	$51,000,000	—	$—	360	$36,000,000	—	$—

Transactions in VRDP Shares were as follows:

Quality Income (NQU)
	Six Months Ended		Year Ended
	4/30/13		10/31/12
	Shares	Amount	Shares	Amount
VRDP Shares issued:
Series 1	400	$40,000,000	—	$—

Nuveen Investments	129

Notes to
Financial Statements (Unaudited) (continued)

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments and derivative transactions, where applicable) during the six months ended April 30, 2013, were as follows:

	Investment		Select		Quality		Premier		High Income		High Income
	Quality		Quality		Income		Income		Opportunity		Opportunity 2
	(NQM	)	(NQS	)	(NQU	)	(NPF	)	(NMZ	)	(NMD	)
Purchases	$41,888,047		$116,573,903		$215,466,012		$29,978,474		$47,610,106		$22,858,026
Sales and maturities	38,449,357		103,955,522		162,795,880		30,228,268		27,237,333		16,759,584

6. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of April 30, 2013, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	Investment		Select		Quality		Premier		High Income		High Income
	Quality		Quality		Income		Income		Opportunity		Opportunity 2
	(NQM	)	(NQS	)	(NQU	)	(NPF	)	(NMZ	)	(NMD	)
Cost of investments	$707,399,015		$718,821,521		$1,171,458,422		$394,400,606		$420,390,214		$255,962,087
Gross unrealized:
Appreciation	$104,275,912		$77,170,425		$132,180,223		$48,221,519		$72,442,544		$39,896,422
Depreciation	(6,305,671)		(6,197,342)		(12,663,401)		(10,349,831)		(21,272,154)		(13,399,773)
Net unrealized appreciation (depreciation) of investments	$97,970,241		$70,973,083		$119,516,822		$37,871,688		$51,170,390		$26,496,649

Permanent differences, primarily due to federal taxes paid, taxable market discount and nondeductible offering costs, resulted in reclassifications among the Funds’ components of Common share net assets as of October 31, 2012, the Funds’ last tax year end, as follows:

	Investment	Select	Quality		Premier		High Income		High Income
	Quality	Quality	Income		Income		Opportunity		Opportunity 2
	(NQM )	(NQS )	(NQU	)	(NPF	)	(NMZ	)	(NMD	)
Paid-in-surplus	$(35,127)	$37,697	$13,841		$(26,207)		$4,764		$74
Undistributed (Over-distribution of) net investment income	(15,015)	(20,963)	(201,711)		5,240		(588,376)		(477,833)
Accumulated net realized gain (loss)	50,142	(16,734)	187,870		20,967		583,612		477,759

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of October 31, 2012, the Funds’ last tax year end, were as follows:

	Investment		Select		Quality		Premier		High Income		High Income
	Quality		Quality		Income		Income		Opportunity		Opportunity 2
	(NQM	)	(NQS	)	(NQU	)	(NPF	)	(NMZ	)	(NMD	)
Undistributed net tax-exempt income *	$9,276,563		$5,682,052		$10,389,838		$4,075,290		$1,570,693		$1,092,089
Undistributed net ordinary income **	84,199		76,173		594,540		30,582		112,025		131,268
Undistributed net long-term capital gains	—		1,477,020		1,216,310		—		—		—

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2012, paid on November 1, 2012.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

130	Nuveen Investments

The tax character of distributions paid during the Funds’ last tax year ended October 31, 2012, was designated for purposes of the dividends paid deduction as follows:

	Investment		Select		Quality		Premier		High Income		High Income
	Quality		Quality		Income		Income		Opportunity		Opportunity 2
	(NQM	)	(NQS	)	(NQU	)	(NPF	)	(NMZ	)	(NMD	)
Distributions from net tax-exempt income	$36,807,053		$35,438,276		$52,302,834		$18,713,323		$24,930,165		$14,164,203
Distributions from net ordinary income **	—		—		—		—		647,761		62,510
Distributions from net long-term capital gains	—		2,608,829		1,821,285		—		—		—

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of October 31, 2012, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Investment		Premier		High Income		High Income
	Quality		Income		Opportunity		Opportunity 2
	(NQM	)	(NPF	)	(NMZ	)	(NMD	)
Expiration:
October 31, 2016	$—		$—		$12,119,476		$4,564,842
October 31, 2017	166,678		4,160,865		34,412,364		28,536,506
October 31, 2018	—		—		209,148		541,658
October 31, 2019	—		76,136		—		1,153,591
Total	$166,678		$4,237,001		$46,740,988		$34,796,597

During the Funds’ last tax year ended October 31, 2012, the following Fund utilized capital loss carryforwards as follows:

	Premier
	Income
	(NPF	)
Utilized capital loss carryforwards	$3,851,832

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by a Fund after December 31, 2010 will not be subject to expiration. During the Funds’ last year ended October 31, 2012, the following Funds generated post-enactment capital losses as follows:

	Investment		High Income		High Income
	Quality		Opportunity		Opportunity 2
	(NQM	)	(NMZ	)	(NMD	)

Post-enactment losses:
Short-term	$—		$—		$—
Long-term	4,746,835		1,134,510		3,475,016

Nuveen Investments	131

Notes to
Financial Statements (Unaudited) (continued)

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Investment Quality (NQM)
Select Quality (NQS)
Quality Income (NQU)
Premier Income (NPF)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

High Income Opportunity (NMZ)
High Income Opportunity Fund 2 (NMD)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.5500%
For the next $125 million	.5375
For the next $250 million	.5250
For the next $500 million	.5125
For the next $1 billion	.5000
For managed assets over $2 billion	.4750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of April 30, 2013, the complex-level fee rate for each of these Funds was .1661%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

132	Nuveen Investments

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Borrowing Arrangements
High Income Opportunity (NMZ) and High Income Opportunity 2 (NMD) have each entered into a senior committed secured 364-day revolving line of credit (“Borrowings”) with its custodian bank as a means of financial leverage. On December 21, 2012, both High Income Opportunity (NMZ) and High Income Opportunity 2 (NMD) terminated their Borrowings. Each Fund’s maximum commitment amount during the period November 1,2012 through December 21, 2012 is as follows:

	High Income		High Income
	Opportunity		Opportunity 2
	(NMZ	)	(NMD	)
Maximum commitment amount	$75,000,000		$50,000,000

During the period November 1,2012 through December 21, 2012, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	High Income		High Income
	Opportunity		Opportunity 2
	(NMZ	)	(NMD	)
Average daily balance outstanding	$50,000,000		$35,000,000
Average annual interest rate	0.98%		1.20%

In order to maintain these Borrowings, the Funds met certain collateral, asset coverage and other requirements. Borrowings outstanding were fully secured by securities held in each Fund’s portfolio of investments. Interest expense incurred on the Borrowings for High Income Opportunity (NMZ) were calculated at a rate per annum equal to the overnight London Inter-bank Offered Rate (LIBOR) offered rate plus .80% on the amounts borrowed. Interest expense incurred on the Borrowings for High Income Opportunity 2 (NMD) were calculated at a rate per annum equal to the higher of the overnight Federal Funds Rate or the overnight LIBOR plus 1.00% on the amounts borrowed and .15% on the undrawn balance.

Borrowings outstanding were recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on each Fund’s borrowed amount and undrawn balance is recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

In addition to the interest expense, High Income Opportunity (NMZ) paid a .15% per annum facility fee, based on the maximum commitment amount of the Borrowings through the termination date. High Income Opportunity 2 (NMD) paid a .65% per annum program fee, based on the average daily outstanding balance and a .35% per annum liquidity fee, based on the maximum commitment amount of the Borrowings through the termination date. Each Fund recognized these fees as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

9. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities
In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

Nuveen Investments	133

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

134	Nuveen Investments

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	135

Glossary of Terms
Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage (see Leverage) and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the

136	Nuveen Investments

deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

■
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Lipper High-Yield Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■	Net Asset Value (NAV): The net market value of all securities held in a portfolio.

■
Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “‘40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond High Yield Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. high yield municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Nuveen Investments	137

Glossary of Terms
Used in this Report (continued)

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a Fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a Fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

138	Nuveen Investments

Additional Fund Information

Board of
Directors/Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank
& Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust
Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

Each Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Common Shares
Fund	Repurchased
NQM	—
NQS	—
NQU	—
NPF	—
NMZ	—
NMD	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	139

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $224 billion as of March 31, 2013.

Find out how we can help you.
To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com
ESA-C-0413D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Quality Municipal Fund, Inc.

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: July 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: July 8, 2013

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: July 8, 2013